                                 SMITH BARNEY
                                  ALLOCATION
                                  SERIES INC.

                      ANNUAL REPORT  |  JANUARY 31, 2002

        GLOBAL PORTFOLIO

        HIGH GROWTH PORTFOLIO

        GROWTH PORTFOLIO

        BALANCED PORTFOLIO

        CONSERVATIVE PORTFOLIO

        INCOME PORTFOLIO

                                                             [LOGO] Smith Barney
                                                                    Mutual Funds
                                 Your Serious Money. Professionally Managed./SM/


         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE

Table of Contents

Letter to Shareholders...................   1

Smith Barney Allocation Series Portfolios

    Global Portfolio.....................   8

    High Growth Portfolio................  13

    Growth Portfolio.....................  18

    Balanced Portfolio...................  23

    Conservative Portfolio...............  28

    Income Portfolio.....................  33

Schedules of Investments.................  38

Statements of Assets and Liabilities.....  44

Statements of Operations.................  45

Statements of Changes in Net Assets......  46

Notes to Financial Statements............  48

Financial Highlights.....................  53

Independent Auditors' Report.............  71

Additional Information...................  72

Tax Information..........................  74

Directors and Officers................... IBC

Dear Shareholder:


[PHOTO]


Heath B. McLendon
Chairman


We are pleased to present the annual report for the Smith Barney Allocation Series Inc.--Global, High Growth, Growth, Balanced, Conservative and Income Portfolios ("Portfolio(s)") for the year ended January 31, 2002. In this report we discuss the period's prevailing market and economic conditions and outline our investment strategy. A detailed summary of the Fund's performance and current holdings can be found in the appropriate sections. We hope you find this report to be useful and informative.

Please note that this report has been prepared for the information of shareholders of the Smith Barney Allocation Series and is not authorized for use unless preceded or accompanied by a current prospectus. The prospectus includes information regarding the Portfolios' sales charges, expenses, objectives, policies, management, performance and other information. Please read it carefully before you invest or send money.

Special Notice to Shareholders
Effective December 13, 2001, Smith Barney Fund Management LLC, the Portfolios' investment manager, utilizes a team management approach to manage the assets of the Portfolios in the Smith Barney Allocation Series Inc.

Investment Strategy
One theme we have stressed to shareholders since we introduced the Portfolios is that successful investing requires discipline and patience. Investors should maintain a long-term perspective and develop a broadly diversified portfolio made up of different investments. Because no two investors are alike, each has different short and long-term investment goals, tolerances for risk and investment time horizons. In volatile markets, a commitment to a disciplined plan is, in our view, a prudent course of action.

Our mission in creating the Smith Barney Allocation Series has remained the same: to maximize reward potential and minimize risk through diversification by investing in a wide range of asset classes and investment styles. As you know, unlike ordinary mutual funds, the Portfolios do not invest directly in stocks, bonds or other securities. Instead, they invest in carefully selected groups of Smith Barney Mutual Funds that work in concert, or together, to achieve the investment objective of each respective Portfolio.

By design, an investment in a particular Portfolio is likely to be less volatile than an investment in a single asset type, a particular mutual fund or a specific financial market. With respect to investment returns, the performance of each Portfolio is designed to rank somewhere in the middle of the asset classes in which it invests, performing below the best markets, but better than the worst ones.

The chart below shows the performance of the six Portfolios' Class A shares, without sales charges, for the period under review. The performance and current holdings of each Portfolio are discussed in greater detail on the following pages. Additional performance information for all of the six Portfolios can be found on pages 8 through 37.

The Performance of Smith Barney Allocation Series Portfolios

Class A Shares Total Returns for the Year Ended January 31, 2002

                                           Class A Shares
                                       Without Sales Charges/1/
                                       -----------------------
                Global Portfolio               (20.21)%
                High Growth Portfolio          (16.25)
                Growth Portfolio               (13.56)
                Balanced Portfolio              (4.58)
                Conservative Portfolio          (2.33)
                Income Portfolio                (0.80)

Market Update
2001 marked the second consecutive year in which global equity markets, as measured by the Morgan Stanley Capital International World Index ("MSCI World Index")/2/, recorded a negative return of 16.82% in dollar terms. This unusual occurrence, which last took place during the 1973-74 oil crisis, reflected the final unwinding of the "irrational exuberance" evident in the late 1990s, particularly in the U.S. technology sector, and the growing realization of an increasingly entrenched global economic slowdown. History will undoubtedly remember 2001 as the year in which the terrorist attacks on the United States wreaked havoc on already weak global equity markets.

For much of the year, equity investors were caught between the positive influence of rapidly declining interest rates and increasingly weak economic data and corporate earnings. In an attempt to stave off deteriorating economic conditions, the U.S. Federal Reserve Board ("Fed") aggressively cut interest rates 11 times, from 6.50% in January to 1.75% by the end of 2001, a 40-year low. Central banks around the world followed suit, albeit to a lesser extent. The European Central Bank ("ECB") remained concerned over lingering inflationary pressures at the start of the year (its mandate solely that of maintaining price stability), delaying its rate cuts until well into the second quarter. By year-end, however, the ECB had reduced rates from 4.75% to 3.25%. Against a more robust domestic economic background, the Bank of England ("BOE") cut rates almost in step with the U.S., but by smaller amounts, from 6.00% to 4.00%. Faced with already zero interest rates, the Bank of Japan broke with tradition by easing monetary policy (i.e., reducing short-term interest rates) quantitatively.

Despite this concerted global monetary easing, ongoing inventory adjustment--particularly in the U.S.--continued to weigh heavily on corporate profits and overall growth. Just as signs of stabilization in business confidence had begun to emerge in late summer, and investors might have expected some positive influence on global growth from the lag-

--------
1These total return figures do not reflect the deduction of a sales charge for each Portfolio's Class A shares. In addition, all total return information represents past performance, which is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The shorter the time period of your investment, the greater the possibility of loss. Portfolio shares are not deposits or obligations of, or insured or guaranteed by, the U.S. government, any financial institution, the Federal Deposit Insurance Corporation, or any other agency, entity, or person.

2The MSCI World Index is a market capitalization weighted equity index of over 1,500 stocks traded in 22 world markets. Please note that an investor cannot invest directly in an index.

ged impact of earlier interest rate cuts, the September 11th terrorist attacks occurred. It is difficult to assess precisely the extent of the negative impact of the attacks on the U.S. and global economy; more evident was the impact on investor sentiment, as global equity markets fell dramatically amid the confusion, not least of all as the New York Stock Exchange was closed for the longest period since the Great Depression.

Sector trends over the year were largely a reflection of investors' perception of the U.S. and global economic environment. At the start of the year, the technology and telecommunications sectors came under heavy selling pressure in favor of the more defensive healthcare, materials, and consumer staples sectors. This divergence persisted and increased during the summer months, as increasingly bleak economic data came to the forefront. In the latter stages of 2001, however, significant sector rotation became evident as confidence grew in an economic recovery in 2002, supported by the central banks' massive liquidity injections and signs that the inventory overhang was well advanced. Against this background, investors shunned defensive areas of the market in favor of cyclical sectors, including materials and consumer discretionary, as well as technology and telecommunications.

As is often the case, the factors that conspired to produce a difficult environment for global equities during 2001 were the same as those that resulted in a strong year for U.S. and European government bond markets. The combination of a slowing global economy and sharply falling short-term interest rates saw government bond yields in the U.S. decline. As the year progressed, the earlier view of a "V-shaped" economic recovery gave way to one of a shallower, but more protracted slowdown followed by a gradual recovery. This allowed the sharp yield declines in the early part of 2001 to be extended, and the yield curve/3/ to steepen significantly. Two factors that could not have been predicted at the start of the year, themselves partly a result of the economic impact of the September 11th attacks, were the extent to which the Fed would be prepared to cut interest rates and the U.S. Treasury's decision to indefinitely postpone 30-year Treasury auctions. These were strong forces in driving yields to previously unimaginable lows. By year-end, however, signs of a trough in U.S. economic data and growing confidence in a U.S. recovery early in 2002 saw yields back up quite sharply in November and December. As a result, the majority of returns from U.S. bonds for the year as a whole were comprised of income. Though early in the year the ECB (and European bond yields) remained caught between slowing economic growth and stubbornly high inflation data, the ECB did ultimately join other central banks in cutting interest rates, allowing yields to fall. The July through September quarter saw the strongest return from European bonds, as evidence grew of a more protracted global slowdown, and equity market volatility in the aftermath of the U.S. terrorist attacks saw investors seeking the relative security of bond markets. As in the U.S., shorter-dated issues outperformed, resulting in a steeper yield curve, but by year-end the majority of price gains had been eradicated.

In the currency markets, the U.S. dollar remained strong, benefiting from its 'safe haven' status in an uncertain environment. The most significant influences in the currency markets came to the forefront during the final three months of the year. Between September 11th and the end of the year, the U.S. dollar gained 10.25% against the yen, as massive bond flows from Japan to the U.S. sparked a weakening of the yen that the Japanese authorities did not act to reverse. This apparent acceptance that a weaker yen would be a necessary part of a meaningful Japanese economic recovery added further to the currency's slide during the following months. Similarly, U.S.-bound equity and bond flows from Europe undermined the euro during the final quarter of 2001, which was compounded by nervousness ahead of the introduction of the physical euro at the start of 2002.

--------
3The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

Equity Market Outlook
Our view calls for a relatively shallow and short-lived economic contraction in the U.S. before a recovery in 2002. Indeed, some data releases in recent weeks suggest that the trough in U.S. economic activity may have arrived in December 2001. Unemployment claims appear to have moderated, and manufacturing new orders in December reached their highest level in 20 months. An improved economic outlook necessarily fosters our more positive equity market outlook for the U.S.

Given historically low interest rates (which we believe may yet fall by a further 25 basis points/4/ in the early part of the year), the advanced stage of the business/inventories cycle, the massive cost cutting exercises that corporations have undertaken, and the absence of any significant inflationary pressures, we expect earnings revisions to start to improve relatively quickly. As this begins to be discounted by investors, we think the market should be able to make progress. At a sector level, we believe the stocks with the greatest values tend to be in the financial sector, while company valuations in the technology and consumer discretionary sectors are currently the most demanding. As far as investor sentiment is concerned, a successful and rapid resolution to tensions in the Middle East could only provide further impetus to the U.S. equity market's progress in 2002.

Economic conditions in mainland Europe remain somewhat sluggish, notably in Germany. Nonetheless, we foresee an improvement in the early part of 2002, though perhaps not to the same degree as we might see in the U.S. In part, this reflects the ECB's less aggressive easing over the past year, and fiscal policy has remained tighter in relative terms. On the positive side, inflation continues to moderate (Germany and France may yet enter a period of deflation), the price of oil remains subdued, and the successful introduction of the physical euro has heralded a period of renewed currency strength. We believe these various factors should allow the ECB to cut interest rates more aggressively in coming months and, in addition, we expect further fiscal stimulus across the region. Mainland Europe's relatively cyclical market composition, which was a drag on its performance last year, is likely to be a positive driver in 2002. In our view, this leaves mainland Europe the most attractively valued of the major markets as we look ahead, notably in the financials, industrials and materials sectors.

We believe the United Kingdom ("UK") is also attractively valued, against a relatively healthy economic backdrop, particularly in the consumer sector, which is being supported by low interest rates and a tight labor market. The UK stands alone, having bucked the worst of the global economic slowdown in 2001, and this is likely to limit the extent to which the BOE can further reduce interest rates. Indeed, notwithstanding the well-documented recession in the manufacturing sector, interest rates may yet be on a rising path once more in 2002 if tight labor conditions and consumer confidence pose a threat to currently benign inflationary conditions. Within the UK market, we currently see the greatest values in the industrials and materials sectors.

The outlook for the Japanese economy and market remains dependent on the policymakers' efforts to bring about an end to spiralling deflation. A lack of flexibility in both fiscal and monetary policy is likely to result in continued weakness in domestic demand in 2002, with only limited benefit coming from improved global economic conditions in the second half of the year. From an equity market perspective, companies' restructuring plans appear to be gathering pace, but this remains relatively limited and is likely to act as a further brake on the broader economic scenario. The risk of a broader and deeper banking crisis remains the biggest single threat in the coming year. Our aggregated company-level forecasts suggest only limited value in Japan, with the healthcare sector offering the great

--------
4A basis point is 0.01%, or one one-hundredth of a percent.

est value and industrials appearing somewhat overvalued. Outside of Japan, a U.S. economic upturn holds some hope for the Asia-Pacific region in the second half of the year, with those countries most directly exposed to U.S. demand (Korea, Malaysia, Singapore, the Philippines and Taiwan) the greatest beneficiaries. Japan's economic woes are likely to remain a drag on some of the region's exporters, notably the emerging Asian economies. Our analysis suggests little value among the region's major markets, with Singapore the notable exception. At the sector level, we see the greatest value in the industrials and financials sectors, while telecommunications remains rather stretched in valuations terms.

Bond Market Outlook
We are rather less sanguine about the outlook for global bond markets in 2002. Though last year ended with the United States, Japan and Germany in recession, the recent back up in global bond yields reflects investors' anticipation of economic recovery in 2002. We also expect the global economy to rebound but the exact timing and size of any recovery is not clear. In the U.S., massive monetary easing, in conjunction with fiscal stimulus should, in our opinion, provide the necessary boost to take the economy out of the recession. Consequently, we think the Fed's easing cycle is near an end and, therefore, that the yield curve is likely to flatten. We expect credit spreads, particularly medium-grade, to tighten over the intermediate term, as a rebounding economy, characterized by a modest turnaround in business spending and profit growth, provides a more positive fundamental environment. This is likely, however, to be the bright spot in U.S. bond markets during 2002 in our view.

We think the future for the Japanese economy is likely to remain bleak, as the country experiences the fourth recession in a decade, uncontrollable deflation and low levels of consumer and corporate confidence. There remains the possibility that the Japanese authorities may yet resort to increased Japanese Government Bond ("JGB") issuance to finance some form of meaningful recovery. Further shocks to the banking system (banks being the largest purchasers of Japanese bonds) represent the largest single risk to Japanese bond yields. On balance, given their very low current level the balance of risk to Japanese bond yields must remain on the upside, though we expect little or no change in yields in the months ahead.

We anticipate further official interest rate reductions from the ECB due to continued weak economic data and the likelihood that inflation will fall below the targeted level for at least the first half of 2002. We are mindful about the recent change in sentiment in the marketplace with respect to future interest rate reductions. However, we feel that the ECB is in a position to continue to reduce official interest rates, even if there are growing expectations for interest rate hikes in the U.S. and UK. Consequently, we believe that Europe will provide a better alternative for bond investors compared to Japan and the U.S. We think this is likely to be more pronounced at the shorter end of the yield curve, driven by the anticipation of further ECB interest rate reductions.

Thank you for investing in the Smith Barney Allocation Series Inc. We look forward to helping you pursue your financial goals in the future.


Sincerely,

/s/ Heath Mclendon
Heath B. McLendon
Chairman

and

The Investment Management Team

February 28, 2002

The information provided in all of the following market commentaries on pages 8 through 33 represent the opinion of the manager(s) and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Portfolios' or the percentage of the Portfolios' assets held in various sectors will remain the same. Also, please note any discussion of the Portfolios' holdings is as of January 31, 2002, and is subject to change.

                      The Benefits of Long-Term Investing
Growth of $10,000 Invested in the Standard & Poor's 500 Index, Lehman Brothers
  Government/Corporate Bond Index, Salomon Smith Barney World Government Bond
           Index and Morgan Stanley Capital International EAFE Index
                         (January 1992 - January 2002)
                                  (unaudited)



                                     [CHART]

                             Salomon
           Standard &      Smith Barney                        Lehman Brothers
             Poor's      World Government       MSCI        Government/Corporate
           500 Index       Bond Index        EAFE Index        Bond Index
1/92         10,000           10,000             10,000             10,000
1/93         11,056           10,993              9,006             11,158
1/94         12,477           12,174             12,986             12,307
1/95         12,542           11,873             12,442             11,925
1/96         17,385           13,958             14,492             14,038
1/97         21,963           15,158             14,814             14,373
1/98         27,871           16,986             16,361             15,979
1/99         36,930           19,664             18,746             17,373
1/00         40,745           18,473             22,354             16,874
1/01         40,376           20,631             20,494             19,195
1/02         33,858           20,075             15,206             20,635


The Standard & Poor's 500 Index is a capitalization-weighted index of 500 widely held common stocks. The Lehman Government/Corporate Bond Index is a combination of publicly issued intermediate- and long-term U.S. government bonds and corporate bonds. The Salomon Smith Barney World Government Bond Index is a market-capitalization-weighted benchmark that tracks the performance of the government bond markets of 14 countries. The Morgan Stanley Capital International ("MSCI") EAFE Index consists of the equity total returns for Europe, Australasia and the Far East. These indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. An investor cannot invest directly in an index and the performance of these indices does not represent the performance of any Smith Barney Fund. Past performance is not indicative of future results.

THE GLOBAL PORTFOLIO

                            Target Asset Allocation

                                     [CHART]



Stock Funds                                                                 100%


The Global Portfolio seeks capital appreciation by investing 100% of its assets in global, international and U.S. stock funds.
The Target Asset Allocation set forth above represents an approximate mix of investments for the Global Portfolio. The allocation and investment mix of the Portfolio may vary depending upon market conditions, cash flows in and out of the Portfolio and other factors. In addition, the allocation and investment ranges of the Portfolio may be changed from time to time upon the approval of the Smith Barney Allocation Series' Board of Directors.


                               Index Comparison*

                        S&P 500**               (16.14)%
                        Russell 2000(R)***       (3.60)
                        MSCI EAFE+              (25.58)
                        MSCI Emerging Markets++ (11.28)

 *The chart above represents total returns for the year ended January 31, 2002. **The S&P 500 Index is a market capitalization-weighted measure of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.
***The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. Please note that an investor cannot invest directly in an index.
 +The MSCI EAFE Index is an unmanaged index of common stocks of companies located in Europe, Australasia and the Far East. Please note that an investor cannot invest directly in an index.
++The MSCI Emerging Markets Index is a broad-based unmanaged index of emerging market companies with an average size of $800 million and the index performance of emerging markets in South America, South Africa, Asia and Eastern Europe. Please note that an investor cannot invest directly in an index.


                               Performance Update

The Global Portfolio's ("Portfolio") Class A shares, without sales charges, returned a negative 20.21% for the year ended January 31, 2002. The chart that appears on page 12 compares the Portfolio's performance to broad-based indices that track four of the asset classes represented by the Portfolio.


                             Investment Objective

The Global Portfolio is the most aggressively managed Portfolio of the Smith Barney Allocation Series Inc. and designed for investors who are willing to tolerate higher short-term market fluctuations for potential long-term gains.

Please be aware that, unlike the other five Portfolios in the Smith Barney Allocation Series, the Global Portfolio is designed to further diversify an investor's existing investment portfolio and is not intended to be a complete investment program. (Please note that international investing involves certain risks, such as currency fluctuation, differing accounting and financial standards and the potential for adverse political developments, among others.)

The Allocation Series Global Portfolio Breakdown (as of 1/31/02) (unaudited)

                                     [CHART]

Smith Barney Investment Funds, Inc.-Smith Barney Hansberger
 Global Value Fund                                                           35%
   Top 5 Holdings:
     International Business Machines Corp.
     Unisys Corp.
     HSBC Holdings PLC
     Microsoft Corp.
     Schlumberger Ltd.
Smith Barney World Funds, Inc.-International All Cap Growth Portfolio        30%
   Top 5 Holdings:
     Grafton Group PLC
     Nokia OYJ
     Mettler-Toledo International Inc.
     Capita Group PLC
     Serco Group PLC
Smith Barney Investment Trust-Smith Barney Large Capitalization Growth Fund  15%
   Top 5 Holdings:
     Intel Corp.
     Pfizer Inc.
     Berkshire Hathaway Inc.
     Texas Instruments Inc.
     Gillette Co.
Smith Barney Small Cap Core Fund, Inc.                                       10%
   Top 5 Holdings:
     NVR, Inc.
     JDA Software Group, Inc.
     Aztar Corp.
     Dole Food Co., Inc.
     Applebee's International, Inc.
Smith Barney Investment Trust-Smith Barney Mid Cap Core Fund                  5%
   Top 5 Holdings:
     Sepracor Inc.
     SPX Corp.
     AMBAC Financial Group
     Pepsi Bottling Group Inc.
     L3 Communications Holding Corp.
Smith Barney Funds, Inc.-Large Cap Value Fund                                 5%
   Top 5 Holdings:
     Wells Fargo Corp.
     Exxon Mobil Corp.
     American Express Co.
     Kimberly Clark Corp.
     Hartford Financial Group

THE GLOBAL PORTFOLIO

Historical Performance -- Class A Shares

                          Net Asset Value
                   ------------------------------ Income   Capital Gain     Total
Year Ended         Beginning of Year End of Year Dividends Distributions Returns/(1)+/
--------------------------------------------------------------------------------------
1/31/02                 $11.93         $ 8.87      $0.00       $0.69        (20.21)%
--------------------------------------------------------------------------------------
1/31/01                  13.67          11.93       0.12        0.36         (9.29)
--------------------------------------------------------------------------------------
1/31/00                  11.16          13.67       0.20        0.04         24.57
--------------------------------------------------------------------------------------
Inception*-1/31/99       11.40          11.16       0.04        0.01         (1.60)++
--------------------------------------------------------------------------------------
Total                                              $0.36       $1.10
--------------------------------------------------------------------------------------

Historical Performance -- Class B Shares

                          Net Asset Value
                   ------------------------------ Income   Capital Gain     Total
Year Ended         Beginning of Year End of Year Dividends Distributions Returns/(1)+/
--------------------------------------------------------------------------------------
1/31/02                 $11.92         $ 8.78      $0.00       $0.69        (20.93)%
--------------------------------------------------------------------------------------
1/31/01                  13.65          11.92       0.03        0.36         (9.92)
--------------------------------------------------------------------------------------
1/31/00                  11.15          13.65       0.09        0.04         23.59
--------------------------------------------------------------------------------------
Inception*-1/31/99       11.40          11.15       0.00        0.01         (2.16)++
--------------------------------------------------------------------------------------
Total                                              $0.12       $1.10
--------------------------------------------------------------------------------------

Historical Performance -- Class L Shares

                          Net Asset Value
                   ------------------------------ Income   Capital Gain     Total
Year Ended         Beginning of Year End of Year Dividends Distributions Returns/(1)+/
--------------------------------------------------------------------------------------
1/31/02                 $11.91         $ 8.78      $0.00       $0.69        (20.86)%
--------------------------------------------------------------------------------------
1/31/01                  13.64          11.91       0.03        0.36         (9.93)
--------------------------------------------------------------------------------------
1/31/00                  11.14          13.64       0.09        0.04         23.61
--------------------------------------------------------------------------------------
Inception*-1/31/99       11.40          11.14       0.00        0.01         (2.25)++
--------------------------------------------------------------------------------------
Total                                              $0.12       $1.10
--------------------------------------------------------------------------------------

It is the Portfolio's policy to distribute dividends and capital gains, if any, annually.

Average Annual Total Returns+

                           Without Sales Charges/(1)/
                           ---------------------------
                           Class A  Class B  Class L
-----------------------------------------------------
-----------------------------------------------------
Year Ended 1/31/02         (20.21)% (20.93)% (20.86)%
-----------------------------------------------------
Inception* through 1/31/02  (3.02)   (3.76)   (3.76)
-----------------------------------------------------

                            With Sales Charges/(2)/
                           ---------------------------
                           Class A  Class B  Class L
-----------------------------------------------------
-----------------------------------------------------
Year Ended 1/31/02         (24.22)% (24.61)% (22.38)%
-----------------------------------------------------
Inception* through 1/31/02  (4.29)   (4.21)   (4.02)
-----------------------------------------------------

Cumulative Total Returns+

                                     Without Sales Charges/(1)/
---------------------------------------------------------------
Class A (Inception* through 1/31/02)          (11.28)%
---------------------------------------------------------------
Class B (Inception* through 1/31/02)          (13.87)
---------------------------------------------------------------
Class L (Inception* through 1/31/02)          (13.87)
---------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
 + The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 *  Inception date for Class A, B and L shares is March 9, 1998.

Growth of $10,000 Invested in Class A, B and L Shares of the Global Portfolio vs.
the Standard & Poor's 500 Index, Russell 2000 Index, Morgan Stanley Capital International
EAFE Index and Morgan Stanley Capital International Emerging Markets Index March 9, 1998 -- January 31, 2002 (unaudited)


                                    [CHART]

             Global     Global       Global      Standard
           Portfolio- Portfolio-   Portfolio-    & Poor's                                    MSCI Emerging
             Class A    Class B     Class L        500        Russell 2000      MSCI EAFE      Markets
             Shares     Shares       Shares       Index          Index           Index          Index
             ------     ------       ------       -----          -----           -----          -----
3/9/98      9,500     10,000        9,896       10,000         10,000          10,000        10,000
1/99        9,348      9,784        9,674       12,318          9,362          10,748         7,292
1/00       11,646     12,092       11,958       13,591         11,023          12,817        12,713
1/01       10,564     10,892       10,770       13,467         11,430          11,751        10,039
1/31/02     8,429      8,459        8,523       11,293         11,019           8,719         8,861



The chart above represents a hypothetical illustration of $10,000 invested in Class A, B and L shares on March 9, 1998 (inception date), assuming deduction of the maximum 5.00% and 1.00% sales charges at the time of investment for Class A and L shares, respectively, the deduction of the maximum 5.00% CDSC for Class B shares and the deduction of the 1.00% CDSC for Class L shares. It also assumes reinvestment of dividends and capital gains, if any, at net asset value through January 31, 2002. The Standard & Poor's 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Russell 2000 Index is a capitalization weighted total return index which is comprised of 2,000 of some of the smaller-capitalized U.S.-domiciled companies whose common stock is traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq. The Morgan Stanley Capital International ("MSCI") EAFE Index consists of the equity total returns for Europe, Australasia and the Far East. The MSCI Emerging Markets Index consists of emerging market companies with an average size of $800 million, the index performance of emerging markets in South America, South Africa, Asia and Eastern Europe. These indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. An investor cannot invest directly in an index. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

THE HIGH GROWTH PORTFOLIO

                            Target Asset Allocation


                                    [CHART]

Bond Funds                                                                   10%
Stock Funds                                                                  90%

The High Growth Portfolio seeks capital appreciation by investing a high percentage of its assets in aggressive equity funds.
The Target Asset Allocation set forth above represents an approximate mix of investments for the High Growth Portfolio. The allocation and investment mix of the Portfolio may vary depending upon market conditions, cash flows in and out of the Portfolio and other factors. In addition, the allocation and investment ranges of the Portfolio may be changed, from time to time, upon the approval of the Smith Barney Allocation Series' Board of Directors.
                               Index Comparison*

                       S&P 500**                 (16.14)%
                       Russell 2000(R)***         (3.60)
                       MSCI EAFE+                (25.58)
                       Salomon Smith Barney High
                        Yield Market++            (0.79)

  *The chart above represents total returns for the year ended January 31, 2002. **The S&P 500 Index is a market capitalization-weighted measure of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.
***The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. Please note that an investor cannot invest directly in an index.
  +The MSCI EAFE Index is an unmanaged index of common stocks of companies located in Europe, Australasia and the Far East. Please note that an investor cannot invest directly in an index.
 ++The Salomon Smith Barney High Yield Market Index is a broad-based unmanaged index of high yield securities. Please note that an investor cannot invest directly in an index.


                              Performance Update

The High Growth Portfolio's ("Portfolio") Class A shares, without sales charges, returned a negative 16.25% for the year ended January 31, 2002. The chart that appears on page 17 compares the Portfolio's performance to broad-based indices that track four of the asset classes represented by the Portfolio.

                             Investment Objective

The Portfolio seeks capital appreciation. Among the Portfolios of the Smith Barney Allocation Series Inc., the High Growth Portfolio invests a large portion of its assets in aggressive stock mutual funds that focus on smaller, more speculative companies as well as mid-sized (or larger) companies with the potential for rapid growth. Moreover, a significant portion of the Portfolio is invested in international or emerging markets funds in order to achieve a greater level of diversification.

The Allocation Series High Growth Portfolio Breakdown (as of 1/31/02)
(unaudited)






                                     [CHART]

Smith Barney Small Cap Core Fund, Inc.                                       23%
   Top 5 Holdings:
     NVR, Inc.
     JDA Software Group, Inc.
     Aztar Corp.
     Dole Food Co., Inc.
     Applebee's International, Inc.
Smith Barney Investment Trust-Smith Barney Large Capitalization Growth Fund  15%
   Top 5 Holdings:
     Intel Corp.
     Pfizer Inc.
     Berkshire Hathaway Inc.
     Texas Instruments Inc.
     Gillette Co.
Smith Barney Aggressive Growth Fund Inc.                                     11%
   Top 5 Holdings:
     UnitedHealth Group Inc.
     Forest Laboratories, Inc.
     Lehman Brothers Holdings Inc.
     IDEC Pharmaceuticals Corp.
     Tyco International Ltd.
Smith Barney Investment Funds Inc.-Smith Barney Hansberger Global
 Value Fund                                                                  10%
   Top 5 Holdings:
     International Business Machines Corp.
     Unisys Corp.
     HSBC Holdings PLC
     Microsoft Corp.
     Schlumberger Ltd.
Smith Barney Investment Funds Inc.-Smith Barney Peachtree Growth Fund         8%
   Top 5 Holdings:
     Nvidia Corp.
     Norfolk Southern
     Omnicom Group
     Anheuser-Busch Cos. Inc.
     The Bisys Group Inc.
Smith Barney World Funds, Inc.-International All Cap Growth Portfolio         7%
   Top 5 Holdings:
     Grafton Group PLC
     Nokia OYJ
     Mettler-Toledo International Inc.
     Capita Group PLC
     Serco Group PLC
Smith Barney Investment Trust-Smith Barney Mid Cap Core Fund                  6%
   Top 5 Holdings:
     Sepracor Inc.
     SPX Corp.
     AMBAC Financial Group Inc.
     Pepsi Bottling Group Inc.
     L3 Communications Holding Corp.
Smith Barney Funds, Inc.-Large Cap Value Fund                                 6%
   Top 5 Holdings:
     Wells Fargo Corp.
     Exxon Mobil Corp.
     American Express Co.
     Kimberly Clark Corp.
     Hartford Financial Group
Smith Barney Income Funds-Smith Barney High Income Fund                       5%
   Top 5 Holdings:
     Intrawest Corp., Sr. Notes, 10.50%
     Charter Communications Holding Corp., Sr. Discount Notes, 12.33%
     Stone Container Finance Corp., Guaranteed Sr. Notes, 11.50%
     Quebecor Media Inc., Sr. Notes, 11.13%
     Rogers Cablesystems Ltd., 11.00%
Smith Barney Investment Series-Smith Barney Growth and Income Fund            5%
   Top 5 Holdings:
     Microsoft Corp.
     Costco Wholesale Corp.
     Pfizer Inc.
     Bank of New York, Inc.
     Verizon Communications
Smith Barney Investment Funds Inc.-Smith Barney Small Cap Growth Fund         4%
   Top 5 Holdings:
     Eaton Vance Corp.
     International Game Technology
     Chicos FAS Inc.
     Everest Reinsurance Group Ltd.
     Emulex Corp.

THE HIGH GROWTH PORTFOLIO


Historical Performance -- Class A Shares

                           Net Asset Value
                    ------------------------------ Income   Capital Gain     Total
Year Ended          Beginning of Year End of Year Dividends Distributions Returns/(1)+/
---------------------------------------------------------------------------------------
1/31/02                  $15.11         $12.12      $0.00*      $0.57        (16.25)%
---------------------------------------------------------------------------------------
1/31/01                   16.81          15.11       0.67        0.84         (0.94)
---------------------------------------------------------------------------------------
1/31/00                   14.86          16.81       0.53        0.35         18.97
---------------------------------------------------------------------------------------
1/31/99                   12.97          14.86       0.08        0.48         19.15
---------------------------------------------------------------------------------------
1/31/98                   12.41          12.97       0.13        0.33          8.25
---------------------------------------------------------------------------------------
Inception**-1/31/97       11.40          12.41       0.20        0.04         11.04++
---------------------------------------------------------------------------------------
Total                                               $1.61       $2.61
---------------------------------------------------------------------------------------

Historical Performance -- Class B Shares

                           Net Asset Value
                    ------------------------------ Income   Capital Gain     Total
Year Ended          Beginning of Year End of Year Dividends Distributions Returns/(1)+/
---------------------------------------------------------------------------------------
1/31/02                  $15.08         $12.01      $0.00       $0.57        (16.83)%
---------------------------------------------------------------------------------------
1/31/01                   16.74          15.08       0.52        0.84         (1.65)
---------------------------------------------------------------------------------------
1/31/00                   14.81          16.74       0.39        0.35         18.01
---------------------------------------------------------------------------------------
1/31/99                   12.95          14.81       0.00        0.48         18.30
---------------------------------------------------------------------------------------
1/31/98                   12.41          12.95       0.05        0.33          7.44
---------------------------------------------------------------------------------------
Inception**-1/31/97       11.40          12.41       0.07        0.04          9.91++
---------------------------------------------------------------------------------------
Total                                               $1.03       $2.61
---------------------------------------------------------------------------------------

Historical Performance -- Class L Shares

                           Net Asset Value
                    ------------------------------ Income   Capital Gain     Total
Year Ended          Beginning of Year End of Year Dividends Distributions Returns/(1)+/
---------------------------------------------------------------------------------------
1/31/02                  $15.09         $12.01      $0.00       $0.57        (16.88)%
---------------------------------------------------------------------------------------
1/31/01                   16.75          15.09       0.52        0.84         (1.65)
---------------------------------------------------------------------------------------
1/31/00                   14.81          16.75       0.39        0.35         18.08
---------------------------------------------------------------------------------------
1/31/99                   12.96          14.81       0.00        0.48         18.21
---------------------------------------------------------------------------------------
1/31/98                   12.42          12.96       0.05        0.33          7.44
---------------------------------------------------------------------------------------
Inception**-1/31/97       11.40          12.42       0.07        0.04         10.00++
---------------------------------------------------------------------------------------
Total                                               $1.03       $2.61
---------------------------------------------------------------------------------------

It is the Portfolio's policy to distribute dividends and capital gains, if any, annually.

Average Annual Total Returns+

                                         Without Sales Charges/(1)/
                                         ---------------------------
                                         Class A  Class B  Class L
             ------------------------------------------------------
             ------------------------------------------------------
             Year Ended 1/31/02          (16.25)% (16.83)% (16.88)%
             ------------------------------------------------------
             Five Years Ended 1/31/02      4.95     4.18     4.16
             ------------------------------------------------------
             Inception** through 1/31/02   5.95     5.12     5.12
             ------------------------------------------------------

                                          With Sales Charges/(2)/
                                         ---------------------------
                                         Class A  Class B  Class L
             ------------------------------------------------------
             ------------------------------------------------------
             Year Ended 1/31/02          (20.46)% (20.81)% (18.49)%
             ------------------------------------------------------
             Five Years Ended 1/31/02      3.88     4.01     3.94
             ------------------------------------------------------
             Inception** through 1/31/02   5.05     5.12     4.94
             ------------------------------------------------------

Cumulative Total Returns+

                                      Without Sales Charges/(1)/
----------------------------------------------------------------
Class A (Inception** through 1/31/02)           41.36%
----------------------------------------------------------------
Class B (Inception** through 1/31/02)           34.87
----------------------------------------------------------------
Class L (Inception** through 1/31/02)           34.85
----------------------------------------------------------------

(1)Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2)Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
+ The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
++Total return is not annualized, as it may not be representative of the total return for the year.
* Amount represents less than $0.01 per share.
**Inception date for Class A, B and L shares is February 5, 1996.

Growth of $10,000 Invested in Class A, B and L Shares of the High Growth Portfolio vs.
the Standard & Poor's 500 Index, Russell 2000 Index,
Morgan Stanley Capital International EAFE Index and Salomon Smith Barney High Yield Market Index
February 5, 1996 -- January 31, 2002 (unaudited)

                                    [CHART]

          High Growth    High Growth      High Growth       Standard &
           Portfolio-     Portfolio-       Portfolio-       Poor's 500       Russell       MSCI        Salomon Smith Barney
        Class A Shares  Class B Shares   Class L Shares      Index         2000 Index   EAFE Index    High Yield Market Index
        --------------  --------------   --------------  ----------------  ----------   ----------    -----------------------
2/5/96      9,500         10,000            9,896            10,000         10,000        10,000             10,000
1/97       10,549         10,991           10,886            12,630         11,897        10,220             11,049
1/98       11,419         11,809           11,695            16,026         14,047        11,272             12,693
1/99       13,607         13,971           13,825            21,235         14,099        12,915             13,050
1/00       16,187         16,487           16,324            23,429         16,601        15,400             12,973
1/01       16,035         16,215           16,055            23,216         17,213        14,119             13,170
1/31/02    13,430         13,487           13,344            19,469         16,595        10,476             13,066

The chart above represents a hypothetical illustration of $10,000 invested in Class A, B and L shares on February 5, 1996 (inception date), assuming deduction of the maximum 5.00% and 1.00% sales charges at the time of investment for Class A and L shares, respectively, the deduction of the maximum 5.00% CDSC for Class B shares and the deduction of the 1.00% CDSC for Class L shares. It also assumes reinvestment of dividends and capital gains, if any, at net asset value through January 31, 2002. The Standard & Poor's 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Russell 2000 Index is a capitalization weighted total return index which is comprised of 2,000 of some of the smaller-capitalized U.S.-domiciled companies whose common stock is traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq. The Morgan Stanley Capital International ("MSCI") EAFE Index consists of the equity total returns for Europe, Australia and the Far East. The Salomon Smith Barney High Yield Market Index covers a significant portion of the below-investment-grade U.S. corporate bond market. These indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. An investor cannot invest directly in an index. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

THE GROWTH PORTFOLIO

                            Target Asset Allocation


                                    [CHART]

Bond Funds                                                                   30%
Stock Funds                                                                  70%

The Growth Portfolio seeks long-term growth of capital by investing primarily in funds containing the issues of more established companies.
The Target Asset Allocation set forth above represents an approximate mix of investments for the Growth Portfolio. The allocation and investment mix of the Portfolio may vary depending upon market conditions, cash flows in and out of the Portfolio and other factors. In addition, the allocation and investment ranges of the Portfolio may be changed from time to time upon the approval of the Smith Barney Allocation Series' Board of Directors.

                               Index Comparison*

                      S&P 500**                   (16.14)%
                      Russell 2000(R)***           (3.60)
                      MSCI EAFE+                  (25.58)
                      Lehman Brothers Government/
                       Corporate Bond++             7.50
  *The chart above represents total returns for the year ended January 31, 2002. **The S&P 500 Index is a market capitalization-weighted measure of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.
***The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. Please note that an investor cannot invest directly in an index.
  +The MSCI EAFE Index is an unmanaged index of common stocks of companies located in Europe, Australasia and the Far East. Please note that an investor cannot invest directly in an index.
 ++The Lehman Brothers Government/Corporate Bond Index tracks the performance of the overall bond market and is a broad measure of the performance of government and corporate fixed-rate debt issues. Please note that an investor cannot invest directly in an index.


                              Performance Update

The Growth Portfolio's ("Portfolio") Class A shares, without sales charges, returned a negative 13.56% for the year ended January 31, 2002. The chart that appears on page 22 compares the Portfolio's performance to broad-based indices that track four of the asset classes represented by the Portfolio.

                             Investment Objective

The Portfolio seeks long-term growth of capital. Among the Portfolios of the Smith Barney Allocation Series Inc., the Growth Portfolio invests the highest percentage of its assets in large-capitalization stock mutual funds to provide growth. The Portfolio's stock allocation also includes funds that invest in small and mid-cap stock/1/ and international securities. In addition, a significant portion of the Portfolio is allocated to bonds to help reduce its potential volatility.

1 Please be aware that investments in small and mid-cap companies entail greater risk that investments in their large-cap counterparts.

The Allocation Series Growth Portfolio Breakdown (as of 1/31/02) (unaudited)

       [CHART]

Smith Barney Investment Funds Inc.-Smith Barney
Investment Grade Bond Fund                                                   12%
   Top 5 Holdings:
     Government National Mortgage Association (GNMA)
     US Treasury Strip
     International Business Machines Corp.
     Abbey National
     United Technologies Corp
Smith Barney Funds, Inc.
Large Cap Value Fund                                                         11%
   Top 5 Holdings:
     Wells Fargo Corp.
     Exxon Mobil Corp.
     American Express Co.
     Kimberly Clark Corp.
     Hartford Financial Group
Smith Barney Investment Trust-Smith Barney
Large Capitalization Growth Fund                                             11%
   Top 5 Holdings:
     Intel Corp.
     Pfizer Inc.
     Berkshire Hathaway Inc.
     Texas Instruments Inc.
     Gillette Co.
Smith Barney Investment Series-Smith Barney
Growth and Income Fund                                                       10%
   Top 5 Holdings:
     Microsoft Corp.
     Costco Wholesale Corp.
     Pfizer Inc.
     Bank of New York, Inc.
     Verizon Communications
Smith Barney Income Funds-Smith Barney
High Income Fund                                                              9%
   Top 5 Holdings
     Intrawest Corp., Sr. Notes, 10.50%
     Charter Communications Holdings Corp., Sr. Discount Notes, 12.33%
     Stone Container Finance Corp., Guaranteed Sr. Notes, 11.50%
     Quebecor Media Inc., Sr. Notes, 11.13%
     Rogers Cablesystems Ltd., 11.00%
Smith Barney Investment Funds Inc.-Smith
Barney Peachtree Growth Fund                                                  8%
   Top 5 Holdings
     Nvidia Corp.
     Norfolk Southern
     Omnicom Group
     Anheuser-Busch Cos. Inc.
     The Bisys Group Inc.
Smith Barney World Funds, Inc.
International All Cap
Growth Portfolio                                                              8%
   Top 5 Holdings
     Grafton Group PLC
     Nokia OYJ
     Mettler-Toledo International Inc.
     Capita Group PLC
     Serco Group PLC
Smith Barney Aggressive Growth Fund Inc.                                      5%
   Top 5 Holdings
     UnitedHealth Group Inc.
     Forest Laboratories, Inc.
     Lehman Brothers Holdings Inc.
     IDEC Pharmaceuticals Corp.
     Tyco International Ltd.
Smith Barney Investment Trust-Smith
Barney Mid Cap Core Fund                                                      6%
   Top 5 Holdings:
     Sepracor Inc.
     SPX Corp.
     AMBAC Financial Group Inc.
     Pepsi Bottling Group Inc.
     L3 Communications Holding Corp.
Smith Barney Small Cap Core Fund, Inc.                                        6%
   Top 5 Holdings:
     NVR, Inc.
     JDA Software Group, Inc.
     Aztar Corp.
     Dole Food Co., Inc.
     Applebee's International, Inc.
Smith Barney Investment Funds-Smith Barney
Hansberger Global Value Fund                                                  5%
   Top 5 Holdings:
     International Business Machines Corp.
     Unisys Corp.
     HSBC Holdings PLC
     Microsoft Corp.
     Schlumberger Ltd.
Smith Barney Investment
Funds Inc.-Smith Barney
Government Securities Fund                                                    5%
   Sector Breakdown:
     U.S. Government Agencies        69.60%
     U.S. Treasuries                 24.20%
     Other                            6.20%
Smith Barney Investment Funds Inc.-Smith
Barney Small Cap Growth Fund                                                  4%
   Top 5 Holdings:
     Eaton Vance Corp.
     International Game Technology
     Chicos FAS Inc.
     Everest Reinsurance Group Ltd.
     Emulex Corp.

THE GROWTH PORTFOLIO


Historical Performance -- Class A Shares

                          Net Asset Value
                   ------------------------------ Income   Capital Gain     Total
Year Ended         Beginning of Year End of Year Dividends Distributions Returns/(1)+/
--------------------------------------------------------------------------------------
1/31/02                 $13.64         $10.89      $0.24       $0.69        (13.56)%
--------------------------------------------------------------------------------------
1/31/01                  15.11          13.64       0.60        0.88          0.21
--------------------------------------------------------------------------------------
1/31/00                  14.43          15.11       0.49        0.35         10.53
--------------------------------------------------------------------------------------
1/31/99                  12.99          14.43       0.27        0.37         16.20
--------------------------------------------------------------------------------------
1/31/98                  12.32          12.99       0.32        0.46         11.82
--------------------------------------------------------------------------------------
Inception*-1/31/97       11.40          12.32       0.31        0.02         11.08++
--------------------------------------------------------------------------------------
Total                                              $2.23       $2.77
--------------------------------------------------------------------------------------

Historical Performance -- Class B Shares

                          Net Asset Value
                   ------------------------------ Income   Capital Gain     Total
Year Ended         Beginning of Year End of Year Dividends Distributions Returns/(1)+/
--------------------------------------------------------------------------------------
1/31/02                 $13.74         $10.98      $0.15       $0.69        (14.17)%
--------------------------------------------------------------------------------------
1/31/01                  15.18          13.74       0.46        0.88         (0.56)
--------------------------------------------------------------------------------------
1/31/00                  14.48          15.18       0.34        0.35          9.61
--------------------------------------------------------------------------------------
1/31/99                  13.00          14.48       0.13        0.37         15.40
--------------------------------------------------------------------------------------
1/31/98                  12.33          13.00       0.21        0.46         10.93
--------------------------------------------------------------------------------------
Inception*-1/31/97       11.40          12.33       0.22        0.02         10.32++
--------------------------------------------------------------------------------------
Total                                              $1.51       $2.77
--------------------------------------------------------------------------------------

Historical Performance -- Class L Shares

                          Net Asset Value
                   ------------------------------ Income   Capital Gain     Total
Year Ended         Beginning of Year End of Year Dividends Distributions Returns/(1)+/
--------------------------------------------------------------------------------------
1/31/02                 $13.74         $11.00      $0.15       $0.69        (14.01)%
--------------------------------------------------------------------------------------
1/31/01                  15.19          13.74       0.46        0.88         (0.62)
--------------------------------------------------------------------------------------
1/31/00                  14.48          15.19       0.34        0.35          9.68
--------------------------------------------------------------------------------------
1/31/99                  13.00          14.48       0.13        0.37         15.40
--------------------------------------------------------------------------------------
1/31/98                  12.33          13.00       0.21        0.46         10.92
--------------------------------------------------------------------------------------
Inception*-1/31/97       11.40          12.33       0.22        0.02         10.32++
--------------------------------------------------------------------------------------
Total                                              $1.51       $2.77
--------------------------------------------------------------------------------------

It is the Portfolio's policy to distribute dividends and capital gains, if any, annually.

Average Annual Total Returns+

                           Without Sales Charges/(1)/
                           ---------------------------
                           Class A  Class B  Class L
-----------------------------------------------------
-----------------------------------------------------
Year Ended 1/31/02         (13.56)% (14.17)% (14.01)%
-----------------------------------------------------
Five Years Ended 1/31/02     4.46     3.67     3.71
-----------------------------------------------------
Inception* through 1/31/02   5.55     4.76     4.79
-----------------------------------------------------

                            With Sales Charges/(2)/
                           ---------------------------
                           Class A  Class B  Class L
-----------------------------------------------------
-----------------------------------------------------
Year Ended 1/31/02         (17.89)% (18.16)% (15.67)%
-----------------------------------------------------
Five Years Ended 1/31/02     3.40     3.52     3.51
-----------------------------------------------------
Inception* through 1/31/02   4.65     4.76     4.61
-----------------------------------------------------

Cumulative Total Returns+

                                     Without Sales Charges/(1)/
---------------------------------------------------------------
Class A (Inception* through 1/31/02)           38.18%
---------------------------------------------------------------
Class B (Inception* through 1/31/02)           32.13
---------------------------------------------------------------
Class L (Inception* through 1/31/02)           32.26
---------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
 + The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 *  Inception date for Class A, B and L shares is February 5, 1996.

Growth of $10,000 Invested in Class A, B and L Shares of the Growth Portfolio vs.
the Standard & Poor's 500 Index, Russell 2000 Index,
Morgan Stanley Capital International EAFE Index and Lehman Brothers Government/Corporate Bond Index
February 5, 1996 -- January 31, 2002 (unaudited)





                                    [CHART]



             Growth      Growth       Growth                                                 Lehman Brothers
           Portfolio-  Portfolio-   Portfolio-     Standard &       Russell                    Government/
            Class A     Class B      Class C       Poor's 500         2000       MSCI EAFE    Corporate Bond
            Shares      Shares        Shares          Index          Index         Index          Index
            ------      ------        ------          -----          -----         -----          -----
 2/5/1996    9,500     10,000          9,896          10,000         10,000       10,000          10,000
 1/1997     10,552     11,032         10,817          12,630         11,897       10,220           9,118
 1/1998     11,800     12,238         12,109          16,026         14,047       11,272          10,136
 1/1999     13,712     14,123         13,975          21,235         14,099       12,915          11,020
 1/2000     15,155     15,481         15,328          23,429         16,601       15,400          10,704
 1/2001     15,187     15,394         15,232          23,216         17,213       14,119          12,176
 1/31/2002  13,128     13,213         13,098          19,469         16,595       10,476          13,090


The chart above represents a hypothetical illustration of $10,000 invested in Class A, B and L shares on February 5, 1996 (inception date), assuming deduction of the maximum 5.00% and 1.00% sales charges at the time of investment for Class A and L shares, respectively, the deduction of the maximum 5.00% CDSC for Class B shares and the deduction of the 1.00% CDSC for Class L shares. It also assumes reinvestment of dividends and capital gains, if any, at net asset value through January 31, 2002. The Standard & Poor's 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Russell 2000 Index is a capitalization-weighted total return index which is comprised of 2,000 of some of the smaller-capitalized U.S.-domiciled companies whose common stock is traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq. The Morgan Stanley Capital International ("MSCI") EAFE Index is a composite index that consists of equity total returns for Europe, Australasia and the Far East. The Lehman Brothers Government/Corporate Bond Index is a combination of publicly issued intermediate- and long-term U.S. government bonds and corporate bonds. These indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. An investor cannot invest directly in an index. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

THE BALANCED PORTFOLIO

                            Target Asset Allocation

                                     [CHART]

Bond Funds                                                                   50%
Stock Funds                                                                  50%


The Balanced Portfolio seeks a balance of capital growth and income by placing equal emphasis on funds investing in stocks and bonds.

The Target Asset Allocation set forth above represents an approximate mix of investments for the Balanced Portfolio. The allocation and investment mix of the Portfolio may vary depending upon market conditions, cash flows in and out of the Portfolio and other factors. In addition, the allocation and investment ranges of the Portfolio may be changed, from time to time, upon the approval of the Smith Barney Allocation Series' Board of Directors.
                               Index Comparison*

                     S&P 500**                     (16.14)%
                     Lehman Brothers Government/
                      Corporate Bond***              7.50
                     Salomon Smith Barney One-Year
                      Treasury Bill+                 5.93
                     Salomon Smith Barney World
                      Government Bond++             (2.70)

  *The chart above represents total returns for the year ended January 31, 2002. **The S&P 500 Index is a market capitalization-weighted measure of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.
***The Lehman Brothers Government/Corporate Bond Index tracks the performance of the overall bond market and is a broad measure of the performance of government and corporate fixed-rate debt issues. Please note that an investor cannot invest directly in an index.
  +The Salomon Smith Barney One-Year Treasury Bill Index consists of one
   One-Year United States Treasury Bill whose return is tracked until its maturity. Please note that an investor cannot invest directly in an index.
 ++The Salomon Smith Barney World Government Bond Index is a market capitalization-weighted benchmark that tracks the performance of the government bond markets of 14 countries. Please note that an investor cannot invest directly in an index.


                              Performance Update

The Balanced Portfolio's ("Portfolio") Class A shares, without sales charges, returned a negative 4.58% for the year ended January 31, 2002. The chart that appears on page 27 compares the Portfolio's performance to broad-based indices that track four of the asset classes represented by the Portfolio.

                             Investment Objective

The Portfolio seeks long-term growth of capital and income, placing equal emphasis on current income and capital appreciation. The Balanced Portfolio, as its name states, divides its assets roughly between stock and bond mutual funds. The stock funds are primarily large-capitalization, dividend paying stock funds. The bond portion of the Portfolio is mainly invested in funds that invest in U.S. government and agency securities, as well as mortgage-backed securities.

The Allocation Series Balanced Portfolio Breakdown (as of 1/31/02) (unaudited)

                                     [CHART]

Smith Barney Income Funds - Smith Barney Diversified Strategic Income Fund   15%
   Top 5 Holdings:
     Federal National Mortgage Association (FNMA), 6.50%
     Federal National Mortgage Association (FNMA), 6.00%
     Government National Mortgage Association (GNMA), 6.50%
     Federal Home Loan Bank, 4.88%
     Federal Home Loan Mortgage Corp. (FHLMC), 6.50%
Smith Barney Investment Funds Inc. - Smith Barney Government Securities Fund 11%
   Sector Breakdown:
     U.S. Government Agencies      69.60%
     U.S. Treasuries               24.20%
     Other                          6.20%
Smith Barney Appreciation Fund Inc.                                          10%
   Top 5 Holdings:
     Berkshire Hathaway Inc.
     Microsoft Corp.
     Exxon Mobil Corp.
     General Electric Co.
     Pfizer Inc.
Smith Barney Fundamental Value Fund Inc.                                     10%
   Top 5 Holdings:
     Morgan Stanley Tri-Party Repurchase Agreement
     UBS Warburg Tri-Party Repurchase Agreement
     Alcoa Inc.
     BJ Services Co.
     Chevron Texaco Corp.
Smith Barney Income Funds - Smith Barney Convertible Fund                    10%
   Top 5 Holdings:
     Novartis AG
     American International Group, Inc.
     Costco Wholesale Corp.
     Universal Health Services Inc.
     Comverse Technology, Inc.
Smith Barney Income Funds - Smith Barney Premium Total Return Fund           10%
   Top 5 Holdings:
     Safeway Inc.
     U.S. Treasury Note
     American International Group, Inc.
     Novartis AG
     Federated Department Stores, Inc.
Smith Barney Managed Governments Fund Inc.                                   10%
   Sector Breakdown:
     U.S. Agency Obligations     79.90%
     Other                       13.00%
     U.S. Treasuries              6.20%
     Repurchase Agreements        0.90%
Smith Barney Funds, Inc. - Large Cap Value Fund                               5%
   Top 5 Holdings:
     Wells Fargo Corp.
     Exxon Mobil Corp.
     American Express Co.
     Kimberly Clark Corp.
     Hartford Financial Group
Smith Barney Funds, Inc. - Short-Term High Grade Bond Fund                    5%
   Sector Breakdown:
     Corporate Bonds & Notes                67.12%
     U.S. Government & Agency Obligations   25.61%
     Other                                   7.27%
Smith Barney Investment Series - Smith Barney Growth and Income Fund          5%
   Top 5 Holdings:
     Microsoft Corp.
     Costco Wholesale Corp.
     Pfizer Inc.
     Bank of New York, Inc.
     Verizon Communications
Smith Barney World Funds, Inc. - Global Government Bond Portfolio             5%
   Top 5 Holdings:
     KFW International Finance
     Bundesrepublik Deutschland
     Government of France
     United Kingdom Treasury
     Kingdom of Belgium
Smith Barney World Funds, Inc. - International All Cap Growth Portfolio       4%
   Top 5 Holdings:
     Grafton Group PLC
     Nokia OYJ
Mettler Toledo International Inc.
Capita Group PLC
Serco Group PLC

THE BALANCED PORTFOLIO


Historical Performance -- Class A Shares

                          Net Asset Value
                   ------------------------------ Income   Capital Gain     Total
Year Ended         Beginning of Year End of Year Dividends Distributions Returns/(1)+/
--------------------------------------------------------------------------------------
1/31/02                 $12.38         $10.93      $0.49       $0.39        (4.58)%
--------------------------------------------------------------------------------------
1/31/01                  12.58          12.38       0.63        0.70         9.42
--------------------------------------------------------------------------------------
1/31/00                  12.95          12.58       0.46        0.46         4.37
--------------------------------------------------------------------------------------
1/31/99                  12.62          12.95       0.45        0.37         9.33
--------------------------------------------------------------------------------------
1/31/98                  12.14          12.62       0.54        0.36        11.59
--------------------------------------------------------------------------------------
Inception*-1/31/97       11.40          12.14       0.45        0.00        10.64++
--------------------------------------------------------------------------------------
Total                                              $3.02       $2.28
--------------------------------------------------------------------------------------

Historical Performance -- Class B Shares

                          Net Asset Value
                   ------------------------------ Income   Capital Gain     Total
Year Ended         Beginning of Year End of Year Dividends Distributions Returns/(1)+/
--------------------------------------------------------------------------------------
1/31/02                 $12.55         $11.17      $0.33       $0.39        (5.29)%
--------------------------------------------------------------------------------------
1/31/01                  12.64          12.55       0.44        0.70         8.66
--------------------------------------------------------------------------------------
1/31/00                  12.95          12.64       0.29        0.46         3.48
--------------------------------------------------------------------------------------
1/31/99                  12.61          12.95       0.35        0.37         8.62
--------------------------------------------------------------------------------------
1/31/98                  12.14          12.61       0.45        0.36        10.67
--------------------------------------------------------------------------------------
Inception*-1/31/97       11.40          12.14       0.37        0.00         9.90++
--------------------------------------------------------------------------------------
Total                                              $2.23       $2.28
--------------------------------------------------------------------------------------

Historical Performance -- Class L Shares

                          Net Asset Value
                   ------------------------------ Income   Capital Gain     Total
Year Ended         Beginning of Year End of Year Dividends Distributions Returns/(1)+/
--------------------------------------------------------------------------------------
1/31/02                 $12.55         $11.17      $0.33       $0.39        (5.28)%
--------------------------------------------------------------------------------------
1/31/01                  12.64          12.55       0.44        0.70         8.67
--------------------------------------------------------------------------------------
1/31/00                  12.94          12.64       0.29        0.46         3.56
--------------------------------------------------------------------------------------
1/31/99                  12.61          12.94       0.35        0.37         8.53
--------------------------------------------------------------------------------------
1/31/98                  12.14          12.61       0.45        0.36        10.67
--------------------------------------------------------------------------------------
Inception*-1/31/97       11.40          12.14       0.37        0.00         9.90++
--------------------------------------------------------------------------------------
Total                                              $2.23       $2.28
--------------------------------------------------------------------------------------

Average Annual Total Returns+

                                                  Without Sales Charges/(1)/
                                                  ---------------------------
                                                  Class A  Class B  Class L
----------------------------------------------------------------------------
Year Ended 1/31/02                                 (4.58)%  (5.29)%  (5.28)%
----------------------------------------------------------------------------
Five Years Ended 1/31/02                            5.86     5.06     5.07
----------------------------------------------------------------------------
Inception* through 1/31/02                          6.66     5.87     5.87
----------------------------------------------------------------------------

                                                   With Sales Charges/(2)/
                                                  ---------------------------
                                                  Class A  Class B  Class L
----------------------------------------------------------------------------
Year Ended 1/31/02                                 (9.34)%  (9.74)%  (7.14)%
----------------------------------------------------------------------------
Five Years Ended 1/31/02                            4.78     4.91     4.86
----------------------------------------------------------------------------
Inception* through 1/31/02                          5.75     5.87     5.68
----------------------------------------------------------------------------

Cumulative Total Returns+

                                                  Without Sales Charges/(1)/
----------------------------------------------------------------------------
Class A (Inception* through 1/31/02)                        47.09%
----------------------------------------------------------------------------
Class B (Inception* through 1/31/02)                        40.69
----------------------------------------------------------------------------
Class L (Inception* through 1/31/02)                        40.71
----------------------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
 + The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 * Inception date for Class A, B and L shares is February 5, 1996. Inception date for Class Z shares is January 17, 1997.

Growth of $10,000 Invested in Class A, B and L Shares of the Balanced Portfolio vs. the Standard & Poor's 500 Index, Lehman Brothers Government/Corporate Bond Index, Salomon Smith Barney One-Year Treasury Bill Index and Salomon Smith Barney World Government Bond Index
February 5, 1996 -- January 31, 2002 (unaudited)


                                    [CHART]


                                                                                                Salomon        Salomon
                                                                                                Brothers       Brothers
           Balanced       Balanced      Balanced      Standard &             Lehman              One-Year        World
           Portfolio-    Portfolio-    Portfolio-     Poor's 500      Government/Government     Treasury     Government Bond
            Class A       Class B       Class L         Index              Bond Index           Bill Index       Index
2/5/96        9,500        10,000         9,896         10,000               10,000               10,000         10,000
1/97         10,511        10,990        10,876         12,630                9,118               10,551         10,568
1/98         11,729        12,162        12,036         16,026               10,136               11,214         11,842
1/99         12,824        13,211        13,063         21,235               11,020               11,840         13,708
1/00         13,384        13,671        13,529         23,429               10,704               12,327         12,878
1/01         14,644        14,855        14,701         23,216               12,176               13,321         14,383
1/31/02      13,974        14,069        13,924         19,469               13,090               14,112         13,995



The chart above represents a hypothetical illustration of $10,000 invested in Class A, B and L shares on February 5, 1996 (inception date), assuming deduction of the maximum 5.00% and 1.00% sales charges at the time of investment for Class A and L shares, respectively, the deduction of the maximum 5.00% CDSC for Class B shares and the deduction of the 1.00% CDSC for Class L shares. It also assumes reinvestment of dividends and capital gains, if any, at net asset value through January 31, 2002. The Standard & Poor's 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Lehman Brothers Government/Corporate Bond Index is a combination of publicly issued intermediate- and long-term U.S. government bonds and corporate bonds. The Salomon Smith Barney One-Year Treasury Bill Index consists of one 1-Year United States Treasury bill whose return is tracked until its maturity. The Salomon Smith Barney World Government Bond Index is a market-capitalization-weighted benchmark that tracks the performance of the government bond markets of 14 countries. These indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. An investor cannot invest directly in an index. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

THE CONSERVATIVE PORTFOLIO

                            Target Asset Allocation
                                     [CHART]

Bond Funds   70%
Stock Funds  30%

The Conservative Portfolio primarily seeks income and secondarily, long-term growth of capital by investing the majority of its assets in funds that invest in bonds.


The Target Asset Allocation set forth above represents an approximate mix of investments for the Conservative Portfolio. The allocation and investment mix of the Portfolio may vary depending upon market conditions, cash flows in and out of the Portfolio and other factors. In addition, the allocation and investment ranges of the Portfolio may be changed, from time to time, upon the approval of the Smith Barney Allocation Series' Board of Directors.

                               Index Comparison*

                      S&P 500**                   (16.14)%
                      Lehman Brothers Government/
                       Corporate Bond***            7.50
                      Salomon Smith Barney High
                       Yield Market+               (0.79)
                      Salomon Smith Barney One-
                       Year Treasury Bill++         5.93

  *The chart above represents total returns for the year ended January 31, 2002. **The S&P 500 Index is a market capitalization-weighted measure of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.
***The Lehman Brothers Government/Corporate Bond Index tracks the performance of the overall bond market and is a broad measure of the performance of government and corporate fixed-rate debt issues. Please note that an investor cannot invest directly in an index.
  +The Salomon Smith Barney High Yield Market Index is a broad-based unmanaged index of high yield securities. Please note that an investor cannot invest directly in an index.
 ++The Salomon Smith Barney One-Year Treasury Bill Index consists of one
   One-Year United States Treasury Bill whose return is tracked until its maturity. Please note that an investor cannot invest directly in an index.


                              Performance Update

The Conservative Portfolio's ("Portfolio") Class A shares, with sales charges, returned a negative 2.33% for the year ended January 31, 2002. The chart that appears on page 32 compares the Portfolio's performance to broad-based indices that track four of the asset classes represented by the Portfolio.


                             Investment Objective

The Portfolio primarily seeks income and secondarily, long-term capital growth. Among the Portfolios of the Smith Barney Allocation Series Inc., the Conservative Portfolio consists primarily of taxable bond funds, with a portion invested in stock funds that invests primarily in large-capitalization U.S. stocks.

The Allocation Series Conservative Portfolio Breakdown (as of 1/31/02)
(unaudited)

                                    [CHART]

Smith Barney Income Funds - Smith Barney Diversified Strategic
 Income Fund                                                                 20%
   Top 5 Holdings:
     Federal National Mortgage Association (FNMA), 6.50%
     Federal National Mortgage Association (FNMA), 6.00%
     Government National Mortgage Association (GNMA), 6.50%
     Federal Home Loan Bank, 4.88%
     Federal Home Loan Mortgage Corp. (FHLMC), 6.50%
Smith Barney Managed Governments Fund Inc.                                   15%
   Sector Breakdown:
     U.S. Agency Obligations   79.90%
     Other                     13.00%
     U.S. Treasuries            6.20%
     Repurchase Agreements      0.90%
Smith Barney Investment Funds Inc. - Smith Barney Government
 Securities Fund                                                             11%
   Sector Breakdown:
     U.S. Government Agencies    69.60%
     U.S. Treasuries             24.20%
     Other                        6.20%
Smith Barney Appreciation Fund Inc.                                          10%
   Top 5 Holdings:
     Berkshire Hathaway Inc.
     Microsoft Corp.
     Exxon Mobil Corp.
     General Electric Co.
     Pfizer Inc.
Smith Barney Income Funds - Smith Barney Convertible Fund                    10%
   Top 5 Holdings:
     Novartis AG
     American International Group, Inc.
     Costco Wholesale Corp.
     Universal Health Services Inc.
     Comverse Technology, Inc.
Smith Barney Income Funds - Smith Barney High Income Fund                     9%
   Top 5 Holdings:
     Intrawest Corp., Sr. Notes, 10.50%
     Charter Communications Holdings Corp., Sr. Discount Notes, 12.33%
     Stone Container Finance Corp., Guaranteed Sr. Notes, 11.50%
     Quebecor Media Inc., Sr. Notes, 11.13%
     Rogers Cablesystems Ltd., 11.00%
Smith Barney Fundamental Value Fund Inc.                                      5%
   Top 5 Holdings:
     Morgan Stanley Tri-Party Repurchase Agreement
     UBS Warburg Tri-Party Repurchase Agreement
     Alcoa Inc.
     BJ Services Co.
     Chevron Texaco Corp.
Smith Barney Funds, Inc. - Short-Term High Grade Bond Fund                    5%
   Sector Breakdown:
     Corporate Bonds & Notes                 67.12%
     U.S. Government & Agency Obligations    25.61%
     Other                                    7.27%
 Smith Barney Income Funds - Smith Barney Premium Total Return Fund           5%
   Top 5 Holdings:
     Safeway Inc.
     U.S. Treasury Note
     American International Group, Inc.
     Novartis AG
     Federated Department Stores, Inc.
Smith Barney Investment Funds Inc.- Smith Barney Hansberger Global
 Value Fund                                                                   5%
   Top 5 Holdings:
     International Business Machines Corp.
     Unisys Corp.
     HSBC Holdings PLC
     Microsoft Corp.
     Schlumberger Ltd.
Smith Barney World Funds, Inc. - Global Government Bond Portfolio             5%
   Top 5 Holdings:
     KFW International Finance
     Bundesrepublik Deutschland
     Government of France
     United Kingdom Treasury
     Kingdom of Belgium

THE CONSERVATIVE PORTFOLIO


Historical Performance -- Class A Shares

                          Net Asset Value
                   ------------------------------ Income   Capital Gain     Total
Year Ended         Beginning of Year End of Year Dividends Distributions Returns/(1)+/
--------------------------------------------------------------------------------------
1/31/02                 $11.51         $10.59      $0.61       $0.03        (2.33)%
--------------------------------------------------------------------------------------
1/31/01                  11.47          11.51       0.73        0.21         8.91
--------------------------------------------------------------------------------------
1/31/00                  12.04          11.47       0.55        0.25         1.96
--------------------------------------------------------------------------------------
1/31/99                  12.17          12.04       0.58        0.24         5.85
--------------------------------------------------------------------------------------
1/31/98                  11.90          12.17       0.69        0.40        11.70
--------------------------------------------------------------------------------------
Inception*-1/31/97       11.46          11.90       0.52        0.00         8.57++
--------------------------------------------------------------------------------------
Total                                              $3.68       $1.13
--------------------------------------------------------------------------------------

Historical Performance -- Class B Shares

                          Net Asset Value
                   ------------------------------ Income   Capital Gain     Total
Year Ended         Beginning of Year End of Year Dividends Distributions Returns/(1)+/
--------------------------------------------------------------------------------------
1/31/02                 $11.60         $10.72      $0.51       $0.03        (2.84)%
--------------------------------------------------------------------------------------
1/31/01                  11.50          11.60       0.61        0.21         8.33
--------------------------------------------------------------------------------------
1/31/00                  12.02          11.50       0.45        0.25         1.50
--------------------------------------------------------------------------------------
1/31/99                  12.16          12.02       0.52        0.24         5.22
--------------------------------------------------------------------------------------
1/31/98                  11.89          12.16       0.63        0.40        11.21
--------------------------------------------------------------------------------------
Inception*-1/31/97       11.46          11.89       0.47        0.00         8.03++
--------------------------------------------------------------------------------------
Total                                              $3.19       $1.13
--------------------------------------------------------------------------------------

Historical Performance -- Class L Shares

                          Net Asset Value
                   ------------------------------ Income   Capital Gain     Total
Year Ended         Beginning of Year End of Year Dividends Distributions Returns/(1)+/
--------------------------------------------------------------------------------------
1/31/02                 $11.59         $10.71      $0.52       $0.03        (2.76)%
--------------------------------------------------------------------------------------
1/31/01                  11.50          11.59       0.63        0.21         8.35
--------------------------------------------------------------------------------------
1/31/00                  12.02          11.50       0.46        0.25         1.59
--------------------------------------------------------------------------------------
1/31/99                  12.16          12.02       0.53        0.24         5.29
--------------------------------------------------------------------------------------
1/31/98                  11.89          12.16       0.64        0.40        11.25
--------------------------------------------------------------------------------------
Inception*-1/31/97       11.46          11.89       0.47        0.00         8.08++
--------------------------------------------------------------------------------------
Total                                              $3.25       $1.13
--------------------------------------------------------------------------------------

It is the Portfolio's policy to distribute dividends quarterly and capital gains, if any, annually.

Average Annual Total Returns+

                           Without Sales Charges/(1)/
                           ---------------------------
                           Class A  Class B  Class L
-----------------------------------------------------
Year Ended 1/31/02          (2.33)%  (2.84)%  (2.76)%
-----------------------------------------------------
Five Years Ended 1/31/02     5.10     4.56     4.63
-----------------------------------------------------
Inception* through 1/31/02   5.68     5.14     5.20
-----------------------------------------------------

                            With Sales Charges/(2)/
                           ---------------------------
                           Class A  Class B  Class L
-----------------------------------------------------
Year Ended 1/31/02          (6.71)%  (7.00)%  (4.67)%
-----------------------------------------------------
Five Years Ended 1/31/02     4.14     4.41     4.42
-----------------------------------------------------
Inception* through 1/31/02   4.87     5.14     5.02
-----------------------------------------------------

Cumulative Total Returns+

                                     Without Sales Charges/(1)/
---------------------------------------------------------------
Class A (Inception* through 1/31/02)           39.21%
---------------------------------------------------------------
Class B (Inception* through 1/31/02)           35.05
---------------------------------------------------------------
Class L (Inception* through 1/31/02)           35.51
---------------------------------------------------------------

(1)Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2)Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 4.50% and 1.00%, respectively; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase. The CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
 + The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
++ Total return is not annualized, as it may not be representative of the total return for the year.
 * Inception date for Class A, B and L shares is February 5, 1996.

Growth of $10,000 Invested in Class A, B and L Shares of the Conservative Portfolio vs. the Standard & Poor's 500 Index, Lehman Brothers
Government/Corporate Bond Index, Salomon Smith Barney High Yield Market Index and Salomon Smith Barney One-Year Treasury Bill Index
February 5, 1996 -- January 31, 2002 (unaudited)

                                    [CHART]

                                                                                        Lehman          Salomon        Salomon
                                                                                       Brothers          Smith          Smith
                 Conservative   Conservative    Conservative                         Government/        Barney          Barney
                  Portfolio-     Portfolio-      Portfolio-         Standard &        Corporate         High          One-Year
                   Class A         Class B        Class L           Poor's 500          Bond            Yield          Treasury
                    Shares         Shares          Shares              Index            Index         Market Index    Bill Index
2/5/96              9,550          10,000           9,896            10,000             10,000          10,000          10,000
1/97               10,368          10,803          10,696            12,630              9,118          11,049          10,551
1/98               11,581          12,014          11,900            16,026             10,136          12,693          11,214
1/99               12,259          12,642          12,529            21,235             11,020          13,050          11,840
1/00               12,499          12,831          12,728            23,429             10,704          12,973          12,327
1/01               13,612          13,900          13,791            23,216             12,176          13,170          13,321
1/31/02            13,295          13,505          13,410            19,469             13,090          13,066          14,111


The chart above represents a hypothetical illustration of $10,000 invested in Class A, B and L shares on February 5, 1996 (inception date), assuming deduction of the maximum 4.50% and 1.00% sales charges at the time of investment for Class A and L shares, respectively, the deduction of the maximum 4.50% CDSC for Class B shares and the deduction of the 1.00% CDSC for Class L shares. It also assumes reinvestment of dividends and capital gains, if any, at net asset value through January 31, 2002. The Standard & Poor's 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Lehman Brothers Government/Corporate Bond Index is a combination of publicly issued intermediate- and long-term U.S. government bonds and corporate bonds. The Salomon Smith Barney High Yield Market Index covers a significant portion of the below-investment-grade U.S. corporate bond market. The Salomon Smith Barney One-Year Treasury Bill Index consists of one 1-Year United States Treasury bill whose return is tracked until its maturity. These indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. An investor cannot invest directly in an index. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

THE INCOME PORTFOLIO

                            Target Asset Allocation

                                    [CHART]

Bond Funds   90%
Stock Funds  10%

The Income Portfolio seeks high current income by investing primarily in bond funds.
The Target Asset Allocation set forth above represents an approximate mix of investments for the Income Portfolio. The allocation and investment mix of the Portfolio may vary depending upon market conditions, cash flows in and out of the Portfolio and other factors. In addition, the allocation and investment ranges of the Portfolio may be changed, from time to time, upon the approval of the Smith Barney Allocation Series' Board of Directors.

                               Index Comparison*

                      S&P 500**                   (16.14)%
                      Lehman Brothers Government/
                        Corporate Bond***           7.50
                      Salomon Smith Barney High
                       Yield Market+               (0.79)
                      Salomon Smith Barney
                       One-Year Treasury Bill++     5.93

  *The chart above represents total returns for the year ended January 31, 2002. **The S&P 500 Index is a market capitalization-weighted measure of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.
***The Lehman Brothers Government/Corporate Bond Index tracks the performance of the overall bond market and is a broad measure of the performance of government and corporate fixed-rate debt issues. Please note that an investor cannot invest directly in an index.
  +The Salomon Smith Barney High Yield Market Index is a broad-based unmanaged index of high yield securities. Please note that an investor cannot invest directly in an index.
 ++The Salomon Smith Barney One-Year Treasury Bill Index consists of one
   One-Year United States Treasury Bill whose return is tracked until its maturity. Please note that an investor cannot invest directly in an index.

                              Performance Update

The Income Portfolio's ("Portfolio") Class A shares, without sales charges, returned a negative 0.80% for the year ended January 31, 2002. The chart that appears on page 37 compares the Portfolio's performance to broad-based indices that track four of the asset classes represented by the Portfolio.

                             Investment Objective

The Portfolio seeks high current income. Among the Portfolios of the Smith Barney Allocation Series, Inc., the Income Portfolio allocates most of its assets to taxable bond funds designed to generate a high level of income consistent with relative stability of principal. A small portion of the Portfolio is invested in stock funds that invest in large-capitalization U.S. stocks.

The Allocation Series Income Portfolio Breakdown (as of 1/31/02) (unaudited)

                                     [CHART]

Smith Barney Managed Governments Fund Inc.                                   21%
   Sector Breakdown:
        U.S. Agency Obligations    79.90%
        Other                      13.00%
        U.S. Treasuries             6.20%
        Repurchase Agreements       0.90%
Smith Barney Income Funds - Smith Barney Diversified Strategic Income Fund   20%
   Top 5 Holdings:
        Federal National Mortgage Association (FNMA), 6.50%
        Federal National Mortgage Association (FNMA), 6.00%
        Government National Mortgage Association (GNMA), 6.50%
        Federal Home Loan Bank, 4.88%
        Federal Home Loan Mortgage Corp. (FHLMC), 6.50%
Smith Barney Income Funds - Smith Barney High Income Fund                    19%
   Top 5 Holdings:
        Intrawest Corp., Sr. Notes, 10.50%
        Charter Communications Holdings Corp., Sr. Discount Notes, 12.33%
        Stone Container Finance Corp., Guaranteed Sr. Notes, 11.50%
        Quebecor Media Inc., Sr. Notes, 11.13%
        Rogers Cablesystems Ltd., 11.00%
Smith Barney Investment Funds Inc. - Smith Barney Government
  Securities Fund                                                            15%
   Sector Breakdown:
        U.S. Government Agencies    69.60%
        U.S. Treasuries             24.20%
        Other                        6.20%
Smith Barney Income Funds - Smith Barney Premium Total Return Fund            5%
   Top 5 Holdings:
        Safeway Inc.
        U.S. Treasury Note
        American International Group, Inc.
        Novartis AG
        Federated Department Stores, Inc.
Smith Barney Appreciation Fund Inc.                                           5%
   Top 5 Holdings:
        Berkshire Hathaway Inc.
        Microsoft Corp.
        Exxon Mobil Corp.
        General Electric Co.
        Pfizer Inc.
Smith Barney Income Funds - Smith Barney Convertible Fund                     5%
   Top 5 Holdings:
        Novartis AG
        American International Group, Inc.
        Costco Wholesale Corp.
        Universal Health Services Inc.
        Comverse Technology, Inc.
Smith Barney Funds, Inc. - Short Term High Grade Bond Fund                   10%
   Sector Breakdown:
        Corporate Bonds & Notes                67.12%
        U.S. Government & Agency Obligations   25.61%
        Other                                   7.27%

THE INCOME PORTFOLIO

Historical Performance -- Class A Shares

                          Net Asset Value
                   ------------------------------ Income   Capital Gain     Total
Year Ended         Beginning of Year End of Year Dividends Distributions Returns/(1)+/
--------------------------------------------------------------------------------------
1/31/02                 $10.65         $ 9.95      $0.61       $0.00        (0.80)%
--------------------------------------------------------------------------------------
1/31/01                  10.64          10.65       0.76        0.02         7.74
--------------------------------------------------------------------------------------
1/31/00                  11.50          10.64       0.63        0.11        (1.04)
--------------------------------------------------------------------------------------
1/31/99                  11.75          11.50       0.69        0.11         4.88
--------------------------------------------------------------------------------------
1/31/98                  11.53          11.75       0.77        0.29        11.44
--------------------------------------------------------------------------------------
Inception*-1/31/97       11.46          11.53       0.63        0.00         6.39++
--------------------------------------------------------------------------------------
Total                                              $4.09       $0.53
--------------------------------------------------------------------------------------

Historical Performance -- Class B Shares

                          Net Asset Value
                   ------------------------------ Income   Capital Gain     Total
Year Ended         Beginning of Year End of Year Dividends Distributions Returns/(1)+/
--------------------------------------------------------------------------------------
1/31/02                 $10.72         $10.02      $0.55       $0.00        (1.35)%
--------------------------------------------------------------------------------------
1/31/01                  10.65          10.72       0.65        0.02         7.21
--------------------------------------------------------------------------------------
1/31/00                  11.50          10.65       0.58        0.11        (1.47)
--------------------------------------------------------------------------------------
1/31/99                  11.76          11.50       0.63        0.11         4.25
--------------------------------------------------------------------------------------
1/31/98                  11.53          11.76       0.70        0.29        10.93
--------------------------------------------------------------------------------------
Inception*-1/31/97       11.46          11.53       0.58        0.00         5.89++
--------------------------------------------------------------------------------------
Total                                              $3.69       $0.53
--------------------------------------------------------------------------------------

Historical Performance -- Class L Shares

                          Net Asset Value
                   ------------------------------ Income   Capital Gain     Total
Year Ended         Beginning of Year End of Year Dividends Distributions Returns/(1)+/
--------------------------------------------------------------------------------------
1/31/02                 $10.71         $10.01      $0.56       $0.00        (1.29)%
--------------------------------------------------------------------------------------
1/31/01                  10.65          10.71       0.66        0.02         7.22
--------------------------------------------------------------------------------------
1/31/00                  11.50          10.65       0.58        0.11        (1.42)
--------------------------------------------------------------------------------------
1/31/99                  11.76          11.50       0.64        0.11         4.31
--------------------------------------------------------------------------------------
1/31/98                  11.53          11.76       0.71        0.29        10.98
--------------------------------------------------------------------------------------
Inception*-1/31/97       11.46          11.53       0.59        0.00         5.94++
--------------------------------------------------------------------------------------
Total                                              $3.74       $0.53
--------------------------------------------------------------------------------------

It is the Portfolio's policy to distribute dividends monthly and capital gains, if any, annually.

Average Annual Total Returns+

                           Without Sales Charges/(1)/
                           ---------------------------
                           Class A  Class B  Class L
-----------------------------------------------------
Year Ended 1/31/02          (0.80)%  (1.35)%  (1.29)%
-----------------------------------------------------
Five Years Ended 1/31/02     4.33     3.80     3.85
-----------------------------------------------------
Inception* through 1/31/02   4.68     4.15     4.20
-----------------------------------------------------

                            With Sales Charges/(2)/
                           ---------------------------
                           Class A  Class B  Class L
-----------------------------------------------------
Year Ended 1/31/02          (5.25)%  (5.55)%  (3.22)%
-----------------------------------------------------
Five Years Ended 1/31/02     3.38     3.65     3.63
-----------------------------------------------------
Inception* through 1/31/02   3.88     4.15     4.02
-----------------------------------------------------

Cumulative Total Returns+

                                     Without Sales Charges/(1)/
---------------------------------------------------------------
Class A (Inception* through 1/31/02)           31.51%
---------------------------------------------------------------
Class B (Inception* through 1/31/02)           27.61
---------------------------------------------------------------
Class L (Inception* through 1/31/02)           27.96
---------------------------------------------------------------

(1)Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2)Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 4.50% and 1.00%, respectively; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed less than one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
+ The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
++Total return is not annualized, as it may not be representative of the total return for the year.
* Inception date for Class A, B and L shares is February 5, 1996.

Growth of $10,000 Invested in Class A, B and L Shares of the Income Portfolio vs.
the Standard & Poor's 500 Index, Lehman Brothers Government/Corporate Bond Index, Salomon Smith Barney High Yield Market Index and Salomon Smith Barney One-Year Treasury Bill Index
February 5, 1996 -- January 31, 2002 (unaudited)

                                    [CHART]

                                                                         Lehman Brothers Salomon Smith  Salomon Smith
                  Income         Income         Income                     Government/    Barney High       Barney
                 Portfolio-     Portfolio-     Portfolio-     Standard &    Corporate        Yield         One-Year
                  Class A        Class B        Class L       Poor's 500      Bond           Market     Treasury Bill
                  Shares         Shares         Shares         Index          Index          Index          Index
2/5/96             9,550         10,000          9,896         10,000         10,000         10,000         10,000
1/97              10,160         10,589         10,485         12,630          9,118         11,049         10,551
1/98              11,322         11,746         11,636         16,026         10,136         12,693         11,214
1/99              11,875         12,246         12,137         21,235         11,020         13,050         11,840
1/00              11,750         12,066         11,965         23,429         10,704         12,973         12,327
1/01              12,660         12,935         12,829         23,216         12,176         13,170         13,321
1/31/02           12,559         12,761         12,664         19,469         13,090         13,066         14,111



The chart above represents a hypothetical illustration of $10,000 invested in Class A, B and L shares on February 5, 1996 (inception date), assuming deduction of the maximum 4.50% and 1.00% sales charges at the time of investment for Class A and L shares, respectively, the deduction of the maximum 4.50% CDSC for Class B shares and the deduction of the 1.00% CDSC for Class L shares. It also assumes reinvestment of dividends and capital gains, if any, at net asset value through January 31, 2002. The Standard & Poor's 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Lehman Brothers Government/Corporate Bond Index is a combination of publicly issued intermediate- and long-term U.S. government bonds and corporate bonds. The Salomon Smith Barney High Yield Market Index covers a significant portion of the below-investment-grade U.S. corporate bond market. The Salomon Smith Barney One-Year Treasury Bill Index consists of one 1-Year United States Treasury bill whose return is tracked until its maturity. These indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. An investor cannot invest directly in an index. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

THE GLOBAL PORTFOLIO

Schedule of Investments                          January 31, 2002

  Shares                                               Description                                                Value
----------------------------------------------------------------------------------------------------------------------------
Underlying Funds -- 98.5%
    98,020 Smith Barney Funds, Inc. - Large Cap Value Fund                                                     $ 1,498,720
 1,008,202 Smith Barney Investment Funds Inc. - Smith Barney Hansberger Global Value Fund                       10,505,462
   224,272 Smith Barney Investment Trust - Smith Barney Large Capitalization Growth Fund                         4,510,116
    70,060 Smith Barney Investment Trust - Smith Barney Mid Cap Core Fund                                        1,356,366
   238,648 Smith Barney Small Cap Core Fund, Inc.                                                                3,054,697
   735,810 Smith Barney World Funds, Inc. - International All Cap Growth Portfolio                               9,028,389
----------------------------------------------------------------------------------------------------------------------------
           Total Underlying Funds (Cost -- $35,720,831)                                                         29,953,750
----------------------------------------------------------------------------------------------------------------------------

   Face
  Amount                                               Description                                                Value
----------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement -- 1.5%
$  468,000 Goldman, Sachs & Co., 1.880% due 2/1/02; Proceeds at maturity -- $468,024;
             (Fully collateralized by U.S. Treasury Notes, Bonds and Inflation-Indexed Notes and Bonds, 3.375%
             to 14.250% due 2/15/02 to 4/15/32; Market value -- $477,360) (Cost -- $468,000)                       468,000
----------------------------------------------------------------------------------------------------------------------------
           Total Investments -- 100% (Cost -- $36,188,831*)                                                    $30,421,750
----------------------------------------------------------------------------------------------------------------------------

* Aggregate cost for Federal income tax purposes is substantially the same.

                      See Notes to Financial Statements.

THE HIGH GROWTH PORTFOLIO

Schedule of Investments                          January 31, 2002

  Shares                                                Description                                                Value
------------------------------------------------------------------------------------------------------------------------------
Underlying Funds -- 99.8%
    901,793 Smith Barney Aggressive Growth Fund Inc.                                                            $ 80,070,185
  2,490,854 Smith Barney Funds, Inc. - Large Cap Value Fund                                                       38,085,161
  4,532,722 Smith Barney Income Funds - Smith Barney High Income Fund                                             31,593,077
  6,947,136 Smith Barney Investment Funds Inc. - Smith Barney Hansberger Global Value Fund                        72,389,160
  6,658,951 Smith Barney Investment Funds Inc. - Smith Barney Peachtree Growth Fund                               56,134,955
  3,115,554 Smith Barney Investment Funds Inc. - Smith Barney Small Cap Growth Fund                               30,812,835
  2,456,307 Smith Barney Investment Series - Smith Barney Growth and Income Fund                                  34,854,995
  5,342,861 Smith Barney Investment Trust - Smith Barney Large Capitalization Growth Fund                        107,444,931
  2,147,449 Smith Barney Investment Trust - Smith Barney Mid Cap Core Fund                                        41,574,606
 12,606,086 Smith Barney Small Cap Core Fund, Inc.                                                               161,357,896
  4,031,634 Smith Barney World Funds, Inc. - International All Cap Growth Portfolio                               49,468,146
------------------------------------------------------------------------------------------------------------------------------
            Total Underlying Funds (Cost -- $744,959,030)                                                        703,785,947
------------------------------------------------------------------------------------------------------------------------------

   Face
  Amount                                                Description                                                Value
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement -- 0.2%
$ 1,598,000 Goldman, Sachs & Co., 1.880% due 2/1/02; Proceeds at maturity -- $1,598,083;
              (Fully collateralized by U.S. Treasury Notes, Bonds and Inflation-Indexed Notes and Bonds, 3.375%
              to 14.250% due 2/15/02 to 4/15/32; Market value -- $1,629,961) (Cost -- $1,598,000)                  1,598,000
------------------------------------------------------------------------------------------------------------------------------
            Total Investments -- 100% (Cost -- $746,557,030*)                                                   $705,383,947
------------------------------------------------------------------------------------------------------------------------------

* Aggregate cost for Federal income tax purposes is substantially the same.

                      See Notes to Financial Statements.

THE GROWTH PORTFOLIO


Schedule of Investments                          January 31, 2002

  Shares                                                Description                                                Value
------------------------------------------------------------------------------------------------------------------------------
Underlying Funds -- 99.7%
    461,949 Smith Barney Aggressive Growth Fund Inc.                                                            $ 41,016,473
  5,176,684 Smith Barney Funds, Inc. - Large Cap Value Fund                                                       79,151,503
 10,046,636 Smith Barney Income Funds - Smith Barney High Income Fund                                             70,025,052
  4,233,716 Smith Barney Investment Funds Inc. - Smith Barney Government Securities Fund                          40,431,987
  3,920,169 Smith Barney Investment Funds Inc. - Smith Barney Hansberger Global Value Fund                        40,848,155
  7,389,794 Smith Barney Investment Funds Inc. - Smith Barney Investment Grade Bond Fund                          89,490,408
  7,474,051 Smith Barney Investment Funds Inc. - Smith Barney Peachtree Growth Fund                               63,006,252
  3,363,196 Smith Barney Investment Funds Inc. - Smith Barney Small Cap Growth Fund                               33,262,009
  5,322,729 Smith Barney Investment Series - Smith Barney Growth and Income Fund                                  75,529,524
  3,924,013 Smith Barney Investment Trust - Smith Barney Large Capitalization Growth Fund                         78,911,895
  2,380,709 Smith Barney Investment Trust - Smith Barney Mid Cap Core Fund                                        46,090,525
  3,243,855 Smith Barney Small Cap Core Fund, Inc.                                                                41,521,337
  4,671,011 Smith Barney World Funds, Inc. - International All Cap Growth Portfolio                               57,313,308
------------------------------------------------------------------------------------------------------------------------------
            Total Underlying Funds (Cost -- $864,366,232)                                                        756,598,428
------------------------------------------------------------------------------------------------------------------------------

   Face
  Amount                                                Description                                                Value
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement -- 0.3%
$ 2,111,000 Goldman, Sachs & Co., 1.880% due 2/1/02; Proceeds at maturity -- $2,111,110;
              (Fully collateralized by U.S. Treasury Notes, Bonds and Inflation-Indexed Notes and Bonds, 3.375%
              to 14.250% due 2/15/02 to 4/15/32; Market value -- $2,153,221) (Cost -- $2,111,000)                  2,111,000
------------------------------------------------------------------------------------------------------------------------------
            Total Investments -- 100% (Cost -- $866,477,232*)                                                   $758,709,428
------------------------------------------------------------------------------------------------------------------------------

* Aggregate cost for Federal income tax purposes is substantially the same.

                      See Notes to Financial Statements.

THE BALANCED PORTFOLIO

Schedule of Investments                          January 31, 2002

  Shares                                                Description                                                Value
------------------------------------------------------------------------------------------------------------------------------
Underlying Funds -- 99.4%
  3,203,968 Smith Barney Appreciation Fund Inc.                                                                 $ 42,676,858
  3,126,472 Smith Barney Fundamental Value Fund Inc.                                                              42,426,231
  1,361,565 Smith Barney Funds, Inc. - Large Cap Value Fund                                                       20,818,336
  5,063,518 Smith Barney Funds, Inc. - Short-Term High Grade Bond Fund                                            21,114,870
  2,907,088 Smith Barney Income Funds - Smith Barney Convertible Fund                                             44,681,938
 10,056,304 Smith Barney Income Funds - Smith Barney Diversified Strategic Income Fund                            65,969,354
  2,895,811 Smith Barney Income Funds - Smith Barney Premium Total Return Fund                                    42,220,920
  4,894,771 Smith Barney Investment Funds Inc. - Smith Barney Government Securities Fund                          46,745,061
  1,474,319 Smith Barney Investment Series -- Smith Barney Growth and Income Fund                                 20,920,592
  3,709,713 Smith Barney Managed Governments Fund Inc.                                                            46,593,995
  2,216,095 Smith Barney World Funds, Inc. - Global Government Bond Portfolio                                     22,936,581
  1,445,681 Smith Barney World Funds, Inc. - International All Cap Growth Portfolio                               17,738,500
------------------------------------------------------------------------------------------------------------------------------
            Total Underlying Funds (Cost -- $473,162,466)                                                        434,843,236
------------------------------------------------------------------------------------------------------------------------------

   Face
  Amount                                                Description                                                Value
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement -- 0.6%
$ 2,670,000 Goldman, Sachs & Co., 1.880% due 2/1/02; Proceeds at maturity -- $2,670,139;
              (Fully collateralized by U.S. Treasury Notes, Bonds and Inflation-Indexed Notes and Bonds, 3.375%
              to 14.250% due 2/15/02 to 4/15/32; Market value -- $2,723,400) (Cost -- $2,670,000)                  2,670,000
------------------------------------------------------------------------------------------------------------------------------
            Total Investments -- 100% (Cost -- $475,832,466*)                                                   $437,513,236
------------------------------------------------------------------------------------------------------------------------------

* Aggregate cost for Federal income tax purposes is substantially the same.

..

                      See Notes to Financial Statements.

THE CONSERVATIVE PORTFOLIO


Schedule of Investments                              January 31, 2002

  Shares                                               Description                                                Value
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Underlying Funds -- 99.5%
   807,520 Smith Barney Appreciation Fund Inc.                                                                 $ 10,756,168
   390,310 Smith Barney Fundamental Value Fund Inc.                                                               5,296,509
 1,284,955 Smith Barney Funds, Inc. - Short-Term High Grade Bond Fund                                             5,358,263
   740,868 Smith Barney Income Funds - Smith Barney Convertible Fund                                             11,387,137
 3,414,839 Smith Barney Income Funds - Smith Barney Diversified Strategic Income Fund                            22,401,346
 1,460,965 Smith Barney Income Funds - Smith Barney High Income Fund                                             10,182,927
   357,751 Smith Barney Income Funds - Smith Barney Premium Total Return Fund                                     5,216,015
 1,231,425 Smith Barney Investment Funds Inc. - Smith Barney Government Securities Fund                          11,760,106
   499,153 Smith Barney Investment Funds Inc. - Smith Barney Hansberger Global Value Fund                         5,201,178
 1,401,195 Smith Barney Managed Governments Fund Inc.                                                            17,599,004
   553,153 Smith Barney World Funds, Inc. - Global Government Bond Portfolio                                      5,725,134
-----------------------------------------------------------------------------------------------------------------------------
           Total Underlying Funds (Cost -- $123,752,540)                                                        110,883,787
-----------------------------------------------------------------------------------------------------------------------------

   Face
  Amount                                               Description                                                Value
-----------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement -- 0.5%
$  539,000 Goldman, Sachs & Co., 1.880% due 2/1/02; Proceeds at maturity -- $539,028;
             (Fully collateralized by U.S. Treasury Notes, Bonds and Inflation-Indexed Notes and Bonds, 3.375%
             to 14.250% due 2/15/02 to 4/15/32; Market value -- $549,780) (Cost -- $539,000)                        539,000
-----------------------------------------------------------------------------------------------------------------------------
           Total Investments -- 100% (Cost -- $124,291,540*)                                                   $111,422,787
-----------------------------------------------------------------------------------------------------------------------------

* Aggregate cost for Federal income tax purposes is substantially the same.

                      See Notes to Financial Statements.

THE INCOME PORTFOLIO

Schedule of Investments                          January 31, 2002

  Shares                                               Description                                                Value
----------------------------------------------------------------------------------------------------------------------------
Underlying Funds -- 99.1%
   176,675 Smith Barney Appreciation Fund Inc.                                                                 $ 2,353,307
 1,112,499 Smith Barney Funds, Inc. - Short-Term High Grade Bond Fund                                            4,639,119
   157,743 Smith Barney Income Funds - Smith Barney Convertible Fund                                             2,424,513
 1,451,888 Smith Barney Income Funds - Smith Barney Diversified Strategic Income Fund                            9,524,384
 1,307,677 Smith Barney Income Funds - Smith Barney High Income Fund                                             9,114,513
   159,441 Smith Barney Income Funds - Smith Barney Premium Total Return Fund                                    2,324,651
   766,844 Smith Barney Investment Funds Inc. - Smith Barney Government Securities Fund                          7,323,364
   776,311 Smith Barney Managed Governments Fund Inc.                                                            9,750,461
----------------------------------------------------------------------------------------------------------------------------
           Total Underlying Funds (Cost -- $55,232,299)                                                         47,454,312
----------------------------------------------------------------------------------------------------------------------------

   Face
  Amount                                               Description                                                Value
----------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement -- 0.9%
$  417,000 Goldman, Sachs & Co., 1.880% due 2/1/02; Proceeds at maturity -- $417,022;
             (Fully collateralized by U.S. Treasury Notes, Bonds and Inflation-Indexed Notes and Bonds, 3.375%
             to 14.250% due 2/15/02 to 4/15/32; Market value -- $425,340) (Cost -- $417,000)                       417,000
----------------------------------------------------------------------------------------------------------------------------
           Total Investments -- 100% (Cost -- $55,649,299*)                                                    $47,871,312
----------------------------------------------------------------------------------------------------------------------------

* Aggregate cost for Federal income tax purposes is substantially the same.

                      See Notes to Financial Statements.

Statements of Assets and Liabilities             January 31, 2002

                                            Global     High Growth      Growth       Balanced     Conservative    Income
                                           Portfolio    Portfolio      Portfolio     Portfolio     Portfolio     Portfolio
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Assets:
   Investments, at cost                   $36,188,831  $746,557,030  $ 866,477,232  $475,832,466  $124,291,540  $55,649,299
----------------------------------------------------------------------------------------------------------------------------
   Investments, at value                  $30,421,750  $705,383,947  $ 758,709,428  $437,513,236  $111,422,787  $47,871,312
   Cash                                           998           128            899           205           356          381
   Receivable for Fund shares sold              9,582       341,336        358,616       589,497       349,384       13,468
   Receivable from manager                         --       723,521             --            --            --           --
   Dividends and interest receivable               24            83            110        47,136        12,000       10,347
----------------------------------------------------------------------------------------------------------------------------
   Total Assets                            30,432,354   706,449,015    759,069,053   438,150,074   111,784,527   47,895,508
----------------------------------------------------------------------------------------------------------------------------
Liabilities:
   Payable for securities purchased           312,244            --             --            --            --           --
   Payable for Fund shares purchased           59,332     1,748,357      1,895,592       984,014       289,010      100,850
   Distribution fees payable                    6,790       164,555        188,511       108,577        20,731        9,161
   Management fee payable                       5,235            --        130,682        74,469        19,011        6,978
   Accrued expenses                           101,448     1,205,244      1,264,955       639,625       238,078       46,398
----------------------------------------------------------------------------------------------------------------------------
   Total Liabilities                          485,049     3,118,156      3,479,740     1,806,685       566,830      163,387
----------------------------------------------------------------------------------------------------------------------------
Total Net Assets                          $29,947,305  $703,330,859  $ 755,589,313  $436,343,389  $111,217,697  $47,732,121
----------------------------------------------------------------------------------------------------------------------------
Net Assets:
   Par value of capital shares            $     3,392  $     58,285  $      69,061  $     39,466  $     10,445  $     4,781
   Capital paid in excess of par value     38,446,763   755,634,746    861,948,437   475,005,586   123,988,843   56,190,945
   Undistributed net investment income             --            --        239,556       476,266       140,096      147,054
   Accumulated net realized gain (loss)
    on investments                         (2,735,769)  (11,189,089)     1,100,063      (858,699)      (52,934)    (832,672)
   Net unrealized depreciation of
    investments                            (5,767,081)  (41,173,083)  (107,767,804)  (38,319,230)  (12,868,753)  (7,777,987)
----------------------------------------------------------------------------------------------------------------------------
Total Net Assets                          $29,947,305  $703,330,859  $ 755,589,313  $436,343,389  $111,217,697  $47,732,121
----------------------------------------------------------------------------------------------------------------------------
Shares Outstanding:
   Class A                                  1,855,783    30,196,434     32,582,254    18,705,603     5,496,004    2,376,497
   Class B                                  1,364,986    24,471,599     32,210,341    17,849,449     4,285,196    2,116,711
   Class L                                    171,226     3,616,774      4,268,216     2,910,992       663,528      287,938
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value:
   Class A (and redemption price)               $8.87        $12.12         $10.89        $10.93        $10.59        $9.95
   Class B *                                    $8.78        $12.01         $10.98        $11.17        $10.72       $10.02
   Class L **                                   $8.78        $12.01         $11.00        $11.17        $10.71       $10.01
----------------------------------------------------------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
   Class A (net asset value plus 5.26%
    of net asset value per share)               $9.34        $12.76         $11.46        $11.51            --           --
   Class A (net asset value plus 4.71%
    of net asset value per share)                  --            --             --            --        $11.09       $10.42
   Class L (net asset value plus 1.01%
    of net asset value per share)               $8.87        $12.13         $11.11        $11.28        $10.82       $10.11
----------------------------------------------------------------------------------------------------------------------------

 *Redemption price is NAV of Class B shares reduced by a 5.00% CDSC (4.50% for the Conservative Portfolio and the Income Portfolio) if shares are redeemed within one year from purchase (See Note 2).
**Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                      See Notes to Financial Statements.

Statements of Operations   For the Year Ended January 31, 2002

                                             Global      High Growth      Growth       Balanced     Conservative    Income
                                            Portfolio     Portfolio      Portfolio     Portfolio     Portfolio     Portfolio
------------------------------------------------------------------------------------------------------------------------------
Investment Income:
   Income distributions from
    Underlying Funds                       $   122,951  $   7,620,194  $  20,763,854  $ 17,824,486  $  6,231,294  $ 3,350,854
   Short-term capital gain from
    Underlying Funds                                --             --             --       822,517       112,528       43,219
   Interest                                      7,367        125,771        107,341        56,625        16,071        6,827
------------------------------------------------------------------------------------------------------------------------------
   Total Investment Income                     130,318      7,745,965     20,871,195    18,703,628     6,359,893    3,400,900
------------------------------------------------------------------------------------------------------------------------------
Expenses:
   Distribution fees (Note 2)                  185,641      4,536,400      5,287,825     2,931,366       561,545      244,996
   Management fee (Note 2)                      84,799      1,990,196      2,174,478     1,190,556       305,354      131,318
   Shareholder and system servicing fees        70,934      2,106,125      1,492,125       506,125       115,125       53,627
   Shareholder communications                   24,000        353,000        245,000        80,000        22,000        7,500
   Registration fees                            20,000         60,000         40,000        25,000        45,000       30,000
   Audit and legal                              19,700         19,700         19,700        19,700        19,700       19,700
   Directors' fees                               1,250         15,000         17,000        10,000         4,000        3,000
   Custody                                         600         14,582         21,000         9,800         3,501        1,750
   Other expenses                                2,000          3,999          6,000         4,000         4,000        4,000
------------------------------------------------------------------------------------------------------------------------------
   Total Expenses                              408,924      9,099,002      9,303,128     4,776,547     1,080,225      495,891
   Less: Management fee waiver (Note 2)        (77,548)    (1,141,296)            --            --            --       (1,155)
------------------------------------------------------------------------------------------------------------------------------
   Net Expenses                                331,376      7,957,706      9,303,128     4,776,547     1,080,225      494,736
------------------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss)                  (201,058)      (211,741)    11,568,067    13,927,081     5,279,668    2,906,164
------------------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss)
on Investments (Note 3):
   Realized Gain (Loss) From:
     Sale of Underlying Funds               (2,597,237)   (11,189,089)     3,269,545      (998,827)     (157,542)     (53,535)
     Capital gain distributions from
      Underlying Funds                              --             --             --     1,072,248       241,724       49,870
------------------------------------------------------------------------------------------------------------------------------
   Net Realized Gain (Loss)                 (2,597,237)   (11,189,089)     3,269,545        73,421        84,182       (3,665)
------------------------------------------------------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation
   (Depreciation) of Investments:
     Beginning of year                        (909,993)    90,524,288     36,201,724      (531,162)   (4,363,597)  (4,278,671)
     End of year                            (5,767,081)   (41,173,083)  (107,767,804)  (38,319,230)  (12,868,753)  (7,777,987)
------------------------------------------------------------------------------------------------------------------------------
   Change in Net Unrealized
    Appreciation (Depreciation)             (4,857,088)  (131,697,371)  (143,969,528)  (37,788,068)   (8,505,156)  (3,499,316)
------------------------------------------------------------------------------------------------------------------------------
Net Loss on Investments                     (7,454,325)  (142,886,460)  (140,699,983)  (37,714,647)   (8,420,974)  (3,502,981)
------------------------------------------------------------------------------------------------------------------------------
Decrease in Net Assets From Operations     $(7,655,383) $(143,098,201) $(129,131,916) $(23,787,566) $ (3,141,306) $  (596,817)
------------------------------------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

Statements of Changes in Net Assets   For the Year Ended January 31, 2002

                                         Global       High Growth      Growth       Balanced     Conservative    Income
                                        Portfolio      Portfolio      Portfolio     Portfolio     Portfolio     Portfolio
----------------------------------------------------------------------------------------------------------------------------
Operations:
   Net investment income (loss)        $   (201,058) $    (211,741) $  11,568,067  $ 13,927,081  $  5,279,668  $  2,906,164
   Net realized gain (loss)              (2,597,237)   (11,189,089)     3,269,545        73,421        84,182        (3,665)
   Change in net unrealized
    depreciation                         (4,857,088)  (131,697,371)  (143,969,528)  (37,788,068)   (8,505,156)   (3,499,316)
----------------------------------------------------------------------------------------------------------------------------
   Decrease in Net Assets From
    Operations                           (7,655,383)  (143,098,201)  (129,131,916)  (23,787,566)   (3,141,306)     (596,817)
----------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders From:
   Net investment income                         --         (8,882)   (12,252,007)  (15,254,744)   (5,830,420)   (2,806,587)
   Net realized gains                    (2,165,495)   (32,280,103)   (44,145,393)  (14,774,855)     (347,688)           --
----------------------------------------------------------------------------------------------------------------------------
   Decrease in Net Assets From
    Distributions to Shareholders        (2,165,495)   (32,288,985)   (56,397,400)  (30,029,599)   (6,178,108)   (2,806,587)
----------------------------------------------------------------------------------------------------------------------------
Fund Share Transactions (Note 5):
   Net proceeds from sale of shares      11,415,196    112,144,521    104,353,166    73,853,391    19,846,181     8,596,053
   Net asset value of shares issued
    for reinvestment of dividends         2,158,363     32,044,976     55,795,154    29,454,805     6,041,657     2,543,415
   Cost of shares reacquired            (10,811,481)  (136,303,652)  (161,034,535)  (96,252,665)  (27,659,425)  (12,385,462)
----------------------------------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets
    From Fund Share Transactions          2,762,078      7,885,845       (886,215)    7,055,531    (1,771,587)   (1,245,994)
----------------------------------------------------------------------------------------------------------------------------
Decrease in Net Assets                   (7,058,800)  (167,501,341)  (186,415,531)  (46,761,634)  (11,091,001)   (4,649,398)

Net Assets:
   Beginning of year                     37,006,105    870,832,200    942,004,844   483,105,023   122,308,698    52,381,519
----------------------------------------------------------------------------------------------------------------------------
   End of year*                        $ 29,947,305  $ 703,330,859  $ 755,589,313  $436,343,389  $111,217,697  $ 47,732,121
----------------------------------------------------------------------------------------------------------------------------
* Includes undistributed net
 investment income of:                           --             --       $239,556      $476,266      $140,096      $147,054
----------------------------------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

Statements of Changes in Net Assets   For the Year Ended January 31, 2001

                                        Global      High Growth      Growth        Balanced     Conservative    Income
                                       Portfolio     Portfolio      Portfolio      Portfolio     Portfolio     Portfolio
---------------------------------------------------------------------------------------------------------------------------
Operations:
   Net investment income              $   218,409  $  31,329,885  $  33,835,062  $  20,812,275  $  7,080,300  $  3,689,136
   Net realized gain (loss)             2,356,414     58,581,808     67,130,492     19,671,971       210,642      (706,178)
   Change in net unrealized
    appreciation (depreciation)        (6,355,087)  (101,073,994)  (102,114,304)     3,474,289     3,310,151     1,067,240
---------------------------------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net
    Assets From Operations             (3,780,264)   (11,162,301)    (1,148,750)    43,958,535    10,601,093     4,050,198
---------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders From:
   Net investment income                 (225,168)   (32,285,061)   (33,874,128)   (20,457,253)   (7,222,106)   (3,684,957)
   Net realized gains                  (1,047,662)   (44,925,894)   (56,850,807)   (26,311,819)   (2,259,793)      (90,094)
---------------------------------------------------------------------------------------------------------------------------
   Decrease in Net Assets From
    Distributions to Shareholders      (1,272,830)   (77,210,955)   (90,724,935)   (46,769,072)   (9,481,899)   (3,775,051)
---------------------------------------------------------------------------------------------------------------------------
Fund Share Transactions (Note 5):
   Net proceeds from sale of shares    14,122,958    209,034,056    199,081,614     90,260,373    20,801,828     6,414,308
   Net asset value of shares issued
    for reinvestment of dividends       1,270,884     76,589,711     89,567,240     45,943,792     9,286,821     3,427,192
   Cost of shares reacquired           (6,617,667)  (198,708,907)  (239,190,656)  (174,661,624)  (51,088,021)  (21,845,698)
---------------------------------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net
    Assets From Fund Share
    Transactions                        8,776,175     86,914,860     49,458,198    (38,457,459)  (20,999,372)  (12,004,198)
---------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets       3,723,081     (1,458,396)   (42,415,487)   (41,267,996)  (19,880,178)  (11,729,051)

Net Assets:
   Beginning of year                   33,283,024    872,290,596    984,420,331    524,373,019   142,188,876    64,110,570
---------------------------------------------------------------------------------------------------------------------------
   End of year*                       $37,006,105  $ 870,832,200  $ 942,004,844  $ 483,105,023  $122,308,698  $ 52,381,519
---------------------------------------------------------------------------------------------------------------------------
* Includes undistributed net
 investment income of:                         --         $6,932       $923,496     $1,803,929      $690,848       $47,477
---------------------------------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

Notes to Financial Statements
1. Significant Accounting Policies
The Global, High Growth, Growth, Balanced, Conservative and Income Portfolios ("Portfolios") are separate investment portfolios of the Smith Barney Allocation Series Inc. ("Fund"). The Fund, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company and consists of these portfolios and three other separate investment portfolios: Select High Growth, Select Growth and Select Balanced. The Portfolios invest in other mutual funds ("Underlying Funds") managed by Smith Barney Fund Management LLC (''SBFM''), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH") which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"). The financial statements and financial highlights for the other portfolios are presented in a separate shareholder report.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) investments in the Underlying Funds are valued at the closing net asset value per share of each Underlying Fund on the day of valuation; (c) income distributions and short-term capital gain distributions from Underlying Funds are recorded on the ex-dividend date as investment income and interest income is recorded on an accrual basis; (d) long-term capital gains from Underlying Funds are recorded on the ex-dividend date as realized gains; (e) gains or losses on the sale of Underlying Funds are calculated by using the specific identification method;
(f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (h) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At January 31, 2002, reclassifications were made to the capital accounts of the Global Portfolio and High Growth Portfolio to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. For the Global Portfolio, accumulated net investment loss of $201,058 and accumulated net realized loss of $286 were reclassified to paid-in capital. For the High Growth Portfolio, accumulated net investment loss of $213,691 and accumulated net realized loss of $2,867 were reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; (i) direct expenses are charged to each class of each portfolio; management fees are allocated on the basis of the relative net assets of each class; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Management Agreement and Other Transactions
SBFM is the investment manager for the Fund. Effective July 6, 2001, each Portfolio pays SBFM a monthly fee calculated at an annual rate of 0.20% of the average daily net assets. Prior to July 6, 2001, the annual rate was 0.35%.

Effective December 13, 2001, SBFM utilized a team management approach to manage the assets of the Portfolios.

For the year ended January 31, 2002, SBFM waived a portion of its management fees amounting to $77,548, $1,141,296 and $1,155 for the Global, High Growth and Income Portfolios, respectively.

Travelers Bank & Trust, fsb. ("TB&T"), formerly known as Citi Fiduciary Trust Company, another subsidiary of Citigroup, acts as the Portfolios' transfer agent and PFPC Global Fund Services ("PFPC") acts as the Portfolios' sub-transfer agent. TB&T receives account fees and asset-based fees that vary according to account size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts. During the year ended January 31, 2002, the Global, High Growth, Growth, Balanced, Conservative and Income Portfolios paid transfer agent fees of $8,865, $244,353, $271,581, $100,768, $19,845 and $13,187, respectively, to
TB&T.

Salomon Smith Barney Inc. ("SSB") and PFS Distributors, Inc., both of which are subsidiaries of Citigroup, act as the Portfolios' distributors. In addition, SSB acts as the primary broker for the Portfolios' portfolio agency transactions. Certain other broker-dealers, continue to sell Portfolio shares to the public as members of the selling group.

For Global, High Growth, Growth and Balanced Portfolios, there are maximum initial sales charges of 5.00% and 1.00% for Class A and L shares, respectively. For Conservative and Income Portfolios, there are maximum initial sales charges of 4.50% and 1.00% for Class A and L shares, respectively. The Global, High Growth, Growth and Balanced Portfolios have a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase and declines thereafter by 1.00% per year until no CDSC is incurred. The Conservative and Income Portfolios have a CDSC of 4.50% on Class B shares, which applies if redemption occurs less than one year from purchase and declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended January 31, 2002, SSB received sales charges on sales of the Portfolios' Class A and L shares. In addition, for the year ended January 31, 2002, CDSCs were paid to SSB for Class B and L shares.

The approximate amounts were as follows:

               Sales Charges         CDSCs
             ------------------ ----------------
Portfolio     Class A   Class L Class B  Class L
------------------------------------------------
Global       $  111,000 $    -- $     -- $   --
High Growth   1,738,000  31,000   90,000  4,000
Growth        1,306,000  34,000  164,000  4,000
Balanced        626,000  26,000   63,000  5,000
Conservative    132,000   3,000   23,000  2,000
Income           41,000   1,000    8,000  1,000
------------------------------------------------

Pursuant to a Distribution Plan, the Portfolios pay a service fee with respect to their Class A, B and L shares calculated at an annual rate of 0.25% of the average daily net assets of each respective class. In addition, the Global, High Growth, Growth and Balanced Portfolios each pay a distribution fee with respect to their Class B and L shares calculated at an annual rate of 0.75% of the average daily net assets of each class. The Conservative and Income Portfolios each pay a distribution fee with respect to their Class B and L shares calculated at the annual rates of 0.50% and 0.45%, respectively, of the average daily net assets of each class.

For the year ended January 31, 2002, total Distribution Plan fees were as follows:

                   Portfolio    Class A   Class B   Class L
                   -----------------------------------------
                   Global       $ 43,755 $  127,861 $ 14,025
                   High Growth   966,276  3,121,820  448,304
                   Growth        942,231  3,857,750  487,844
                   Balanced      517,482  2,081,546  332,338
                   Conservative  148,195    362,538   50,812
                   Income         61,983    161,636   21,377
                   -----------------------------------------

All officers and one Director of the Fund are employees of Citigroup or its affiliates.

3. Investments
During the year ended January 31, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                      Portfolio     Purchases     Sales
                      ------------------------------------
                      Global       $ 5,304,476 $ 4,611,977
                      High Growth   37,000,000  59,603,275
                      Growth        47,700,000  95,479,513
                      Balanced       4,800,996  13,894,676
                      Conservative   1,266,477   3,987,808
                      Income         1,255,570   2,600,609
                      ------------------------------------

At January 31, 2002, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                     Net Unrealized
            Portfolio    Appreciation Depreciation    Depreciation
            -------------------------------------------------------
            Global       $   530,894  $  (6,297,975) $  (5,767,081)
            High Growth   91,995,053   (133,168,136)   (41,173,083)
            Growth        56,980,386   (164,748,190)  (107,767,804)
            Balanced      11,960,130    (50,279,360)   (38,319,230)
            Conservative   1,808,096    (14,676,849)   (12,868,753)
            Income           538,404     (8,316,391)    (7,777,987)
            -------------------------------------------------------

4. Repurchase Agreements
The Portfolios purchase (and their custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolios require continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

5. Capital Shares
At January 31, 2002, the Fund had 6.1 billion shares of capital stock authorized with a par value of $0.001 per share. The Portfolios have the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Portfolios and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

At January 31, 2002, total paid-in capital amounted to the following for each class:

               Portfolio      Class A      Class B      Class L
               --------------------------------------------------
               Global       $ 21,181,255 $ 15,283,303 $ 1,985,597
               High Growth   394,607,351  313,140,607  47,945,073
               Growth        412,392,720  397,485,777  52,139,001
               Balanced      225,720,209  214,567,436  34,757,407
               Conservative   65,062,464   51,172,899   7,763,925
               Income         27,971,252   24,854,770   3,369,704
               --------------------------------------------------

Transactions in shares of each class within each Portfolio were as follows:

                               Year Ended January 31, 2002 Year Ended January 31, 2001
                               --------------------------- ---------------------------
                                 Shares         Amount       Shares        Amount
--------------------------------------------------------------------------------------
GLOBAL PORTFOLIO:
Class A
 Shares sold                      920,448    $  8,455,350     588,634   $   7,789,145
 Shares issued on reinvestment    126,730       1,193,796      63,120         768,601
 Shares reacquired               (895,305)     (8,169,681)   (274,395)     (3,551,926)
--------------------------------------------------------------------------------------
 Net Increase                     151,873    $  1,479,465     377,359   $   5,005,820
--------------------------------------------------------------------------------------
Class B
 Shares sold                      227,202    $  2,193,928     403,469   $   5,250,616
 Shares issued on reinvestment     93,198         873,261      37,919         464,920
 Shares reacquired               (230,869)     (2,230,445)   (220,373)     (2,824,859)
--------------------------------------------------------------------------------------
 Net Increase                      89,531    $    836,744     221,015   $   2,890,677
--------------------------------------------------------------------------------------
Class L
 Shares sold                       80,763    $    765,918      83,762   $   1,083,197
 Shares issued on reinvestment      9,745          91,306       3,061          37,363
 Shares reacquired                (42,926)       (411,355)    (18,709)       (240,882)
--------------------------------------------------------------------------------------
 Net Increase                      47,582    $    445,869      68,114   $     879,678
--------------------------------------------------------------------------------------
HIGH GROWTH PORTFOLIO:
Class A
 Shares sold                    4,923,738    $ 63,568,202   7,565,992   $ 126,773,818
 Shares issued on reinvestment  1,298,341      16,657,718   2,746,365      41,524,963
 Shares reacquired             (5,945,249)    (76,633,247) (6,632,500)   (111,004,282)
--------------------------------------------------------------------------------------
 Net Increase                     276,830    $  3,592,673   3,679,857   $  57,294,499
--------------------------------------------------------------------------------------
Class B
 Shares sold                    2,946,533    $ 37,434,983   3,779,132   $  63,862,630
 Shares issued on reinvestment  1,055,868      13,472,878   2,046,299      30,891,664
 Shares reacquired             (3,914,093)    (49,546,887) (3,851,472)    (64,868,155)
--------------------------------------------------------------------------------------
 Net Increase                      88,308    $  1,360,974   1,973,959   $  29,886,139
--------------------------------------------------------------------------------------
Class L
 Shares sold                      870,345    $ 11,141,336     908,119   $  15,255,618
 Shares issued on reinvestment    150,030       1,914,380     276,556       4,173,084
 Shares reacquired               (790,047)    (10,123,518)   (542,785)     (9,141,257)
--------------------------------------------------------------------------------------
 Net Increase                     230,328    $  2,932,198     641,890   $  10,287,445
--------------------------------------------------------------------------------------
Class Z+
 Shares sold                           --              --     179,736   $   3,141,990
 Shares issued on reinvestment         --              --          --              --
 Shares reacquired                     --              --    (776,997)    (13,695,213)
--------------------------------------------------------------------------------------
 Net Decrease                          --              --    (597,261)  $ (10,553,223)
--------------------------------------------------------------------------------------

+ On July 5, 2000, Class Z shares were fully redeemed.

                               Year Ended January 31, 2002 Year Ended January 31, 2001
                               --------------------------- ---------------------------
                                 Shares         Amount       Shares        Amount
--------------------------------------------------------------------------------------
GROWTH PORTFOLIO:
Class A
 Shares sold                    4,687,551    $ 57,028,377   8,196,505   $ 122,059,247
 Shares issued on reinvestment  2,490,683      27,771,117   3,160,044      43,459,300
 Shares reacquired             (6,320,762)    (76,431,890) (8,265,813)   (122,784,674)
--------------------------------------------------------------------------------------
 Net Increase                     857,472    $  8,367,604   3,090,736   $  42,733,873
--------------------------------------------------------------------------------------
Class B
 Shares sold                    3,038,162    $ 36,806,665   4,166,696   $  63,001,086
 Shares issued on reinvestment  2,203,241      24,786,462   2,966,953      41,152,693
 Shares reacquired             (6,056,810)    (73,204,151) (6,129,485)    (92,517,318)
--------------------------------------------------------------------------------------
 Net Increase (Decrease)         (815,407)   $(11,611,024)  1,004,164   $  11,636,461
--------------------------------------------------------------------------------------
Class L
 Shares sold                      872,416    $ 10,518,124     842,596   $  12,729,427
 Shares issued on reinvestment    287,529       3,237,575     357,288       4,955,247
 Shares reacquired               (935,904)    (11,398,494)   (948,445)    (14,271,067)
--------------------------------------------------------------------------------------
 Net Increase                     224,041    $  2,357,205     251,439   $   3,413,607
--------------------------------------------------------------------------------------
Class Z+
 Shares sold                           --              --      82,764   $   1,291,854
 Shares issued on reinvestment         --              --          --              --
 Shares reacquired                     --              --    (620,208)     (9,617,597)
--------------------------------------------------------------------------------------
 Net Decrease                          --              --    (537,444)  $  (8,325,743)
--------------------------------------------------------------------------------------
BALANCED PORTFOLIO:
Class A
 Shares sold                    3,533,262    $ 40,911,376   3,244,096   $  41,281,215
 Shares issued on reinvestment  1,377,996      15,425,069   1,835,385      22,713,631
 Shares reacquired             (4,033,771)    (47,010,887) (4,925,024)    (62,742,204)
--------------------------------------------------------------------------------------
 Net Increase                     877,487    $  9,325,558     154,457   $   1,252,642
--------------------------------------------------------------------------------------
Class B
 Shares sold                    2,137,185    $ 25,203,580   2,595,045   $  33,200,497
 Shares issued on reinvestment  1,063,107      12,132,899   1,589,400      19,841,055
 Shares reacquired             (3,396,839)    (40,208,624) (4,998,558)    (64,057,446)
--------------------------------------------------------------------------------------
 Net Decrease                    (196,547)   $ (2,872,145)   (814,113)  $ (11,015,894)
--------------------------------------------------------------------------------------
Class L
 Shares sold                      638,659    $  7,547,447     628,064   $   8,008,354
 Shares issued on reinvestment    166,283       1,896,837     225,354       2,810,461
 Shares reacquired               (698,328)     (8,272,215)   (737,836)     (9,432,650)
--------------------------------------------------------------------------------------
 Net Increase                     106,614    $  1,172,069     115,582   $   1,386,165
--------------------------------------------------------------------------------------
Class Z++
 Shares sold                       15,054    $    190,988     602,425   $   7,770,307
 Shares issued on reinvestment         --              --      44,662         578,645
 Shares reacquired                (61,695)       (760,939) (2,962,728)    (38,429,324)
--------------------------------------------------------------------------------------
 Net Decrease                     (46,641)   $   (569,951) (2,315,641)  $ (30,080,372)
--------------------------------------------------------------------------------------

+ On July 5, 2000, Class Z shares were fully redeemed.
++ On March 26, 2001, Class Z shares were fully redeemed.

                               Year Ended January 31, 2002 Year Ended January 31, 2001
                               --------------------------- ---------------------------
                                 Shares         Amount       Shares         Amount
--------------------------------------------------------------------------------------
CONSERVATIVE PORTFOLIO:
Class A
 Shares sold                    1,038,280    $ 11,358,976   1,028,294    $ 11,911,678
 Shares issued on reinvestment    317,663       3,411,429     447,568       5,109,654
 Shares reacquired             (1,298,614)    (14,248,994) (2,168,668)    (25,124,917)
--------------------------------------------------------------------------------------
 Net Increase (Decrease)           57,329    $    521,411    (692,806)   $ (8,103,585)
--------------------------------------------------------------------------------------
Class B
 Shares sold                      575,365    $  6,359,289     581,609    $  6,760,258
 Shares issued on reinvestment    210,909       2,291,481     322,580       3,705,615
 Shares reacquired             (1,000,718)    (11,091,155) (2,049,087)    (23,878,475)
--------------------------------------------------------------------------------------
 Net Decrease                    (214,444)   $ (2,440,385) (1,144,898)   $(13,412,602)
--------------------------------------------------------------------------------------
Class L
 Shares sold                      191,368    $  2,127,916     183,307    $  2,129,892
 Shares issued on reinvestment     31,202         338,747      41,123         471,552
 Shares reacquired               (208,781)     (2,319,276)   (179,503)     (2,084,629)
--------------------------------------------------------------------------------------
 Net Increase                      13,789    $    147,387      44,927    $    516,815
--------------------------------------------------------------------------------------
INCOME PORTFOLIO:
Class A
 Shares sold                      393,564    $  4,031,562     321,500    $  3,429,881
 Shares issued on reinvestment    137,699       1,402,165     182,975       1,933,158
 Shares reacquired               (628,506)     (6,430,519) (1,048,310)    (11,183,248)
--------------------------------------------------------------------------------------
 Net Decrease                     (97,243)   $   (996,792)   (543,835)   $ (5,820,209)
--------------------------------------------------------------------------------------
Class B
 Shares sold                      362,431    $  3,713,482     208,065    $  2,215,851
 Shares issued on reinvestment     99,737       1,022,534     126,352       1,339,905
 Shares reacquired               (471,633)     (4,849,472)   (865,553)     (9,252,347)
--------------------------------------------------------------------------------------
 Net Decrease                      (9,465)   $   (113,456)   (531,136)   $ (5,696,591)
--------------------------------------------------------------------------------------
Class L
 Shares sold                       82,294    $    851,009      71,991    $    768,576
 Shares issued on reinvestment     11,585         118,716      14,542         154,129
 Shares reacquired               (107,295)     (1,105,471)   (132,410)     (1,410,103)
--------------------------------------------------------------------------------------
 Net Decrease                     (13,416)   $   (135,746)    (45,877)   $   (487,398)
--------------------------------------------------------------------------------------

6. Capital Loss Carryforward
At January 31, 2002, the Global, High Growth and Income Portfolios had, for income tax purposes, a capital loss carryforward of approximately $421,000, $11,189,000, and $705,000, respectively, available to offset future capital gains expiring on January 31 of the years below:

Portfolio      Total      2009      2010
--------------------------------------------
Global      $   421,000 $      - $   421,000
High Growth  11,189,000        -  11,189,000
Income          705,000  705,000           -
--------------------------------------------

To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

Financial Highlights
For a share of each class of capital stock outstanding throughout each year ended January 31, unless otherwise noted:

                                                        Class A Shares
                                          -------------------------------------------
GLOBAL PORTFOLIO                           2002/(1)/ 2001/(1)/ 2000/(1)/ 1999/(1)(2)/
--------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year          $11.93    $13.67    $11.16      $11.40
--------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income (loss)/(3)(4)/       (0.03)     0.12      0.21        0.07
  Net realized and unrealized gain (loss)    (2.34)    (1.38)     2.54       (0.26)
--------------------------------------------------------------------------------------
Total Income (Loss) From Operations          (2.37)    (1.26)     2.75       (0.19)
--------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                         --     (0.12)    (0.20)      (0.04)
  Net realized gains                         (0.69)    (0.36)    (0.04)      (0.01)
--------------------------------------------------------------------------------------
Total Distributions                          (0.69)    (0.48)    (0.24)      (0.05)
--------------------------------------------------------------------------------------
Net Asset Value, End of Year                $ 8.87    $11.93    $13.67      $11.16
--------------------------------------------------------------------------------------
Total Return                                (20.21)%   (9.29)%   24.57%      (1.60)%++
--------------------------------------------------------------------------------------
Net Assets, End of Year (000's)            $16,452   $20,333   $18,133     $10,766
--------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses/(3)(5)/                            0.71%     0.60%     0.60%       0.59%+
  Net investment income (loss)               (0.30)     0.94      1.73        0.80+
--------------------------------------------------------------------------------------
Portfolio Turnover Rate                         15%       10%        0%          0%
--------------------------------------------------------------------------------------

(1)Per share amounts have been calculated using the monthly average shares method.
(2)For the period from March 9, 1998 (inception date) to January 31, 1999.
(3)The investment manager waived a portion of its management fee for the year ended January 31, 2002. If such fees were not waived, the per share decrease to net investment income and the actual expense ratios would have been $0.02 and 0.96%, respectively.
(4)Net investment income per share includes short-term capital gain distributions from Underlying Funds.
(5)As a result of voluntary expense limitations, expense ratios will not exceed 0.80%.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+ Annualized.

For a share of each class of capital stock outstanding throughout each year ended January 31, unless otherwise noted:

                                                        Class B Shares
                                          ------------------------------------------
GLOBAL PORTFOLIO                           2002/(1)/ 2001/(1)/ 2000/(1)/ 1999/(1)(2)/
-------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year          $11.92    $13.65    $11.15     $11.40
-------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income (loss)/(3)(4)/       (0.10)     0.02      0.10       0.00*
  Net realized and unrealized gain (loss)    (2.35)    (1.36)     2.53      (0.24)
-------------------------------------------------------------------------------------
Total Income (Loss) From Operations          (2.45)    (1.34)     2.63      (0.24)
-------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                         --     (0.03)    (0.09)        --
  Net realized gains                         (0.69)    (0.36)    (0.04)     (0.01)
-------------------------------------------------------------------------------------
Total Distributions                          (0.69)    (0.39)    (0.13)     (0.01)
-------------------------------------------------------------------------------------
Net Asset Value, End of Year                $ 8.78    $11.92    $13.65     $11.15
-------------------------------------------------------------------------------------
Total Return                                (20.93)%   (9.92)%   23.59%     (2.16)%++
-------------------------------------------------------------------------------------
Net Assets, End of Year (000's)            $11,991   $15,200   $14,392     $9,220
-------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses/(3)(5)/                            1.46%     1.35%     1.35%      1.32%+
  Net investment income (loss)               (1.05)     0.17      0.83       0.06+
-------------------------------------------------------------------------------------
Portfolio Turnover Rate                         15%       10%        0%         0%
-------------------------------------------------------------------------------------

(1)Per share amounts have been calculated using the monthly average shares method.
(2)For the period from March 9, 1998 (inception date) to January 31, 1999.
(3)The investment manager waived a portion of its management fee for the year ended January 31, 2002. If such fees were not waived, the per share decrease to net investment income and the actual expense ratios would have been $0.02 and 1.71%, respectively.
(4)Net investment income per share includes short-term capital gain distributions from Underlying Funds.
(5)As a result of voluntary expense limitations, expense ratios will not exceed 1.55%.
 * Amount represents less than $0.01 per share.
 ++Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.

For a share of each class of capital stock outstanding throughout each year ended January 31, unless otherwise noted:

                                                        Class L Shares
                                          -------------------------------------------
GLOBAL PORTFOLIO                           2002/(1)/ 2001/(1)/ 2000/(1)/ 1999/(1)(2)(3)/
----------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year         $11.91     $13.64    $11.14       $11.40
----------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income (loss)/(4)(5)/      (0.10)      0.05      0.30        (0.02)
  Net realized and unrealized gain (loss)   (2.34)     (1.39)     2.33        (0.23)
----------------------------------------------------------------------------------------
Total Income (Loss) From Operations         (2.44)     (1.34)     2.63        (0.25)
----------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                        --      (0.03)    (0.09)          --
  Net realized gains                        (0.69)     (0.36)    (0.04)       (0.01)
----------------------------------------------------------------------------------------
Total Distributions                         (0.69)     (0.39)    (0.13)       (0.01)
----------------------------------------------------------------------------------------
Net Asset Value, End of Year               $ 8.78     $11.91    $13.64       $11.14
----------------------------------------------------------------------------------------
Total Return                               (20.86)%    (9.93)%   23.61%       (2.25)%++
----------------------------------------------------------------------------------------
Net Assets, End of Year (000's)            $1,504     $1,473      $758         $244
----------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses/(4)(6)/                           1.47%      1.35%     1.35%        1.32%+
  Net investment income (loss)              (1.02)      0.36      2.36        (0.12)+
----------------------------------------------------------------------------------------
Portfolio Turnover Rate                        15%        10%        0%           0%
----------------------------------------------------------------------------------------

(1)Per share amounts have been calculated using the monthly average shares method.
(2)For the period from March 9, 1998 (inception date) to January 31, 1999.
(3)On June 12, 1998, Class C shares were renamed Class L shares.
(4)The investment manager waived a portion of its management fee for the year ended January 31, 2002. If such fees were not waived, the per share decrease to net investment income and the actual expense ratios would have been $0.02 and 1.72%, respectively.
(5)Net investment income (loss) per share includes short-term capital gain distributions from Underlying Funds.
(6)As a result of voluntary expense limitations, expense ratios will not exceed 1.55%.
++ Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.

For a share of each class of capital stock outstanding throughout each year ended January 31, unless otherwise noted:

                                                            Class A Shares
                                          ---------------------------------------------------
HIGH GROWTH PORTFOLIO                      2002/(1)/ 2001/(1)/  2000/(1)/ 1999/(1)/   1998
---------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year          $15.11     $16.81     $14.86    $12.97    $12.41
---------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income/(2)(3)/               0.04       0.66       0.54      0.09      0.11
  Net realized and unrealized gain (loss)    (2.46)     (0.85)      2.29      2.36      0.91
---------------------------------------------------------------------------------------------
Total Income (Loss) From Operations          (2.42)     (0.19)      2.83      2.45      1.02
---------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                      (0.00)*    (0.67)     (0.53)    (0.08)    (0.13)
  Net realized gains                         (0.57)     (0.84)     (0.35)    (0.48)    (0.33)
---------------------------------------------------------------------------------------------
Total Distributions                          (0.57)     (1.51)     (0.88)    (0.56)    (0.46)
---------------------------------------------------------------------------------------------
Net Asset Value, End of Year                $12.12     $15.11     $16.81    $14.86    $12.97
---------------------------------------------------------------------------------------------
Total Return                                (16.25)%    (0.94)%    18.97%    19.15%     8.25%
---------------------------------------------------------------------------------------------
Net Assets, End of Year (000's)           $366,092   $452,084   $441,050  $365,225  $259,212
---------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses/(3)(4)/                            0.71%      0.60%      0.60%     0.60%     0.60%
  Net investment income                       0.33       3.90       3.44      0.68      1.00
---------------------------------------------------------------------------------------------
Portfolio Turnover Rate                          5%         9%         2%       21%       39%
---------------------------------------------------------------------------------------------

(1)Per share amounts have been calculated using the monthly average shares method.
(2)Net investment income per share includes short-term capital gain distributions from Underlying Funds.
(3)The investment manager waived a portion of its management fee for the year ended January 31, 2002. If such fees were not waived, the per share decrease to net investment income and the actual expense ratios would have been $0.02 and 0.88%, respectively.
(4)As a result of voluntary expense limitations, expense ratios will not exceed 0.80%.
 * Amount represents less than $0.01 per share.

For a share of each class of capital stock outstanding throughout each year ended January 31, unless otherwise noted:

                                                            Class B Shares
                                          ---------------------------------------------------
HIGH GROWTH PORTFOLIO                      2002/(1)/ 2001/(1)/  2000/(1)/ 1999/(1)/   1998
---------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year          $15.08     $16.74     $14.81    $12.95    $12.41
---------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income (loss)/(2)(3)/       (0.05)      0.52       0.41     (0.01)     0.03
  Net realized and unrealized gain (loss)    (2.45)     (0.82)      2.26      2.35      0.89
---------------------------------------------------------------------------------------------
Total Income (Loss) From Operations          (2.50)     (0.30)      2.67      2.34      0.92
---------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                         --      (0.52)     (0.39)       --     (0.05)
  Net realized gains                         (0.57)     (0.84)     (0.35)    (0.48)    (0.33)
---------------------------------------------------------------------------------------------
Total Distributions                          (0.57)     (1.36)     (0.74)    (0.48)    (0.38)
---------------------------------------------------------------------------------------------
Net Asset Value, End of Year                $12.01     $15.08     $16.74    $14.81    $12.95
---------------------------------------------------------------------------------------------
Total Return                                (16.83)%    (1.65)%    18.01%    18.30%     7.44%
---------------------------------------------------------------------------------------------
Net Assets, End of Year (000's)           $293,784   $367,656   $375,224  $318,101  $230,142
---------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses/(3)(4)/                            1.46%      1.35%      1.35%     1.35%     1.35%
  Net investment income (loss)               (0.42)      3.10       2.65     (0.07)     0.25
---------------------------------------------------------------------------------------------
Portfolio Turnover Rate                          5%         9%         2%       21%       39%
---------------------------------------------------------------------------------------------

(1)Per share amounts have been calculated using the monthly average shares method.
(2)Net investment income (loss) per share includes short-term capital gain distributions from Underlying Funds.
(3)The investment manager waived a portion of its management fee for the year ended January 31, 2002. If such fees were not waived, the per share decrease to net investment income and the actual expense ratios would have been $0.02 and 1.62%, respectively.
(4)As a result of voluntary expense limitations, expense ratios will not exceed 1.55%.

For a share of each class of capital stock outstanding throughout each year ended January 31, unless otherwise noted:

                                                           Class L Shares
                                          -------------------------------------------------
HIGH GROWTH PORTFOLIO                     2002/(1)/ 2001/(1)/ 2000/(1)/ 1999/(1)(2)/  1998
---------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year         $15.09    $16.75    $14.81      $12.96     $12.42
---------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income (loss)/(3)/         (0.05)     0.54      0.43       (0.01)      0.03
  Net realized and unrealized gain (loss)   (2.46)    (0.84)     2.25        2.34       0.89
---------------------------------------------------------------------------------------------
Total Income (Loss) From Operations         (2.51)    (0.30)     2.68        2.33       0.92
---------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                        --     (0.52)    (0.39)         --      (0.05)
  Net realized gains                        (0.57)    (0.84)    (0.35)      (0.48)     (0.33)
---------------------------------------------------------------------------------------------
Total Distributions                         (0.57)    (1.36)    (0.74)      (0.48)     (0.38)
---------------------------------------------------------------------------------------------
Net Asset Value, End of Year               $12.01    $15.09    $16.75      $14.81     $12.96
---------------------------------------------------------------------------------------------
Total Return                               (16.88)%   (1.65)%   18.08%      18.21%      7.44%
---------------------------------------------------------------------------------------------
Net Assets, End of Year (000's)           $43,455   $51,092   $45,979     $37,969    $27,845
---------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses/(4)/                              1.44%     1.35%     1.35%       1.35%      1.35%
  Net investment income (loss)              (0.40)     3.21      2.74       (0.07)      0.25
---------------------------------------------------------------------------------------------
Portfolio Turnover Rate                         5%        9%        2%         21%        39%
---------------------------------------------------------------------------------------------

(1)Per share amounts have been calculated using the monthly average shares method.
(2)On June 12, 1998, Class C shares were renamed Class L shares.
(3)Net investment income (loss) per share includes short-term capital gain distributions from Underlying Funds.
(4)As a result of voluntary expense limitations, expense ratios will not exceed 1.55%.

For a share of each class of capital stock outstanding throughout each year ended January 31, unless otherwise noted:

                                                            Class A Shares
                                          ---------------------------------------------------
GROWTH PORTFOLIO                            2002/(1)/ 2001/(1)/ 2000/(1)/ 1999/(1)/ 1998/(1)/
---------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year           $13.64     $15.11    $14.43    $12.99    $12.32
---------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income/(2)/                   0.22       0.58      0.47      0.26      0.31
  Net realized and unrealized gain (loss)     (2.04)     (0.57)     1.05      1.82      1.14
---------------------------------------------------------------------------------------------
Total Income (Loss) From Operations           (1.82)      0.01      1.52      2.08      1.45
---------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                       (0.24)     (0.60)    (0.49)    (0.27)    (0.32)
  Net realized gains                          (0.69)     (0.88)    (0.35)    (0.37)    (0.46)
---------------------------------------------------------------------------------------------
Total Distributions                           (0.93)     (1.48)    (0.84)    (0.64)    (0.78)
---------------------------------------------------------------------------------------------
Net Asset Value, End of Year                 $10.89     $13.64    $15.11    $14.43    $12.99
---------------------------------------------------------------------------------------------
Total Return                                 (13.56)%     0.21%    10.53%    16.20%    11.82%
---------------------------------------------------------------------------------------------
Net Assets, End of Year (000's)            $354,879   $432,596  $432,580  $391,235  $279,842
---------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses/(3)/                                0.76%      0.60%     0.60%     0.60%     0.60%
  Net investment income                        1.81       3.91      3.23      1.93      2.77
---------------------------------------------------------------------------------------------
Portfolio Turnover Rate                           6%         9%        2%       10%       41%
---------------------------------------------------------------------------------------------

(1)Per share amounts have been calculated using the monthly average shares method.
(2)Net investment income per share includes short-term capital gain distributions from Underlying Funds.
(3)As a result of voluntary expense limitations, expense ratios will not exceed 0.80%.

For a share of each class of capital stock outstanding throughout each year ended January 31, unless otherwise noted:

                                                             Class B Shares
                                          ----------------------------------------------------
GROWTH PORTFOLIO                            2002/(1)/ 2001/(1)/  2000/(1)/ 1999/(1)/   1998
----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year           $13.74     $15.18     $14.48    $13.00    $12.33
----------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income/(2)/                   0.13       0.47       0.36      0.16      0.22
  Net realized and unrealized gain (loss)     (2.05)     (0.57)      1.03      1.82      1.12
----------------------------------------------------------------------------------------------
Total Income (Loss) From Operations           (1.92)     (0.10)      1.39      1.98      1.34
----------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                       (0.15)     (0.46)     (0.34)    (0.13)    (0.21)
  Net realized gains                          (0.69)     (0.88)     (0.35)    (0.37)    (0.46)
----------------------------------------------------------------------------------------------
Total Distributions                           (0.84)     (1.34)     (0.69)    (0.50)    (0.67)
----------------------------------------------------------------------------------------------
Net Asset Value, End of Year                 $10.98     $13.74     $15.18    $14.48    $13.00
----------------------------------------------------------------------------------------------
Total Return                                 (14.17)%    (0.56)%     9.61%    15.40%    10.93%
----------------------------------------------------------------------------------------------
Net Assets, End of Year (000's)            $353,777   $453,823   $486,164  $452,943  $343,474
----------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses/(3)/                                1.49%      1.35%      1.35%     1.35%     1.35%
  Net investment income                        1.08       3.11       2.43      1.18      1.96
----------------------------------------------------------------------------------------------
Portfolio Turnover Rate                           6%         9%         2%       10%       41%
----------------------------------------------------------------------------------------------

(1)Per share amounts have been calculated using the monthly average shares method.
(2)Net investment income per share includes short-term capital gain distributions from Underlying Funds.
(3)As a result of voluntary expense limitations, expense ratios will not exceed 1.55%.

For a share of each class of capital stock outstanding throughout each year ended January 31, unless otherwise noted:

                                                            Class L Shares
                                          --------------------------------------------------
GROWTH PORTFOLIO                           2002/(1)/ 2001/(1)/ 2000/(1)/ 1999/(1)(2)/  1998
----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year          $13.74    $15.19    $14.48      $13.00     $12.33
----------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income/(3)/                  0.14      0.47      0.35        0.16       0.22
  Net realized and unrealized gain (loss)    (2.04)    (0.58)     1.05        1.82       1.12
----------------------------------------------------------------------------------------------
Total Income (Loss) From Operations          (1.90)    (0.11)     1.40        1.98       1.34
----------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                      (0.15)    (0.46)    (0.34)      (0.13)     (0.21)
  Net realized gains                         (0.69)    (0.88)    (0.35)      (0.37)     (0.46)
----------------------------------------------------------------------------------------------
Total Distributions                          (0.84)    (1.34)    (0.69)      (0.50)     (0.67)
----------------------------------------------------------------------------------------------
Net Asset Value, End of Year                $11.00    $13.74    $15.19      $14.48     $13.00
----------------------------------------------------------------------------------------------
Total Return                                (14.01)%   (0.62)%    9.68%      15.40%     10.92%
----------------------------------------------------------------------------------------------
Net Assets, End of Year (000's)            $46,933   $55,586   $57,596     $53,319    $42,983
----------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses/(4)/                               1.41%     1.35%     1.35%       1.35%      1.35%
  Net investment income                       1.17      3.12      2.39        1.18       1.96
----------------------------------------------------------------------------------------------
Portfolio Turnover Rate                          6%        9%        2%         10%        41%
----------------------------------------------------------------------------------------------

(1)Per share amounts have been calculated using the monthly average shares method.
(2)On June 12, 1998, Class C shares were renamed Class L shares.
(3)Net investment income per share includes short-term capital gain distributions from Underlying Funds.
(4)As a result of voluntary expense limitations, expense ratios will not exceed 1.55%.

For a share of each class of capital stock outstanding throughout each year ended January 31, unless otherwise noted:

                                                            Class A Shares
                                          ---------------------------------------------------
BALANCED PORTFOLIO                          2002/(1)/ 2001/(1)/ 2000/(1)/ 1999/(1)/   1998
---------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year           $12.38     $12.58    $12.95    $12.62    $12.14
---------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income/(2)/                   0.41       0.58      0.45      0.42      0.58
  Net realized and unrealized gain (loss)     (0.98)      0.55      0.10      0.73      0.80
---------------------------------------------------------------------------------------------
Total Income (Loss) From Operations           (0.57)      1.13      0.55      1.15      1.38
---------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                       (0.49)     (0.63)    (0.46)    (0.45)    (0.54)
  Net realized gains                          (0.39)     (0.70)    (0.46)    (0.37)    (0.36)
---------------------------------------------------------------------------------------------
Total Distributions                           (0.88)     (1.33)    (0.92)    (0.82)    (0.90)
---------------------------------------------------------------------------------------------
Net Asset Value, End of Year                 $10.93     $12.38    $12.58    $12.95    $12.62
---------------------------------------------------------------------------------------------
Total Return                                  (4.58)%     9.42%     4.37%     9.33%    11.59%
---------------------------------------------------------------------------------------------
Net Assets, End of Year (000's)            $204,437   $220,781  $222,275  $227,674  $166,806
---------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses/(3)/                                0.67%      0.60%     0.60%     0.60%     0.60%
  Net investment income                        3.52       4.61      3.54      3.24      4.79
---------------------------------------------------------------------------------------------
Portfolio Turnover Rate                           1%         5%        4%       10%       23%
---------------------------------------------------------------------------------------------

(1)Per share amounts have been calculated using the monthly average shares method.
(2)Net investment income per share includes short-term capital gain distributions from Underlying Funds.
(3)As a result of voluntary expense limitations, expense ratios will not exceed 0.80%.

For a share of each class of capital stock outstanding throughout each year ended January 31, unless otherwise noted:

                                                            Class B Shares
                                          --------------------------------------------------
BALANCED PORTFOLIO                         2002/(1)/ 2001/(1)/ 2000/(1)/ 1999/(1)/   1998
--------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year          $12.55     $12.64    $12.95    $12.61    $12.14
--------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income/(2)/                  0.33       0.49      0.35      0.32      0.48
  Net realized and unrealized gain (loss)    (0.99)      0.56      0.09      0.74      0.80
--------------------------------------------------------------------------------------------
Total Income (Loss) From Operations          (0.66)      1.05      0.44      1.06      1.28
--------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                      (0.33)     (0.44)    (0.29)    (0.35)    (0.45)
  Net realized gains                         (0.39)     (0.70)    (0.46)    (0.37)    (0.36)
--------------------------------------------------------------------------------------------
Total Distributions                          (0.72)     (1.14)    (0.75)    (0.72)    (0.81)
--------------------------------------------------------------------------------------------
Net Asset Value, End of Year                $11.17     $12.55    $12.64    $12.95    $12.61
--------------------------------------------------------------------------------------------
Total Return                                 (5.29)%     8.66%     3.48%     8.62%    10.67%
--------------------------------------------------------------------------------------------
Net Assets, End of Year (000's)           $199,381   $226,548  $238,456  $247,733  $193,791
--------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses/(3)/                               1.42%      1.35%     1.35%     1.35%     1.35%
  Net investment income                       2.77       3.83      2.75      2.50      3.96
--------------------------------------------------------------------------------------------
Portfolio Turnover Rate                          1%         5%        4%       10%       23%
--------------------------------------------------------------------------------------------

(1)Per share amounts have been calculated using the monthly average shares method.
(2)Net investment income per share includes short-term capital gain distributions from Underlying Funds.
(3)As a result of voluntary expense limitations, expense ratios will not exceed 1.55%.

For a share of each class of capital stock outstanding throughout each year ended January 31, unless otherwise noted:

                                                           Class L Shares
                                          -------------------------------------------------
BALANCED PORTFOLIO                         2002/(1)/ 2001/(1)/ 2000/(1)/ 1999/(1)(2)/  1998
----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year          $12.55    $12.64    $12.94      $12.61     $12.14
----------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income/(3)/                  0.33      0.50      0.36        0.32       0.46
  Net realized and unrealized gain (loss)    (0.99)     0.55      0.09        0.73       0.82
----------------------------------------------------------------------------------------------
Total Income (Loss) From Operations          (0.66)     1.05      0.45        1.05       1.28
----------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                      (0.33)    (0.44)    (0.29)      (0.35)     (0.45)
  Net realized gains                         (0.39)    (0.70)    (0.46)      (0.37)     (0.36)
----------------------------------------------------------------------------------------------
Total Distributions                          (0.72)    (1.14)    (0.75)      (0.72)     (0.81)
----------------------------------------------------------------------------------------------
Net Asset Value, End of Year                $11.17    $12.55    $12.64      $12.94     $12.61
----------------------------------------------------------------------------------------------
Total Return                                 (5.28)%    8.67%     3.56%       8.53%     10.67%
----------------------------------------------------------------------------------------------
Net Assets, End of Year (000's)            $32,525   $35,202   $33,989     $34,809    $27,473
----------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses/(4)/                               1.37%     1.35%     1.35%       1.35%      1.35%
  Net investment income                       2.82      3.89      2.76        2.50       3.69
----------------------------------------------------------------------------------------------
Portfolio Turnover Rate                          1%        5%        4%         10%        23%
----------------------------------------------------------------------------------------------

(1)Per share amounts have been calculated using the monthly average shares method.
(2)On June 12, 1998, Class C shares were renamed Class L shares.
(3)Net investment income per share includes short-term capital gain distributions from Underlying Funds.
(4)As a result of voluntary expense limitations, expense ratios will not exceed 1.55%.

For a share of each class of capital stock outstanding throughout each year ended January 31, unless otherwise noted:

                                                          Class A Shares
                                          ----------------------------------------------
CONSERVATIVE PORTFOLIO                     2002/(1)/ 2001/(1)/ 2000/(1)/ 1999/(1)/  1998
-------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year          $11.51    $11.47    $12.04    $12.17    $11.90
-------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income/(2)/                  0.53      0.67      0.56      0.58      0.73
  Net realized and unrealized gain (loss)    (0.81)     0.31     (0.33)     0.11      0.63
-------------------------------------------------------------------------------------------
Total Income (Loss) From Operations          (0.28)     0.98      0.23      0.69      1.36
-------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                      (0.61)    (0.73)    (0.55)    (0.58)    (0.69)
  Net realized gains                         (0.03)    (0.21)    (0.25)    (0.24)    (0.40)
-------------------------------------------------------------------------------------------
Total Distributions                          (0.64)    (0.94)    (0.80)    (0.82)    (1.09)
-------------------------------------------------------------------------------------------
Net Asset Value, End of Year                $10.59    $11.51    $11.47    $12.04    $12.17
-------------------------------------------------------------------------------------------
Total Return                                 (2.33)%    8.91%     1.96%     5.85%    11.70%
-------------------------------------------------------------------------------------------
Net Assets, End of Year (000's)            $58,176   $62,582   $70,327   $71,583   $51,233
-------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses/(3)/                               0.70%     0.60%     0.60%     0.60%     0.60%
  Net investment income                       4.84      5.84      4.76      4.80      6.17
-------------------------------------------------------------------------------------------
Portfolio Turnover Rate                          1%        1%        3%        5%       28%
-------------------------------------------------------------------------------------------

(1)Per share amounts have been calculated using the monthly average shares method.
(2)Net investment income per share includes short-term capital gain distributions from Underlying Funds.
(3)As a result of voluntary expense limitations, expense ratios will not exceed 0.80%.

For a share of each class of capital stock outstanding throughout each year ended January 31, unless otherwise noted:

                                                          Class B Shares
                                          ----------------------------------------------
CONSERVATIVE PORTFOLIO                     2002/(1)/ 2001/(1)/ 2000/(1)/ 1999/(1)/  1998
-------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year          $11.60    $11.50    $12.02    $12.16    $11.89
-------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income/(2)/                  0.48      0.61      0.51      0.52      0.66
  Net realized and unrealized gain (loss)    (0.82)     0.31     (0.33)     0.10      0.64
-------------------------------------------------------------------------------------------
Total Income (Loss) From Operations          (0.34)     0.92      0.18      0.62      1.30
-------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                      (0.51)    (0.61)    (0.45)    (0.52)    (0.63)
  Net realized gains                         (0.03)    (0.21)    (0.25)    (0.24)    (0.40)
-------------------------------------------------------------------------------------------
Total Distributions                          (0.54)    (0.82)    (0.70)    (0.76)    (1.03)
-------------------------------------------------------------------------------------------
Net Asset Value, End of Year                $10.72    $11.60    $11.50    $12.02    $12.16
-------------------------------------------------------------------------------------------
Total Return                                 (2.84)%    8.33%     1.50%     5.22%    11.21%
-------------------------------------------------------------------------------------------
Net Assets, End of Year (000's)            $45,937   $52,197   $64,910   $64,983   $48,584
-------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses/(3)/                               1.21%     1.10%     1.10%     1.09%     1.10%
  Net investment income                       4.33      5.30      4.29      4.31      5.67
-------------------------------------------------------------------------------------------
Portfolio Turnover Rate                          1%        1%        3%        5%       28%
-------------------------------------------------------------------------------------------

(1)Per share amounts have been calculated using the monthly average shares method.
(2)Net investment income per share includes short-term capital gain distributions from Underlying Funds.
(3)As a result of voluntary expense limitations, expense ratios will not exceed 1.30%.

For a share of each class of capital stock outstanding throughout each year ended January 31, unless otherwise noted:

                                                          Class L Shares
                                          -----------------------------------------------
CONSERVATIVE PORTFOLIO                     2002/(1)/ 2001/(1)/ 2000/(1)/ 1999/(1)(2)/  1998
---------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year         $11.59     $11.50    $12.02     $12.16     $11.89
---------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income/(3)/                 0.49       0.64      0.51       0.53       0.69
  Net realized and unrealized gain (loss)   (0.82)      0.29     (0.32)      0.10       0.62
---------------------------------------------------------------------------------------------
Total Income (Loss) From Operations         (0.33)      0.93      0.19       0.63       1.31
---------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                     (0.52)     (0.63)    (0.46)     (0.53)     (0.64)
  Net realized gains                        (0.03)     (0.21)    (0.25)     (0.24)     (0.40)
---------------------------------------------------------------------------------------------
Total Distributions                         (0.55)     (0.84)    (0.71)     (0.77)     (1.04)
---------------------------------------------------------------------------------------------
Net Asset Value, End of Year               $10.71     $11.59    $11.50     $12.02     $12.16
---------------------------------------------------------------------------------------------
Total Return                                (2.76)%     8.35%     1.59%      5.29%     11.25%
---------------------------------------------------------------------------------------------
Net Assets, End of Year (000's)            $7,105     $7,530    $6,952     $6,899     $5,386
---------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses/(4)/                              1.14%      1.05%     1.05%      1.05%      1.05%
  Net investment income                      4.41       5.49      4.34       4.32       5.72
---------------------------------------------------------------------------------------------
Portfolio Turnover Rate                         1%         1%        3%         5%        28%
---------------------------------------------------------------------------------------------

(1)Per share amounts have been calculated using the monthly average shares method.
(2)On June 12, 1998, Class C shares were renamed Class L shares.
(3)Net investment income per share includes short-term capital gain distributions from Underlying Funds.
(4)As a result of voluntary expense limitations, expense ratios will not exceed 1.25%.

For a share of each class of capital stock outstanding throughout each year ended January 31, unless otherwise noted:

                                                          Class A Shares
                                          -----------------------------------------------
INCOME PORTFOLIO                           2002/(1)/ 2001/(1)/ 2000/(1)/ 1999/(1)/  1998
-------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year          $10.65    $10.64    $11.50    $11.75    $11.53
-------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income/(2)/                  0.63      0.72      0.64      0.69      0.76
  Net realized and unrealized gain (loss)    (0.72)     0.07     (0.76)    (0.14)     0.52
-------------------------------------------------------------------------------------------
Total Income (Loss) From Operations          (0.09)     0.79     (0.12)     0.55      1.28
-------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                      (0.61)    (0.76)    (0.63)    (0.69)    (0.77)
  Net realized gains                            --     (0.02)    (0.11)    (0.11)    (0.29)
-------------------------------------------------------------------------------------------
Total Distributions                          (0.61)    (0.78)    (0.74)    (0.80)    (1.06)
-------------------------------------------------------------------------------------------
Net Asset Value, End of Year                 $9.95    $10.65    $10.64    $11.50    $11.75
-------------------------------------------------------------------------------------------
Total Return                                 (0.80)%    7.74%    (1.04)%    4.88%    11.44%
-------------------------------------------------------------------------------------------
Net Assets, End of Year (000's)            $23,640   $26,354   $32,111   $36,390   $29,574
-------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses/(3)/                               0.74%     0.60%     0.60%     0.60%     0.60%
  Net investment income                       6.14      6.80      5.78      5.95      6.62
-------------------------------------------------------------------------------------------
Portfolio Turnover Rate                          3%        0%        4%        0%       28%
-------------------------------------------------------------------------------------------

(1)Per share amounts have been calculated using the monthly average shares method.
(2)Net investment income per share includes short-term capital gain distributions from Underlying Funds.
(3)As a result of voluntary expense limitations, expense ratios will not exceed 0.80%.

For a share of each class of capital stock outstanding throughout each year ended January 31, unless otherwise noted:

                                                          Class B Shares
                                          -----------------------------------------------
INCOME PORTFOLIO                           2002/(1)/ 2001/(1)/ 2000/(1)/ 1999/(1)/  1998
-------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year          $10.72    $10.65    $11.50    $11.76    $11.53
-------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income/(2)/                  0.58      0.67      0.59      0.63      0.70
  Net realized and unrealized gain (loss)    (0.73)     0.07     (0.75)    (0.15)     0.52
-------------------------------------------------------------------------------------------
Total Income (Loss) From Operations          (0.15)     0.74     (0.16)     0.48      1.22
-------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                      (0.55)    (0.65)    (0.58)    (0.63)    (0.70)
  Net realized gains                            --     (0.02)    (0.11)    (0.11)    (0.29)
-------------------------------------------------------------------------------------------
Total Distributions                          (0.55)    (0.67)    (0.69)    (0.74)    (0.99)
-------------------------------------------------------------------------------------------
Net Asset Value, End of Year                $10.02    $10.72    $10.65    $11.50    $11.76
-------------------------------------------------------------------------------------------
Total Return                                 (1.35)%    7.21%    (1.47)%    4.25%    10.93%
-------------------------------------------------------------------------------------------
Net Assets, End of Year (000's)            $21,210   $22,799   $28,302   $34,497   $26,563
-------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses/(3)/                               1.26%     1.10%     1.10%     1.10%     1.10%
  Net investment income                       5.62      6.29      5.27      5.45      6.12
-------------------------------------------------------------------------------------------
Portfolio Turnover Rate                          3%        0%        4%        0%       28%
-------------------------------------------------------------------------------------------

(1)Per share amounts have been calculated using the monthly average shares method.
(2)Net investment income per share includes short-term capital gain distributions from Underlying Funds.
(3)As a result of voluntary expense limitations, expense ratios will not exceed 1.30%.

For a share of each class of capital stock outstanding throughout each year ended January 31, unless otherwise noted:

                                                           Class L Shares
                                          ------------------------------------------------
INCOME PORTFOLIO                           2002/(1)/ 2001/(1)/ 2000/(1)/ 1999/(1)(2)/  1998
---------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year         $10.71     $10.65    $11.50     $11.76     $11.53
---------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income/(3)(4)/              0.58       0.68      0.60       0.64       0.71
  Net realized and unrealized gain (loss)   (0.72)      0.06     (0.76)     (0.15)      0.52
---------------------------------------------------------------------------------------------
Total Income (Loss) From Operations         (0.14)      0.74     (0.16)      0.49       1.23
---------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                     (0.56)     (0.66)    (0.58)     (0.64)     (0.71)
  Net realized gains                           --      (0.02)    (0.11)     (0.11)     (0.29)
---------------------------------------------------------------------------------------------
Total Distributions                         (0.56)     (0.68)    (0.69)     (0.75)     (1.00)
---------------------------------------------------------------------------------------------
Net Asset Value, End of Year               $10.01     $10.71    $10.65     $11.50     $11.76
---------------------------------------------------------------------------------------------
Total Return                                (1.29)%     7.22%    (1.42)%     4.31%     10.98%
---------------------------------------------------------------------------------------------
Net Assets, End of Year (000's)            $2,882     $3,229    $3,698     $3,945     $3,568
---------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses/(4)(5)/                           1.25%      1.05%     1.05%      1.05%      1.05%
  Net investment income                      5.65       6.35      5.36       5.47       6.17
---------------------------------------------------------------------------------------------
Portfolio Turnover Rate                         3%         0%        4%         0%        28%
---------------------------------------------------------------------------------------------

(1)Per share amounts have been calculated using the monthly average shares method.
(2)On June 12, 1998, Class C shares were renamed Class L shares.
(3)Net investment income per share includes short-term capital gain distributions from Underlying Funds.
(4)The investment manager waived a portion of its management fee for the year ended January 31, 2002. If such fees were not waived, the per share decrease to net investment income would have been less than $0.01 and the actual expense ratio would have been 1.29%.
(5)As a result of voluntary expense limitations, expense ratios will not exceed 1.25%.

Independent Auditors' Report

The Shareholders and Board of Directors of Smith Barney Allocation Series Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Global, High Growth, Growth, Balanced, Conservative, and Income Portfolios ("Portfolios") of Smith Barney Allocation Series Inc. ("Fund") as of January 31, 2002 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, with respect to the High Growth, Growth, Balanced, Conservative, and Income Portfolios, and for each of the years in the three-year period then ended and for the period from March 9, 1998 (commencement of operations) to January 31, 1999, with respect to the Global Portfolio. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2002, by correspondence with the custodian. As to securities purchased but not yet received, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the Portfolios of the Fund as of January 31, 2002, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and financial highlights for the periods referred to above, in conformity with accounting principles generally accepted in the United States of America.

                                                     /s/ KPMG LLP

New York, New York
March 15, 2002

Additional Information (unaudited)
Information about Directors and Officers
The business and affairs of the Smith Barney Allocation Series Inc. ("Investment Company") are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Investment Company is set forth below. The Statement of Additional Information includes additional information about fund directors and is available, without charge, upon request by calling one of the fund's transfer agents (PFS Shareholders Services at 1-800-544-5445 or PFPC Global Fund Services at 1-800-451-2010).

                                                                                Number of
                                             Term of                           Investment
                                             Office*                            Companies
                                               and                               in Fund
                                 Position(s) Length                              Complex
                                  Held with  of Time Principal Occupation (s)   Overseen      Other Directorships
  Name, Address, and Age            Fund     Served    During Past 5 Years     by Director     Held by Director
  ----------------------         ----------- ------- ------------------------- ----------- -------------------------
  NON-INTERESTED DIRECTORS:
  H. John Ellis                   Director    Since  Retired                       2       Crystal Downs Country
  858 East Crystal Downs Drive                1996                                         Club;
  Frankfort, MI 49635                                                                      Juno Ocean Club
  Age 74
  Stephen E. Kaufman              Director    Since  Attorney                      13                       N/A
  Stephen E. Kaufman PC Co.                   1995
  277 Park Avenue, 47th Floor
  New York, NY 10172
  Age 70
  Armon E. Kamesar                Director    Since  Chairman, TEC                 2       TEC International;
  7328 Country Club Drive                     1995   International; Trustee,               Inter Ocean Systems
  LaJolla, CA 92037                                  US Bankruptcy Court                   Inc.; California Highway
  Age 74                                                                                   Patrol Citizens Oversight
                                                                                           Committee
  John J. Murphy                  Director    Since  President, Murphy Capital     2       Barclays International
  123 Prospect Street                         2002   Management                            Funds Group Ltd.;
  Ridgewood, NJ 07450                                                                      Barclays Fund Managers
  Age 58                                                                                   Ltd.; Barclays
                                                                                           International Fund
                                                                                           Managers Ltd.; Barclays
                                                                                           European Investment
                                                                                           Holdings SA; Barclays
                                                                                           Fund Management
                                                                                           Luxembourg SA;
                                                                                           Barclays Asian Selection
                                                                                           Funds Ltd.; Barclays
                                                                                           Investment Funds
                                                                                           (Channel Islands Ltd.);
                                                                                           Barclays Investment
                                                                                           Funds (Luxembourg)
                                                                                           funds SICAV; Barclays
                                                                                           International funds
                                                                                           SICAV; and Barclays
                                                                                           Euro Funds SICAV

                                                                                                     Number of
                                             Term of                                                Investment
                                             Office*                                                 Companies
                                               and                                                    in Fund
                                 Position(s) Length                                                   Complex
                                  Held with  of Time    Principal Occupation (s)                     Overseen   Other Directorships
    Name, Address, and Age          Fund     Served       During Past 5 Years                       by Director  Held by Director
    ----------------------       ----------- ------- ------------------------------                 ----------- -------------------
  INTERESTED DIRECTORS:
  Heath B. McLendon              Director/    Since  Managing Director of                               74              N/A
  Salomon Smith Barney Inc.      Chairman     1995   Salomon Smith Barney Inc.
  125 Broad Street, 9th Floor                        ("SSB"); President and
  New York, NY 10004                                 Director of Smith Barney
  Age 68                                             Fund Management LLC
                                                     ("SBFM") and Travelers
                                                     Investment Adviser, Inc
                                                     ("TIA")
--------
  *Directors are elected until the Investment Company's next annual meeting and until their successors are elected and qualified.

  OFFICERS:
  Lewis E. Daidone               Senior Vice  Since  Managing Director of SSB;                          N/A             N/A
  Salomon Smith Barney Inc.      President    1995   Chief Financial Officer of the
  125 Broad Street, 11th Floor   and                 Smith Barney Mutual
  New York, NY 10004             Treasurer           Funds; Director and Senior
  Age 44                                             Vice President of SBFM and
                                                     TIA
  Irving P. David                Controller   Since  Director of SSB                                    N/A             N/A
  Salomon Smith Barney Inc.                   1999
  125 Broad Street, 10th Floor
  New York, NY 10004
  Age 40
  Christina T. Sydor             Secretary    Since  Managing Director of SSB;                          N/A             N/A
  Salomon Smith Barney Inc.                   1995   General Counsel and
  300 First Stamford Place                           Secretary of SBFM and TIA
  4th Floor
  Stamford, CT 06902
  Age 51

Tax Information (unaudited)
For Federal tax purposes the Portfolios hereby designate for the fiscal year ended January 31, 2002:

.. Percentages of ordinary dividends paid as qualifying for the corporate dividends received deduction:

                         High Growth Portfolio  100.00%
                         Growth Portfolio        16.72
                         Balanced Portfolio      10.84
                         Conservative Portfolio   5.23
                         Income Portfolio         2.71

.. Total long-term capital gain distributions paid:

                       Global Portfolio       $ 2,165,209
                       High Growth Portfolio   32,277,236
                       Growth Portfolio        44,145,393
                       Balanced Portfolio      14,772,067
                       Conservative Portfolio     347,688

The following percentages of ordinary dividends paid by the Portfolios from net investment income are derived from Federal obligations and may be exempt from taxation at the state level:

                          High Growth            0.06%
                          Growth Portfolio       6.65
                          Balanced Portfolio     8.94
                          Conservative Portfolio 7.24
                          Income Portfolio       7.50

Directors
H. John Ellis
Armon E. Kamesar
Stephen E. Kaufman
Heath B. McLendon, Chairman
John J. Murphy
Walter E. Auch, Emeritus
Martin Brody, Emeritus

Officers
Heath B. McLendon
Chief Executive Officer

Lewis E. Daidone
Senior Vice President and Treasurer

Irving P. David
Controller

Christina T. Sydor
Secretary

Investment Manager
Smith Barney Fund Management LLC

Distributors
Salomon Smith Barney Inc.
PFS Distributors, Inc.

Custodian
State Street Bank and Trust Company

Transfer Agent
Travelers Bank and Trust, fsb.
125 Broad Street, 11th Floor
New York, New York 10004

Sub-Transfer Agent
PFPC Global Fund Services
P.O. Box 9699
Providence, Rhode Island 02940-9699

Smith Barney
Allocation Series Inc.
125 Broad Street
10th Floor, MF-2
New York, New York 10004

www.smithbarney.com/mutualfunds

This report is submitted for the general information of the shareholders of Smith Barney Allocation Series Inc., but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after April 30, 2002, this report must be accompanied by performance information for the most recently completed calendar quarter.

                                                              SalomonSmithBarney
                                                     ---------------------------
                                                     A member of citigroup[LOGO]

            Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.
                                                              Member NASD, SIPC
                                             (C) 2002 Salomon Smith Barney Inc.

                                                                   FD01278 3/02

--------------------------------------------------------------------------------
                                  SMITH BARNEY

                                   ALLOCATION

                                   SERIES INC.
--------------------------------------------------------------------------------

                        ANNUAL REPORT | JANUARY 31, 2002

SELECT HIGH GROWTH PORTFOLIO     [LOGO] SMITH BARNEY
                                        MUTUAL FUNDS
SELECT GROWTH PORTFOLIO          Your Serious Money. Professionally Managed.(SM)

SELECT BALANCED PORTFOLIO

--------------------------------------------------------------------------------
             NOT FDIC INSURED . NOT BANK GUARANTEED . MAY LOSE VALUE
--------------------------------------------------------------------------------

Table of Contents

Letter to Shareholders .........................................    1

Smith Barney Allocation Series Portfolios

     Select High Growth Portfolio ..............................    6

     Select Growth Portfolio ...................................    9

     Select Balanced Portfolio .................................   12

Schedules of Investments .......................................   15

Statements of Assets and Liabilities ...........................   18

Statements of Operations .......................................   19

Statements of Changes in Net Assets ............................   20

Notes to Financial Statements ..................................   22

Financial Highlights ...........................................   25

Independent Auditors' Report ...................................   28

Additional Information .........................................   29

Tax Information ................................................   31

Directors and Officers .........................................   IBC

[PHOTO OMITTED]

Heath B. McLendon
Chairman

Dear Shareholder:

We are pleased to present the annual report for the Smith Barney Allocation Series Inc. -- Select Portfolios ("Select Portfolios") High Growth, Growth and Balanced Portfolios ("Portfolio(s)")(1) for the year ended January 31, 2002. In this report we discuss the period's prevailing market and economic conditions and outline our investment strategy. A detailed summary of the Portfolios' performance and current holdings can be found in the appropriate sections. We hope you find this report to be useful and informative.

Please note that this report has been prepared for the information of shareholders of the Select Portfolios and is not authorized for use unless preceded or accompanied by a current prospectus. The prospectus includes information regarding the Portfolios' sales charges, expenses, objectives, policies, management, performance and other information. Please read it carefully before you invest or send money.

Special Notice to Shareholders

Effective December 13, 2001, Smith Barney Fund Management LLC, the Portfolios' investment manager, utilizes a team management approach to manage the assets of the Portfolios in the Smith Barney Allocation Series Inc.

Investment Strategy

Our mission in creating the Select Portfolios has remained the same: to maximize reward potential and minimize risk through diversification by investing in a wide range of asset classes and investment styles. Unlike ordinary mutual funds, the Select Portfolios do not invest directly in stocks, bonds or other securities. Instead, they invest in carefully selected groups of Smith Barney Mutual Funds that work to achieve the investment objective of each respective Portfolio.

By design, an investment in a particular Select Portfolio is likely to be less volatile than an investment in a single asset type, a particular mutual fund or a specific financial market. With respect to investment returns, the performance of each Select Portfolio is designed to rank somewhere in the middle of the asset classes in which it invests, performing below the best markets, but better than the worst ones.

The chart on page 2 shows the performance of the Select Portfolios for the period under review. The performance and current holdings of each Portfolio are discussed in greater detail on pages 6 through 17.

----------
(1) The Portfolios are underlying investment options of various variable annuity products. A variable annuity product is a contract issued by an insurance company where the annuity premium (a set amount of dollars) is immediately turned into units of a portfolio of securities. Upon retirement, the policy holder is paid according to accumulated units whose dollar value varies according to the performance of the securities within the sub accounts. Its objective is to preserve, through investment, the purchasing value of the annuity which otherwise is subject to erosion through inflation.

--------------------------------------------------------------------------------

                       The Benefits of Long-Term Investing

 Growth of $10,000 Invested in the Standard & Poor's 500 Index, Lehman Brothers
     Government/Corporate Bond Index, Salomon Smith Barney World Government
         Bond Index and Morgan Stanley Capital International EAFE Index
                          January 1992 -- January 2002
                                   (unaudited)

  [The following table was depicted as a line chart in the printed material.]

                             Salomon Smith Barney                 Lehman Brothers
         Standard & Poor's     World Government     MSCI EAFE  Government/Corporate
            500 Index             Bond Index          Index         Bond Index
         -----------------   --------------------   ---------  --------------------
1/92         10000                   10000            10000           10000
1/93         11056                   10993             9006           11158
1/94         12477                   12174            12986           12307
1/95         12542                   11873            12442           11925
1/96         17385                   13958            14492           14038
1/97         21963                   15158            14814           14373
1/98         27871                   16986            16361           15979
1/99         36930                   19664            18746           17373
1/00         40745                   18473            22354           16874
1/01         40376                   20631            20494           19195
1/02         33858                   20075            15206           20635

The Standard & Poor's 500 Index is a capitalization-weighted index of 500 widely held common stocks. The Lehman Brothers Government/Corporate Bond Index is a combination of publicly issued intermediate and long-term U.S. government bonds and corporate bonds. The Salomon Smith Barney World Government Bond Index is a market-capitalization-weighted benchmark that tracks the performance of the government bond markets of 14 countries. The Morgan Stanley Capital International ("MSCI") EAFE Index consists of the equity total returns for Europe, Australasia and the Far East. These indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Investors cannot invest directly in an index.

The Performance of Smith Barney Allocation Series -- Select Portfolios(2)

Total Returns for the Year Ended January 31, 2002

     Portfolio                                         Total Returns
     ---------                                         -------------
     Select High Growth                                   (16.39)%
     Select Growth                                        (13.35)
     Select Balanced                                       (4.62)

Market Update

2001 marked the second consecutive year in which global equity markets, as measured by the Morgan Stanley Capital International World Index ("MSCI World Index")(3), recorded a return of negative 16.52% in dollar terms. This unusual occurrence, which last took place during the 1973/74 oil crisis, reflected the final unwinding of the "irrational exuberance" evident in the late 1990s, particularly in the U.S. technology sector, and the growing realization of an increasingly entrenched global economic slowdown. History will undoubtedly remember 2001 as the year in which the terrorist attacks on the United States wreaked havoc on already weak global equity markets.

----------
(2) All total return information represents past performance, which is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The shorter the time period of your investment, the greater the possibility of loss. Portfolio shares are not deposits or obligations of, or insured or guaranteed by, the U.S. government, any financial institution, the Federal Deposit Insurance Corporation ("FDIC"), or any other agency, entity, or person.

(3) The MSCI World Index is a market capitalization weighted equity index of over 1,500 stocks traded in 22 world markets. Please note that an investor cannot invest directly in an index.

For much of the year, equity investors were caught between the positive influence of rapidly declining interest rates and increasingly weak economic data and corporate earnings. In an attempt to stave off deteriorating economic conditions, the U.S. Federal Reserve Board ("Fed") aggressively cut interest rates 11 times, from 6.50% in January to 1.75% by the end of 2001, a 40-year low. Central banks around the world followed suit, albeit to a lesser extent. The European Central Bank ("ECB") remained concerned over lingering inflationary pressures at the start of the year (its mandate solely that of maintaining price stability), delaying its rate cuts until well into the second quarter. By year-end, however, the ECB had reduced rates from 4.75% to 3.25%. Against a more robust domestic economic background, the Bank of England ("BOE") cut rates almost in step with the U.S., but by smaller amounts, from 6.00% to 4.00%. Faced with already zero interest rates, the Bank of Japan broke with tradition by easing monetary policy (i.e., reducing short-term interest rates) quantitatively.

Despite this concerted global monetary easing, ongoing inventory adjustment -- particularly in the U.S. -- continued to weigh heavily on corporate profits and overall growth. Just as signs of stabilization in business confidence had begun to emerge in late summer, and investors might have expected some positive influence on global growth from the lagged impact of earlier interest rate cuts, the September 11th terrorist attacks occurred. It is difficult to assess precisely the extent of the negative impact of the attacks on the U.S. and global economy; more evident was the impact on investor sentiment, as global equity markets fell dramatically amid the confusion, not least of all as the New York Stock Exchange was closed for the longest period since the Great Depression.

Sector trends over the year were largely a reflection of investors' perception of the U.S. and global economic environment. At the start of the year, the technology and telecommunications sectors came under heavy selling pressure in favor of the more defensive healthcare, materials and consumer staples sectors. This divergence persisted and increased during the summer months, as increasingly bleak economic data came to the forefront. In the latter stages of 2001, however, significant sector rotation became evident as confidence grew in an economic recovery in 2002, supported by the central banks' massive liquidity injections and signs that the inventory overhang was well advanced. Against this background, investors shunned defensive areas of the market in favor of cyclical sectors, including materials and consumer discretionary, as well as technology and telecommunications.

As is often the case, the factors that conspired to produce a difficult environment for global equities during 2001 were the same as those that resulted in a strong year for U.S. and European government bond markets. The combination of a slowing global economy and sharply falling short-term interest rates saw government bond yields in the U.S. decline. As the year progressed, the earlier view of a "V-shaped" economic recovery gave way to one of a shallower, but more protracted slowdown followed by a gradual recovery. This allowed the sharp yield declines in the early part of 2001 to be extended, and the yield curve(4) to steepen significantly. Two factors that could not have been predicted at the start of the year, themselves partly a result of the economic impact of the September 11th attacks, were the extent to which the Fed would be prepared to cut interest rates and the U.S. Treasury's decision to indefinitely postpone 30-year Treasury auctions. These were strong forces in driving yields to previously unimaginable lows. By year-end, however, signs of a trough in U.S. economic data and growing confidence in a U.S. recovery early in 2002 saw yields back-up quite sharply in November and December. As a result, the majority of returns from U.S. bonds for the year as a whole was comprised of income. Though early in the year the European Central Bank (and European bond yields) remained caught between slowing economic growth and stubbornly high inflation data, the ECB did ultimately join other central banks in cutting interest rates, allowing yields to fall. The July-September quarter saw the strongest return from European bonds, as evidence grew of a more protracted global slowdown, and equity market volatility in the aftermath of the U.S. terrorist attacks saw investors seeking the relative security of bond markets. As in the U.S., shorter-dated issues outperformed, resulting in a steeper yield curve, but by year-end the majority of price gains had been eradicated.

In the currency markets, the U.S. dollar remained strong, benefiting from its `safe haven' status in an uncertain environment. The most significant influences in the currency markets came to the forefront during the final three months of the year. Between September 11th and the end of the year, the U.S. dollar gained 10.25% against the yen, as massive bond flows from Japan to the U.S. sparked a weakening of the yen that the Japanese authorities did not act to reverse. This apparent acceptance that a weaker yen would be a necessary part of a meaningful Japanese economic recovery added further to the currency's slide during the following months. Similarly, U.S.-bound equity and bond flows from Europe undermined the euro during the final quarter of 2001, which was compounded by nervousness ahead of the introduction of the physical euro at the start of 2002.

----------
(4) The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

Equity Market Outlook

Our view calls for a relatively shallow and short-lived economic contraction in the U.S. before a recovery in 2002. Indeed, some data releases in recent weeks suggest that the trough in U.S. economic activity may have arrived in December 2001. Unemployment claims appear to have moderated, and manufacturing new orders in December reached their highest level in 20 months. An improved economic outlook necessarily fosters our more positive equity market outlook for the U.S.

Given historically low interest rates (which we believe may yet fall by a further 25 basis points(5) in the early part of the year), the advanced stage of the business/inventories cycle, the massive cost cutting exercises that corporations have undertaken, and the absence of any significant inflationary pressures, we expect earnings revisions to start to improve relatively quickly. As this begins to be discounted by investors, we think the market should be able to make progress. At a sector level, we believe the stocks with the greatest values tend to be in the financials sector, while company valuations in the technology and consumer discretionary sectors are currently the most demanding. As far as investor sentiment is concerned, a successful and rapid resolution to tensions in the Middle East could only provide further impetus to the U.S. equity market's progress in 2002.

Economic conditions in mainland Europe remain somewhat sluggish, notably in Germany. Nonetheless, we foresee an improvement in the early part of 2002, though perhaps not to the same degree as we might see in the U.S. In part, this reflects the European Central Bank's less aggressive easing over the past year, and fiscal policy has remained tighter in relative terms. On the positive side, inflation continues to moderate (Germany and France may yet enter a period of deflation), the price of oil remains subdued, and the successful introduction of the physical euro has heralded a period of renewed currency strength. We believe these various factors should allow the ECB to cut interest rates more aggressively in the coming months and, in addition, we expect further fiscal stimulus across the region. Mainland Europe's relatively cyclical market composition, which was a drag on its performance last year, is likely to be a positive driver in 2002. In our view, this leaves mainland Europe the most attractively valued of the major markets as we look ahead, notably in the financials, industrials and materials sectors.

We believe the UK is also attractively valued, against a relatively healthy economic backdrop, particularly in the consumer sector, which is being supported by low interest rates and a tight labor market. The UK stands alone, having bucked the worst of the global economic slowdown in 2001, and this is likely to limit the extent to which the Bank of England can further reduce interest rates. Indeed, notwithstanding the well-documented recession in the manufacturing sector, interest rates may yet be on a rising path once more in 2002 if tight labor conditions and consumer confidence pose a threat to currently benign inflationary conditions. Within the UK market, we currently see the greatest values in the industrials and materials sectors.

The outlook for the Japanese economy and market remains dependent on the policymakers' efforts to bring about an end to spiralling deflation. A lack of flexibility in both fiscal and monetary policy is likely to result in continued weakness in domestic demand in 2002, with only limited benefit coming from improved global economic conditions in the second half of the year. >From an equity market perspective, companies' restructuring plans appear to be gathering pace, but this remains relatively limited and is likely to act as a further brake on the broader economic scenario. The risk of a broader and deeper banking crisis remains the biggest single threat in the coming year. Our aggregated company-level forecasts suggest only limited value in Japan, with the healthcare sector offering the greatest value and industrials appearing somewhat overvalued. Outside of Japan, a U.S. economic upturn holds some hope for the Asia-Pacific region in the second half of the year, with those countries most directly exposed to U.S. demand (Korea, Malaysia, Singapore, the Philippines and Taiwan) the greatest beneficiaries. Japan's economic woes are likely to remain a drag on some of the region's exporters, notably the emerging Asian economies. Our analysis suggests little value among the region's major markets, with Singapore the notable exception. At the sector level, we see the greatest value in the industrials and financials sectors, while telecommunications remains rather stretched in valuations terms.

----------
(5)   A basis point is 0.01%, or one one-hundredth of a percent.

Bond Market Outlook

We are rather less sanguine about the outlook for global bond markets in 2002. Though last year ended with the United States, Japan and Germany in recession, the recent back-up in global bond yields reflects investors' anticipation of economic recovery in 2002. We also expect the global economy to rebound, but the exact timing and size of any recovery is not clear. In the U.S., massive monetary easing, in conjunction with fiscal stimulus should, in our opinion, provide the necessary boost to take the economy out of the recession. Consequently, we think the Fed's easing cycle is near an end and, therefore, that the yield curve is likely to flatten. We expect credit spreads, particularly medium-grade, to tighten over the intermediate term, as a rebounding economy, characterized by a modest turnaround in business spending and profit growth, provides a more positive fundamental environment. This is likely, however, to be the bright spot in U.S. bond markets during 2002 in our view.

We think the future for the Japanese economy is likely to remain bleak, as the country experiences the fourth recession in a decade, uncontrollable deflation and low levels of consumer and corporate confidence. There remains the possibility that the Japanese authorities may yet resort to increased Japanese Government Bond ("JGB") issuance to finance some form of meaningful recovery. Further shocks to the banking system (banks being the largest purchasers of Japanese bonds) represent the largest single risk to Japanese bond yields. On balance, given their very low current level the balance of risk to Japanese bond yields must remain on the upside, though we expect little or no change in yields in the months ahead.

We anticipate further official interest rate reductions from the ECB due to continued weak economic data and the likelihood that inflation will fall below the targeted level for at least the first half of 2002. We are mindful about the recent change in sentiment in the marketplace with respect to future interest rate reductions. However, we feel that the ECB is in a position to continue to reduce official interest rates, even if there are growing expectations for interest rate hikes in the U.S. and UK. Consequently, we believe that Europe will provide a better alternative for bond investors compared to Japan and the U.S. We think this is likely to be more pronounced at the shorter end of the yield curve, driven by the anticipation of further ECB interest rate reductions.

Thank you for investing in the Smith Barney Allocation Series Inc. -- Select Portfolios. We look forward to helping you pursue your financial goals in the future.

Sincerely,


/s/ Heath B. McLendon

Heath B. McLendon
Chairman

and

The Investment Management Team

February 28, 2002

The information provided in all of the following market commentaries represents the opinion of the managers and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Portfolios' or the percentage of the Portfolios' assets held in various sectors will remain the same. Also, please note any discussion of the Portfolios' holdings is as of January 31, 2002, and is subject to change.

                        THE SELECT HIGH GROWTH PORTFOLIO

--------------------------------------------------------------------------------
                             Target Asset Allocation

--------------------------------------------------------------------------------

   [The following table was depicted as a pie chart in the printed material.]

                            10%    Bond Funds
                            90%    Stock Funds

The Select High Growth Portfolio seeks capital appreciation by investing a high percentage of its assets in aggressive equity funds

The Target Asset Allocation set forth above represents an approximate mix of investments for the Select High Growth Portfolio. The allocation and investment mix of the Portfolio may vary depending upon market conditions, cash flows in and out of the Portfolio and other factors. In addition, the allocation and investment ranges of the Portfolio may be changed, from time to time, upon the approval of the Smith Barney Allocation Series' Board of Directors.

(Please note international stocks are subject to certain risks, including currency fluctuations: small-cap stocks often experience sharper price fluctuations than stocks of large-cap companies; high-yield securities are lower-rated issues and are inherently more risky than higher-rated securities and a sector fund invests in a single industry so its shares do not represent a complete investment program and the value of its shares may fluctuate more than shares invested in a broader range of industries. There are also risks associated with investing in other mutual funds rather than directly in portfolio securities.)

--------------------------------------------------------------------------------
                                Index Comparison*

--------------------------------------------------------------------------------

S&P 500**                                                               (16.14)%
Russell 2000(R)***                                                       (3.60)
MSCI EAFE+                                                              (25.58)
Salomon Smith Barney
  High-Yield Market++                                                    (0.79)

--------------------------------------------------------------------------------

* The chart above represents total returns for the year ended January 31, 2002.

** The S&P 500 Index is a market capitalization-weighted measure of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.

*** The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 5% of the total market capitalization of the Russell 3000 Index. Please note that an investor cannot invest directly in an index.

+ The MSCI EAFE Index is an unmanaged index of common stocks of companies located in Europe, Australasia and the Far East. Please note that an investor cannot invest directly in an index.

++ The Salomon Smith Barney High-Yield Market Index is a broad-based unmanaged index of high-yield securities. Please note that an investor cannot invest directly in an index.

--------------------------------------------------------------------------------
                               Performance Update

--------------------------------------------------------------------------------

The Select High Growth Portfolio ("Portfolio") shares, returned negative 16.39% for the year ended January 31, 2002. The chart that appears on page 7 compares the Portfolio's performance to broad-based indices that track four of the asset classes represented in the Portfolio.

--------------------------------------------------------------------------------
                              Investment Objective

--------------------------------------------------------------------------------

The Portfolio seeks capital appreciation. Among the Portfolios of the Smith Barney Allocation Series Inc., the Portfolio invests a large portion of its assets in aggressive stock mutual funds that focus on smaller, more speculative companies as well as mid-sized (or larger) companies with the potential for rapid growth. Moreover, a significant portion of the Portfolio is invested in international or emerging markets funds in order to achieve a greater level of diversification.

Growth of $10,000 Invested in the Select High Growth Portfolio vs.
the Standard & Poor's 500 Index, Russell 2000 Index,
Morgan Stanley Capital International EAFE Index and Salomon Smith Barney High Yield Market Index

February 5, 1997 -- January 31, 2002 (unaudited)

  [The following table was depicted as a line chart in the printed material.]

            Select High         Standard & Poor's   Russell 2000     MSCI EAFE      Salomon Smith Barney
          Growth Portfolio          500 Index           Index          Index      High-Yield Market Index
          ----------------          ---------           -----          -----      -----------------------
 2/5/97         10000                 10000             10000          10000               10000
   1/98         11060                 12689             11807          11028               11487
   1/99         13138                 16814             11851          12635               11812
   1/00         15563                 18551             13953          15067               11743
   1/01         15356                 18383             14469          13813               11921
1/31/02         12839                 15415             13949          10249               11968

The chart above represents a hypothetical illustration of $10,000 invested on February 5, 1997 (commencement of operations), assuming reinvestment of dividends and capital gains, if any, at net asset value through January 31, 2002. The Standard & Poor's 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Russell 2000 Index is a capitalization weighted total return index which is comprised of 2,000 of some of the smaller-capitalized U.S.-domiciled companies whose common stock is traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq. The Morgan Stanley Capital International ("MSCI") EAFE Index consists of the equity total returns for Europe, Australasia and the Far East. The Salomon Smith Barney High-Yield Market Index covers a significant portion of the below investment-grade U.S. corporate bond market. These indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. An investor cannot invest directly in an index.

All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains. The chart does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

Historical Performance -- Select High Growth Portfolio+



                                 Net Asset Value
                         ---------------------------------     Income      Capital Gain
Year Ended               Beginning of Year    End of Year     Dividends    Distributions  Total Returns
=======================================================================================================
1/31/02                         $14.23            $10.72        $0.63          $0.59        (16.39)%
-------------------------------------------------------------------------------------------------------
1/31/01                          15.16             14.23         0.39           0.35         (1.33)
-------------------------------------------------------------------------------------------------------
1/31/00                          13.02             15.16         0.07           0.17         18.46
-------------------------------------------------------------------------------------------------------
1/31/99                          11.06             13.02         0.07           0.04         18.79
-------------------------------------------------------------------------------------------------------
2/5/97* -- 1/31/98               10.00             11.06         0.00           0.00         10.60++
=======================================================================================================
Total                                                           $1.16          $1.15
=======================================================================================================

Average Annual Total Returns -- Select High Growth Portfolio
--------------------------------------------------------------------------------
Year Ended 1/31/02                                                      (16.39)%
--------------------------------------------------------------------------------
2/5/97* through 1/31/02                                                   5.14
================================================================================
Cumulative Total Return -- Select High Growth Portfolio
--------------------------------------------------------------------------------
2/5/97* through 1/31/02                                                  28.39%
================================================================================

+ It is the Select High Growth Portfolio's policy to distribute dividends and capital gains, if any, annually.
++ Total return is not annualized, as it may not be representative of the total return for the year.
*     Commencement of operations.

                           THE SELECT GROWTH PORTFOLIO

--------------------------------------------------------------------------------
Target Asset Allocation
--------------------------------------------------------------------------------

   [The following table was depicted as a pie chart in the printed material.]

                                 30% Bond Funds
                                 70% Stock Funds

The Select Growth Portfolio seeks long-term growth of capital by investing primarily in funds containing the issues of more established companies.
--------------------------------------------------------------------------------

The Target Asset Allocation set forth above represents an approximate mix of investments for the Select Growth Portfolio. The allocation and investment mix of the Portfolio may vary depending upon market conditions, cash flows in and out of the Portfolio and other factors. In addition, the allocation and investment ranges of the Portfolio may be changed from time to time upon the approval of the Smith Barney Allocation Series' Board of Directors.

(Please note international stocks are subject to certain risks, including currency fluctuations: small-cap stocks often experience sharper price fluctuations than stocks of large-cap companies; high-yield securities are lower-rated issues and are inherently more risky than higher-rated securities and a sector fund invests in a single industry so its shares do not represent a complete investment program and the value of its shares may fluctuate more than shares invested in a broader range of industries. There are also risks associated with investing in other mutual funds rather than directly in portfolio securities.)

--------------------------------------------------------------------------------
                                Index Comparison*
--------------------------------------------------------------------------------

S&P 500**                                                               (16.14)%
Russell 2000(R)***                                                       (3.60)
MSCI EAFE+                                                              (25.58)
Lehman Brothers Government/
  Corporate Bond++                                                        7.50
--------------------------------------------------------------------------------

* The chart above represents total returns for the year ended January 31, 2002.
** The S&P 500 Index is a market capitalization-weighted measure of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.
*** The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. Please note that an investor cannot invest directly in an index.
+ The MSCI EAFE Index is an unmanaged index of common stocks of companies located in Europe, Australasia and the Far East. Please note that an investor cannot invest directly in an index.
++ The Lehman Brothers Government/Corporate Bond Index tracks the performance of the overall bond market and is a broad measure of the performance of government and corporate fixed-rate debt issues. Please note that an investor cannot invest directly in an index.

--------------------------------------------------------------------------------
                               Performance Update
--------------------------------------------------------------------------------

The Growth Portfolio's ("Portfolio") shares, returned negative 13.35% for the year ended January 31, 2002. The chart that appears on page 10 compares the Portfolio's performance to broad-based indices that track four of the asset classes represented by the Portfolio.

--------------------------------------------------------------------------------
                              Investment Objective
--------------------------------------------------------------------------------

The Portfolio seeks long-term growth of capital. Among the Portfolios of the Smith Barney Allocation Series, the Growth Portfolio invests the highest percentage of its assets in large-capitalization stock mutual funds to provide growth. The Portfolio's stock allocation also includes funds that invest in small- and mid-cap stocks(1) and international securities. In addition, a significant portion of the Portfolio is allocated to bonds to help reduce its potential volatility.

----------
(1) Please be aware that investments in mid- and small-cap companies entail greater risk than investments in their large-cap counterparts.

Growth of $10,000 Invested in the Select Growth Portfolio vs.
the Standard & Poor's 500 Index, Russell 2000 Index,
Morgan Stanley Capital International EAFE Index and Lehman Brothers Government/Corporate Bond Index
--------------------------------------------------------------------------------
February 5, 1997 -- January 31, 2002 (unaudited)

  [The following table was depicted as a line chart in the printed material.]

            Select Growth    Standard & Poor's   Russell 2000    MSCI EAFE    Lehman Brothers Government/
              Portfolio         500 Index           Index          Index         Corporate Bond Index
            -------------       ---------           -----          -----      ---------------------------
 2/5/97         10000             10000              10000         10000             10000
   1/98         11280             12689              11807         11028             11117
   1/99         13120             16814              11851         12635             12086
   1/00         14395             18551              13953         15067             11738
   1/01         14426             18383              14469         13813             13353
1/31/02         12499             15415              13949         10249             14355

The chart above represents a hypothetical illustration of $10,000 invested on February 5, 1997 (commencement of operations), assuming reinvestment of dividends and capital gains, if any, at net asset value through January 31, 2002. The Standard & Poor's 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Russell 2000index is a capitalization-weighted total return index which is comprised of 2,000 of some of the smaller-capitalized U.S.-domiciled companies whose common stock is traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq. The Morgan Stanley Capital International ("MSCI") EAFE Index is a composite index that consists of equity total returns for Europe, Australasia and the Far East. The Lehman Brothers Government/Corporate Bond Index is a combination of publicly issued intermediate- and long-term U.S. government bonds and corporate bonds. These indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. An investor cannot invest directly in an index.

All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains. The chart does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

Historical Performance -- Select Growth Portfolio+
--------------------------------------------------------------------------------

                                 Net Asset Value
                         ---------------------------------     Income      Capital Gain
Year Ended               Beginning of Year    End of Year     Dividends    Distributions  Total Returns
=======================================================================================================
1/31/02                         $13.03            $11.29        $0.00         $0.00         (13.35)%
-------------------------------------------------------------------------------------------------------
1/31/01                          13.80             13.03         0.37          0.43           0.22
-------------------------------------------------------------------------------------------------------
1/31/00                          12.87             13.80         0.13          0.17           9.72
-------------------------------------------------------------------------------------------------------
1/31/99                          11.28             12.87         0.11          0.12          16.31
-------------------------------------------------------------------------------------------------------
2/5/97* -- 1/31/98               10.00             11.28         0.00          0.00          12.80++
=======================================================================================================
Total                                                           $0.61         $0.72
=======================================================================================================

Average Annual Total Returns -- Select Growth Portfolio
--------------------------------------------------------------------------------
Year Ended 1/31/02                                                     (13.35)%
-------------------------------------------------------------------------------
2/5/97* through 1/31/02                                                  4.58
================================================================================

Cumulative Total Return -- Select Growth Portfolio
--------------------------------------------------------------------------------
2/5/97* through 1/31/02                                                 24.99%
================================================================================

+ It is the Select Growth Portfolio's policy to distribute dividends and capital gains, if any, annually.
++ Total return is not annualized, as it may not be representative of the total return for the year.
*     Commencement of operations.

                          THE SELECT BALANCED PORTFOLIO

--------------------------------------------------------------------------------
                             Target Asset Allocation

--------------------------------------------------------------------------------

   [The following table was depicted as a pie chart in the printed material.]

                                 50% Bond Funds

                                 50% Stock Funds

The Select Balanced Portfolio seeks a balance of capital growth and income by placing equal emphasis on funds investing in stocks and bonds.

The Target Asset Allocation set forth on the prior page represents an approximate mix of investments for the Select Balanced Portfolio. The allocation and investment mix of the Portfolio may vary depending upon market conditions, cash flows in and out of the Portfolio and other factors. In addition, the allocation and investment ranges of the Portfolio may be changed, from time to time, upon the approval of the Smith Barney Allocation Series' Board of Directors.

(Please note international stocks are subject to certain risks, including currency fluctuations. There are risks associated with investing in other mutual funds rather than directly in portfolio securities.)

--------------------------------------------------------------------------------
                                Index Comparison*

--------------------------------------------------------------------------------

S&P 500**                                                               (16.14)%
Lehman Brothers Government/
  Corporate Bond***                                                       7.50
Salomon Smith Barney
  One-Year Treasury Bill+                                                 5.93
Salomon Smith Barney
  World Government Bond++                                                (2.70)


* The chart above represents total returns for the year ended January 31, 2002.

** The S&P 500 Index is a market capitalization-weighted measure of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.
*** The Lehman Brothers Government/Corporate Bond Index tracks the performance of the overall bond market and is a broad measure of the performance of government and corporate fixed-rate debt issues. Please note that an investor cannot invest directly in an index.

+ The Salomon Smith Barney One-Year Treasury Bill Index consists of one One-Year United States Treasury Bill whose return is tracked until its maturity. Please note that an investor cannot invest directly in an index.

++ The Salomon Smith Barney World Government Bond Index is a market capitalization-weighted index that tracks the performance of the government bond markets of 14 countries. Please note that an investor cannot invest directly in an index.

--------------------------------------------------------------------------------
                               Performance Update

--------------------------------------------------------------------------------

The Balanced Portfolio's ("Portfolio") shares, returned a negative 4.62% for the year ended January 31, 2002. The chart that appears on page 13 compares the Portfolio's performance to broad-based indices that track four of the asset classes represented by the Portfolio.

--------------------------------------------------------------------------------
                              Investment Objective

--------------------------------------------------------------------------------

The Portfolio seeks long-term growth of capital and income, placing equal emphasis on current income and capital appreciation. The Balanced Portfolio, as its name states, divides its assets roughly between stock and bond mutual funds. The stock funds are primarily large-capitalization, dividend paying stock funds. The bond portion of the Portfolio is mainly invested in funds that invest in U.S. government and agency securities, as well as mortgage-backed securities.

Growth of $10,000 invested in the Select Balanced Portfolio vs. the Standard & Poor's 500 Index, Lehman Brothers Government/Corporate Bond Index, Morgan Stanley Capital International EAFE Index, Salomon Smith Barney World Government Bond Index and Salomon Smith Barney One-Year Treasury Bill Index

February 5, 1997-- January 31, 2002 (unaudited)

  [The following table was depicted as a line chart in the printed material.]

                              Standard & Poor's      Lehman Brothers                 Salomon Brothers        Salomon Smith
            Select Balanced     500 Composite     Government/Corporate   MSCI EAFE   World Government       Barney One-Year
              Portfolio          Stock Index           Bond Index          Index+       Bond Index       Treasury Bill Index++
            -------------        ---------        --------------------     -----     ----------------    ---------------------
 2/5/97         10000              10000               10000               10000           10000                 10000
   1/98         11280              12689               11117               11028           11111                 10629
   1/99         12381              16814               12086               12635           12863                 11224
   1/00         12961              18551               11738               15067           12164                 11686
   1/01         14201              18383               13353               13813           13585                 12628
1/31/02         13544              15415               14355               10249           13218                 13337

      The chart above represents a hypothetical illustration of $10,000 invested on February 5, 1997 (commencement of operations) assuming reinvestment of dividends and capital gains, if any, at net asset value through January 31, 2002. The Standard & Poor's 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Lehman Brothers Government/Corporate Bond Index is a combination of publicly issued intermediate- and long-term U.S. government bonds and corporate bonds. The Morgan Stanley Capital International ("MSCI") EAFE Index is a composite index that consists of equity total returns for Europe, Australasia and the Far East. The Salomon Smith Barney World Government Bond Index is a market-capitalization-weighted benchmark that tracks the performance of the government bond markets of 14 countries. The Salomon Smith Barney one-year Treasury Bill Index consists of one-year United States Treasury Bill whose return is tracked until its maturity. These indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. An investor cannot invest directly in an index.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains. The chart does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

++ It is the opinion of management that the Salomon Smith Barney One-Year Treasury Bill Index more accurately reflects the current composition of the Select Balanced Portfolio than the MSCI EAFE Index. In future reporting, the Salomon Smith Barney One-Year Treasury Bill Index will be used as a basis of comparison of total return performance rather than the MSCI EAFE Index.

Historical Performance -- Select Balanced Portfolio
--------------------------------------------------------------------------------

                                 Net Asset Value
                         ---------------------------------     Income      Capital Gain
Year Ended               Beginning of Year    End of Year     Dividends    Distributions  Total Returns
=======================================================================================================
1/31/02                         $12.35            $11.02        $0.42          $0.34        (4.62)%
-------------------------------------------------------------------------------------------------------
1/31/01                          12.13             12.35         0.40           0.50         9.57
-------------------------------------------------------------------------------------------------------
1/31/00                          12.04             12.13         0.22           0.24         4.69
-------------------------------------------------------------------------------------------------------
1/31/99                          11.28             12.04         0.16           0.16         9.76
-------------------------------------------------------------------------------------------------------
2/5/97* -- 1/31/98               10.00             11.28         0.00           0.00        12.80++
=======================================================================================================
Total                                                           $1.20          $1.24
=======================================================================================================

Average Annual Total Returns -- Select Balanced Portfolio
--------------------------------------------------------------------------------
Year Ended 1/31/02                                                       (4.62)%
--------------------------------------------------------------------------------
2/5/97* through 1/31/02                                                   6.27
================================================================================

Cumulative Total Return -- Select Balanced Portfolio
--------------------------------------------------------------------------------
2/5/97* through 1/31/02                                                   35.44%
================================================================================

+ It is the Select Balanced Portfolio's policy to distribute dividends and capital gains, if any, annually.
++ Total return is not annualized, as it may not be representative of the total return for the year.
*     Commencement of operations.

The Select High Growth Portfolio
Schedule of Investments                                         January 31, 2002
--------------------------------------------------------------------------------

  Shares                                    Description                                             Value
============================================================================================================
Underlying Funds -- 99.9%
  147,649   Smith Barney Aggressive Growth Fund Inc.                                            $ 13,109,770
  442,177   Smith Barney Funds, Inc. - Large Cap Value Fund                                        6,760,892
  857,398   Smith Barney Income Funds - Smith Barney High Income Fund                              5,976,064
1,315,311   Smith Barney Investment Funds Inc. - Smith Barney Hansberger Global Value Fund        13,705,546
1,510,299   Smith Barney Investment Funds Inc. - Smith Barney Peachtree Growth Fund               12,731,817
  682,930   Smith Barney Investment Funds Inc. - Smith Barney Small Cap Growth Fund                6,754,174
1,046,742   Smith Barney Investment Trust - Smith Barney Large Capitalization Growth Fund         21,049,988
  376,766   Smith Barney Investment Trust - Smith Barney Mid Cap Core Fund                         7,294,181
  498,088   Smith Barney Investment Series - Smith Barney Growth and Income Fund                   7,067,876
2,301,671   Smith Barney Small Cap Core Fund, Inc.                                                29,461,384
  957,579   Smith Barney World Funds, Inc. - International All Cap Growth Portfolio               11,749,498
------------------------------------------------------------------------------------------------------------
            Total Underlying Funds (Cost -- $160,719,840)                                        135,661,190
============================================================================================================

   Face
  Amount                                    Description                                             Value
============================================================================================================
Repurchase Agreement -- 0.1%
 $192,000   Goldman, Sachs & Co., 1.880% due 2/1/02; Proceeds at maturity -- $192,010;
              (Fully collateralized by U.S. Treasury Notes, Bonds and Inflation-Indexed
              Notes and Bonds, 3.375% to 14.250% due 2/15/02 to 4/15/32; Market value --
              $195,840) (Cost -- $192,000)                                                           192,000
============================================================================================================
            Total Investments -- 100% (Cost -- $160,911,840*)                                   $135,853,190
============================================================================================================

* Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.

The Select Growth Portfolio
Schedule of Investments                                         January 31, 2002
--------------------------------------------------------------------------------

  Shares                                     Description                                             Value
=============================================================================================================
Underlying Funds -- 99.8%
   128,063    Smith Barney Aggressive Growth Fund Inc.                                            $ 11,370,706
 1,438,143    Smith Barney Funds, Inc. - Large Cap Value Fund                                       21,989,204
 2,834,099    Smith Barney Income Funds - Smith Barney High Income Fund                             19,753,668
 1,173,543    Smith Barney Investment Funds Inc. - Smith Barney Government Securities Fund          11,207,342
 1,048,200    Smith Barney Investment Funds Inc. - Smith Barney Hansberger Global Value Fund        10,922,248
 1,909,950    Smith Barney Investment Funds Inc. - Smith Barney Investment Grade Bond Fund          23,129,499
 2,201,801    Smith Barney Investment Funds Inc. - Smith Barney Peachtree Growth Fund               18,561,180
 1,008,509    Smith Barney Investment Funds Inc. - Smith Barney Small Cap Growth Fund                9,974,158
 1,554,998    Smith Barney Investment Series - Smith Barney Growth and Income Fund                  22,065,427
 1,105,192    Smith Barney Investment Trust - Smith Barney Large Capitalization Growth Fund         22,225,420
   602,221    Smith Barney Investment Trust - Smith Barney Mid Cap Core Fund                        11,658,994
   942,937    Smith Barney Small Cap Core Fund, Inc.                                                12,069,592
 1,369,056    Smith Barney World Funds, Inc. - International All Cap Growth Portfolio               16,798,319
--------------------------------------------------------------------------------------------------------------
              Total Underlying Funds (Cost -- $258,740,509)                                        211,725,757
==============================================================================================================

   Face
  Amount                                     Description                                             Value
=============================================================================================================
Repurchase Agreement -- 0.2%
$  492,000    Goldman, Sachs & Co., 1.880% due 2/1/02; Proceeds at maturity -- $492,026;
                (Fully collateralized by U.S. Treasury Notes, Bonds and Inflation-Indexed
                Notes and Bonds, 3.375% to 14.250% due 2/15/02 to 4/15/32; Market value --
                $501,840) (Cost -- $492,000)                                                           492,000
==============================================================================================================
              Total Investments -- 100% (Cost -- $259,232,509*)                                   $212,217,757
==============================================================================================================

* Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.

The Select Balanced Fund
Schedule of Investments                                         January 31, 2002
--------------------------------------------------------------------------------

  Shares                                      Description                                             Value
==============================================================================================================
Underlying Funds -- 99.3%
 2,152,256   Smith Barney Appreciation Fund Inc.                                                  $ 28,668,052
 2,130,249   Smith Barney Fundamental Value Fund Inc.                                               28,907,480
   915,957   Smith Barney Funds, Inc. - Large Cap Value Fund                                        14,004,975
 3,231,122   Smith Barney Funds, Inc. - Short-Term High Grade Bond Fund                             13,473,777
 1,906,307   Smith Barney Income Funds - Smith Barney Convertible Fund                              29,299,933
 6,685,488   Smith Barney Income Funds - Smith Barney Diversified Strategic Income Fund             43,856,804
 1,977,491   Smith Barney Income Funds - Smith Barney Premium Total Return Fund                     28,831,819
 3,101,122   Smith Barney Investment Funds Inc. - Smith Barney Government Securities Fund           29,615,720
 1,037,175   Smith Barney Investment Series - Smith Barney Growth and Income Fund                   14,717,520
 2,366,311   Smith Barney Managed Governments Fund Inc.                                             29,720,873
 1,441,693   Smith Barney World Funds, Inc. - Global Government Bond Portfolio                      14,921,525
 1,133,109   Smith Barney World Funds, Inc. - International All Cap Growth Portfolio                13,903,247
--------------------------------------------------------------------------------------------------------------
              Total Underlying Funds (Cost -- $320,822,688)                                        289,921,725
==============================================================================================================

   Face
  Amount                                    Description                                             Value
==============================================================================================================
Repurchase Agreement -- 0.7%
$2,080,000   Goldman, Sachs & Co., 1.880% due 2/1/02; Proceeds at maturity -- $2,080,109;
              (Fully collateralized by U.S. Treasury Notes, Bonds and Inflation-Indexed
              Notes and Bonds, 3.375% to 14.250% due 2/15/02 to 4/15/32; Market value --
              $2,121,600) (Cost -- $2,080,000)                                                       2,080,000
==============================================================================================================
            Total Investments -- 100% (Cost -- $322,902,688*)                                     $292,001,725
==============================================================================================================

* Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.

Statements of Assets and Liabilities                            January 31, 2002
--------------------------------------------------------------------------------

                                                                        Select          Select           Select
                                                                     High Growth        Growth          Balanced
                                                                      Portfolio        Portfolio        Portfolio
===================================================================================================================
Assets:
  Investments, at cost                                              $ 160,911,840    $ 259,232,509    $ 322,902,688
===================================================================================================================
  Investments, at value                                             $ 135,853,190    $ 212,217,757    $ 292,001,725
  Cash                                                                        607              527               17
  Dividends and interest receivable                                            10               25           30,114
  Receivable from Fund shares sold                                         49,484               --          107,621
-------------------------------------------------------------------------------------------------------------------
  Total Assets                                                        135,903,291      212,218,309      292,139,477
-------------------------------------------------------------------------------------------------------------------
Liabilities:
  Payable for Fund shares purchased                                        20,643          175,606            8,158
  Accrued expenses                                                        309,986          542,306          646,497
-------------------------------------------------------------------------------------------------------------------
  Total Liabilities                                                       330,629          717,912          654,655
===================================================================================================================
Total Net Assets                                                    $ 135,572,662    $ 211,500,397    $ 291,484,822
===================================================================================================================
Net Assets:
  Par value of capital shares                                       $      12,644    $      18,726    $      26,444
  Capital paid in excess of par value                                 165,302,911      233,316,849      315,319,450
  Undistributed net investment income                                     986,624       16,479,074       10,419,502
  Accumulated net realized gain (loss) from security transactions      (5,670,867)       8,700,500       (3,379,611)
  Net unrealized depreciation of investments                          (25,058,650)     (47,014,752)     (30,900,963)
===================================================================================================================
Total Net Assets                                                    $ 135,572,662    $ 211,500,397    $ 291,484,822
===================================================================================================================
Shares Outstanding                                                     12,644,017       18,725,585       26,443,662
-------------------------------------------------------------------------------------------------------------------
Net Asset Value                                                     $       10.72    $       11.29    $       11.02
-------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

Statements of Operations                     For the Year Ended January 31, 2002
--------------------------------------------------------------------------------

                                                                        Select          Select           Select
                                                                     High Growth        Growth          Balanced
                                                                      Portfolio        Portfolio        Portfolio
===================================================================================================================
Investment Income:
  Income distributions from Underlying Funds                        $  1,494,197     $  5,834,425     $ 10,784,526
  Short-term capital gains from Underlying Funds                              --               --          540,551
  Interest                                                                15,604           26,438           68,425
-------------------------------------------------------------------------------------------------------------------
  Total Investment Income                                              1,509,801        5,860,863       11,393,502
-------------------------------------------------------------------------------------------------------------------
Expenses:
  Other expenses                                                         522,732          804,957          970,764
-------------------------------------------------------------------------------------------------------------------
  Total Expenses                                                         522,732          804,957          970,764
-------------------------------------------------------------------------------------------------------------------
Net Investment Income                                                    987,069        5,055,906       10,422,738
-------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments (Note 3):
  Realized Gain (Loss) From:
    Security transactions                                             (5,445,723)      (1,574,567)      (3,468,152)
    Capital gain distributions from Underlying Funds                          --               --          700,776
-------------------------------------------------------------------------------------------------------------------
  Net Realized Loss                                                   (5,445,723)      (1,574,567)      (2,767,376)
-------------------------------------------------------------------------------------------------------------------
  Increase in Net Unrealized Depreciation (Note 5)                   (25,150,097)     (39,020,896)     (20,520,886)
-------------------------------------------------------------------------------------------------------------------
Net Loss on Investments                                              (30,595,820)     (40,595,463)     (23,288,262)
===================================================================================================================
Decrease in Net Assets From Operations                              $(29,608,751)    $(35,539,557)    $(12,865,524)
===================================================================================================================

                       See Notes to Financial Statements.

Statements of Changes in Net Assets          For the Year Ended January 31, 2002
--------------------------------------------------------------------------------

                                                                        Select          Select           Select
                                                                     High Growth        Growth          Balanced
                                                                      Portfolio        Portfolio        Portfolio
===================================================================================================================
Operations:
  Net investment income                                             $     987,069    $   5,055,906    $  10,422,738
  Net realized loss                                                    (5,445,723)      (1,574,567)      (2,767,376)
  Increase in net unrealized depreciation                             (25,150,097)     (39,020,896)     (20,520,886)
--------------------------------------------------------------------------------------------------------------------
  Decrease in Net Assets From Operations                              (29,608,751)     (35,539,557)     (12,865,524)
--------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders From:
  Net investment income                                                (7,753,214)              --      (10,427,228)
  Net realized gains                                                   (7,175,788)              --       (8,600,987)
--------------------------------------------------------------------------------------------------------------------
  Decrease in Net Assets From Distributions to Shareholders           (14,929,002)              --      (19,028,215)
--------------------------------------------------------------------------------------------------------------------
Fund Share Transactions (Note 7):
  Net proceeds from sale of shares                                      3,581,894        6,255,211       30,189,886
  Net asset value of shares issued for in connection with the transfer of Smith Barney Allocation Series -- Select
    Income Portfolio's  net assets (Note 5)                                    --               --       21,942,027
  Net asset value of shares issued in connection with the
    transfer of Smith Barney Allocation Series -- Select
    Conservative Portfolio's net assets (Note 5)                               --               --       54,348,260
  Net asset value of shares issued for reinvestment of dividends       14,929,002               --       19,028,215
  Cost of shares reacquired                                           (20,970,430)     (31,641,360)     (30,482,119)
--------------------------------------------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From
    Fund Share Transactions                                            (2,459,534)     (25,386,149)      95,026,269
--------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                                     (46,997,287)     (60,925,706)      63,132,530

Net Assets:
  Beginning of year                                                   182,569,949      272,426,103      228,352,292
===================================================================================================================
  End of year*                                                      $ 135,572,662    $ 211,500,397    $ 291,484,822
===================================================================================================================
* Includes undistributed net investment income of:                  $     986,624    $  16,479,074    $  10,419,502
===================================================================================================================

                       See Notes to Financial Statements.

Statements of Changes in Net Assets (continued)   For the Year Ended January 31, 2001
-------------------------------------------------------------------------------------

                                                                        Select          Select           Select
                                                                     High Growth        Growth          Balanced
                                                                      Portfolio        Portfolio        Portfolio
===================================================================================================================
Operations:
  Net investment income                                             $   7,752,934    $  11,423,215    $  10,424,868
  Net realized gain                                                     7,016,621       10,331,037        8,509,450
  Change in net unrealized appreciation (depreciation)                (18,766,939)     (21,994,088)         273,147
-------------------------------------------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From Operations                    (3,997,384)        (239,836)      19,207,465
-------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders From:
  Net investment income                                                (4,616,762)      (7,137,372)      (6,670,680)
  Net realized gains                                                   (4,178,996)      (8,295,986)      (8,432,875)
-------------------------------------------------------------------------------------------------------------------
  Decrease in Net Assets From Distributions to Shareholders            (8,795,758)     (15,433,358)     (15,103,555)
-------------------------------------------------------------------------------------------------------------------
Fund Share Transactions (Note 7):
  Net proceeds from sale of shares                                     50,646,920       52,180,030       33,513,444
  Net asset value of shares issued for reinvestment of dividends        8,795,758       15,433,358       15,103,555
  Cost of shares reacquired                                           (12,112,738)     (15,541,611)     (17,290,592)
-------------------------------------------------------------------------------------------------------------------
  Increase in Net Assets From Fund Share Transactions                  47,329,940       52,071,777       31,326,407
-------------------------------------------------------------------------------------------------------------------
Increase in Net Assets                                                 34,536,798       36,398,583       35,430,317

Net Assets:
  Beginning of year                                                   148,033,151      236,027,520      192,921,975
===================================================================================================================
  End of year*                                                      $ 182,569,949    $ 272,426,103    $ 228,352,292
===================================================================================================================
* Includes undistributed net investment income of:                  $   7,752,769    $  11,423,168    $  10,423,992
===================================================================================================================

                       See Notes to Financial Statements.

Notes to Financial Statements
--------------------------------------------------------------------------------
1. Significant Accounting Policies

The Select High Growth, Select Growth and Select Balanced Portfolios ("Portfolios") are separate investment portfolios of the Smith Barney Allocation Series Inc. ("Fund"). The Fund, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and consists of these portfolios and six other separate investment portfolios: Global, High Growth, Growth, Balanced, Conservative and Income Portfolios. The Portfolios invest in other mutual funds ("Underlying Funds")

managed by Smith Barney Fund Management LLC("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"). Shares of the Portfolios are offered to separate accounts sponsored by certain life insurance companies and qualified pension and retirement plans. The financial statements and financial highlights for the other portfolios are presented in a separate shareholder report.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) investments in the Underlying Funds are valued at the closing net asset value per share of each Underlying Fund on the day of valuation; (c) dividend income and short-term capital gains from Underlying Funds are recorded on the ex-dividend date as investment income and interest income is recorded on the accrual basis; (d) long-term capital gains from the Underlying Funds are recorded on the ex-dividend date as realized gains; (e) gains or losses on the sale of Underlying Funds are calculated by using the specific identification method;
(f)dividends and distributions to shareholders are recorded on the ex-dividend date; (g) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (h) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At January 31, 2002, reclassifications were made to the capital accounts of the Select High Growth, Select Growth and Select Balanced Portfolios to reflect gains available for distributions under income permanent book/tax differences and income and tax regulations. Accordingly, a portion of accumulated net realized loss amounting to $504,585 was reclassified to paid-in capital of the Select Balanced Portfolio. Net investment income, net realized gains and net assets were not affected by these changes; and (i) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Management Agreement and Other Transactions

Travelers Investment Adviser, Inc. ("TIA"), another subsidiary of SSBH, acts as the investment manager for the Fund. Each Portfolio pays TIA a monthly fee calculated at an annual rate of 0.35% on the average daily net assets. >From this fee all expenses of the Fund are deducted, except for extraordinary expenses. If expenses exceed the 0.35% fee, this amount is paid on behalf of the Fund by TIA.

Effective December 13, 2001, SBFM utilizes a team management approach to manage the assets of the Portfolios.

Travelers Bank & Trust, fsb. ("TB&T"), formerly known as Citi Fiduciary Trust Company, another subsidiary of Citigroup, acts as the Fund's transfer agent. PFPCGlobal Fund Services ("PFPC") acts as the Fund's sub-transfer agent. TB&T receives account fees and asset-based fees that vary according to size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by TB&T. During the year ended January 31, 2002, each Portfolio paid transfer agent fees of $5,000 to TB&T.

All officers and one director of the Fund are employees of Citigroup or its affiliates.

3. Investments

During the year ended January 31, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

Portfolio                                             Purchases         Sales
================================================================================
Select High Growth                                   $ 6,900,000     $21,976,951
Select Growth                                         13,300,000      32,578,164
Select Balanced                                       38,561,997      26,885,654
================================================================================

At January 31, 2002, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                                  Net Unrealized
Portfolio                      Appreciation      Depreciation     Depreciation
================================================================================
Select High Growth             $ 9,229,422      $(34,288,072)     $(25,058,650)
Select Growth                   10,594,550       (57,609,302)      (47,014,752)
Select Balanced                  4,115,658       (35,016,621)      (30,900,963)
================================================================================

--------------------------------------------------------------------------------

4. Repurchase Agreements

The Portfolios purchase (and their custodian takes possession of) U.S. government securities from banks and security dealers subject to agreements to resell the securities to sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolios require continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

5. Transfer of Net Assets

On April 30, 2001, the Select Balanced Portfolio acquired the assets and liabilities of the Smith Barney Allocation Series -- Select Income Portfolio and Select Conservative Portfolio ("Portfolios") pursuant to a plan of reorganization approved by Portfolios' shareholders on February 12, 2001. Total shares issued by the Select Balanced Portfolio, the total net assets of the Portfolios and total net assets of the Select Balanced Portfolio on the date of the transfer were as follows:

                                 Shares Issued by the      Total Net Assets     Total Net Assets of the
Acquired Portfolio             Select Balanced Portfolio   of the Portfolios   Select Balanced Portfolio
========================================================================================================
Select Income Portfolio                1,808,906              $21,942,027              $224,622,872
Select Conservative Portfolio          4,480,483              $54,348,260              $224,622,872
========================================================================================================

The total net assets of the Select Income Portfolio and Select Conservative Portfolio before acquisition included unrealized depreciation of $(2,000,457) and $(3,153,313), respectively. Total net assets of the Select Balanced Portfolio immediately after the transfer were $300,913,159. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

6. Capital Loss Carryforwards

At January 31, 2002, the Select High Growth, Select Growth and Select Balanced Portfolios had, for Federal income tax purposes, approximately $5,256,000, $1,225,000 and $2,949,000, respectively, of capital loss carryforwards available to offset future capital gains. To the extent that these capital carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

The amount and expiration of the carryforwards are indicated below. Expiration occurs on January 31, of the year indicated:

Portfolio                    2008          2009          2010            Total
================================================================================
Select High Growth              --           --       $5,256,000      $5,256,000
Select Growth                   --           --        1,225,000       1,225,000
Select Balanced           $173,000      $25,000        2,751,000       2,949,000
================================================================================

--------------------------------------------------------------------------------

7. Capital Shares

At January 31, 2002, the Fund had 6.1 billion shares of capital stock authorized with a par value of $0.001 per share. Transactions in shares for each portfolio were as follows:

                                                                           Year Ended           Year Ended
                                                                        January 31, 2002     January 31, 2001
=============================================================================================================
SELECT HIGH GROWTH PORTFOLIO
  Shares sold                                                                 296,932           3,282,773
  Shares issued on reinvestment                                             1,346,275             609,042
  Shares reacquired                                                        (1,829,590)           (824,750)
-------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease)                                                    (186,383)          3,067,065
=============================================================================================================
SELECT GROWTH PORTFOLIO
  Shares sold                                                                 541,444           3,775,458
  Shares issued on reinvestment                                                    --           1,187,181
  Shares reacquired                                                        (2,731,379)         (1,154,882)
-------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease)                                                  (2,189,935)          3,807,757
=============================================================================================================
SELECT BALANCED PORTFOLIO
  Shares sold                                                               2,621,321           2,719,431
  Net asset value of shares issued in connection with the transfer of the Smith Barney Allocation Series -- Select Income
    Portfolio's net assets (Note 5)                                         1,808,906                  --
  Net asset value of shares issued in connection with the transfer of the Smith Barney Allocation Series -- Select Conservative
    Portfolio's net assets (Note 5)                                         4,480,483                  --
  Shares issued on reinvestment                                             1,718,899           1,285,409
  Shares reacquired                                                        (2,682,069)         (1,413,467)
-------------------------------------------------------------------------------------------------------------
  Net Increase                                                              7,947,540           2,591,373
=============================================================================================================

Financial Highlights
--------------------------------------------------------------------------------
For a share of capital stock outstanding throughout each year ended January 31, unless otherwise noted:

Select High Growth Portfolio                  2002(1)         2001(1)         2000(1)         1999(1)       1998(1)(2)
========================================================================================================================
Net Asset Value, Beginning of Year          $   14.23       $   15.16       $   13.02       $   11.06       $   10.00
------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income(3)                       0.08            0.65            0.60            0.13            0.26
  Net realized and unrealized gain (loss)       (2.37)          (0.84)           1.78            1.94            0.80
------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations             (2.29)          (0.19)           2.38            2.07            1.06
------------------------------------------------------------------------------------------------------------------------
Less Distribution From:
  Net investment income                         (0.63)          (0.39)          (0.07)          (0.07)             --
  Net realized gains                            (0.59)          (0.35)          (0.17)          (0.04)             --
------------------------------------------------------------------------------------------------------------------------
Total Distributions                             (1.22)          (0.74)          (0.24)          (0.11)             --
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                $   10.72       $   14.23       $   15.16       $   13.02       $   11.06
------------------------------------------------------------------------------------------------------------------------
Total Return                                   (16.39)%         (1.33)%         18.46%          18.79%          10.60%++
------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)              $ 135,573       $ 182,570       $ 148,033       $  75,780       $  27,071
------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                       0.35%           0.35%           0.35%           0.35%           0.35%+
  Net investment income                          0.66            4.33            4.30            1.08            2.41+
------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                             5%              7%              0%             19%             43%
========================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
(2) For the period from February 5, 1997 (commencement of operations) to January 31, 1998.
(3) Net investment income per share includes short-term capital gain distributions from Underlying Funds.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.

                        See Notes to Financial Statements

--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each year ended January 31, unless otherwise noted:

Select Growth Portfolio                       2002(1)         2001(1)         2000(1)         1999(1)       1998(1)(2)
========================================================================================================================
Net Asset Value, Beginning of Year          $   13.03       $   13.80       $   12.87       $   11.28       $   10.00
------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income(3)                       0.26            0.58            0.51            0.27            0.44
  Net realized and unrealized gain (loss)       (2.00)          (0.55)           0.72            1.55            0.84
------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations             (1.74)           0.03            1.23            1.82            1.28
------------------------------------------------------------------------------------------------------------------------
Less Distribution From:
  Net investment income                            --           (0.37)          (0.13)          (0.11)             --
  Net realized gains                               --           (0.43)          (0.17)          (0.12)             --
------------------------------------------------------------------------------------------------------------------------
Total Distributions                                --           (0.80)          (0.30)          (0.23)             --
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                $   11.29       $   13.03       $   13.80       $   12.87       $   11.28
------------------------------------------------------------------------------------------------------------------------
Total Return                                   (13.35)%          0.22%           9.72%          16.31%          12.80%++
------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)              $ 211,500       $ 272,426       $ 236,028       $ 129,929       $  45,982
------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets
  Expenses                                       0.35%           0.35%           0.35%           0.35%           0.35%+
  Net investment income                          2.21            4.29            3.85            2.29            4.11+
------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                             6%              4%              0%             10%             43%
========================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
(2) For the period from February 5, 1997 (commencement of operations)to January 31, 1998.
(3) Net investment income per share includes short-term capital gain distributions from Underlying Funds.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.

--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each year ended January 31, unless otherwise noted:

Select Balanced Portfolio                     2002(1)         2001(1)         2000(1)         1999(1)       1998(1)(2)
========================================================================================================================
Net Asset Value, Beginning of Year          $   12.35       $   12.13       $   12.04       $   11.28       $   10.00
------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income(3)                       0.43            0.60            0.48            0.42            0.64
  Net realized and unrealized gain (loss)       (1.00)           0.52            0.07            0.66            0.64
------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations             (0.57)           1.12            0.55            1.08            1.28
------------------------------------------------------------------------------------------------------------------------
Less Distribution From:
  Net investment income                         (0.42)          (0.40)          (0.22)          (0.16)             --
  Net realized gains                            (0.34)          (0.50)          (0.24)          (0.16)             --
------------------------------------------------------------------------------------------------------------------------
Total Distributions                             (0.76)          (0.90)          (0.46)          (0.32)             --
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                $   11.02       $   12.35       $   12.13       $   12.04       $   11.28
------------------------------------------------------------------------------------------------------------------------
Total Return                                    (4.62)%          9.57%           4.69%           9.76%          12.80%++
------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)              $ 291,485       $ 228,352       $ 192,922       $ 133,796       $  45,071
------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets
  Expenses                                       0.35%           0.35%           0.35%           0.35%           0.35%+
  Net investment income                          3.77            4.90            3.92            3.64            5.89+
------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                            10%              1%              0%              7%             19%
========================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
(2) For the period from February 5, 1997 (commencement of operations)to January 31, 1998.
(3) Net investment income per share includes short-term capital gain distributions from Underlying Funds.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.

Independent Auditors' Report
--------------------------------------------------------------------------------

The Shareholders and Board of Directors of
Smith Barney Allocation Series Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Select High Growth, Select Growth and Select Balanced Portfolios ("Portfolios") of the Smith Barney Allocation Series Inc. ("Fund") as of January 31, 2002, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and the period from February 5, 1997 (commencement of operations) to January 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2002, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of each of the Portfolios of the Fund as of January 31, 2002, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and the period from February 5, 1997 to January 31, 1998, in conformity with accounting principles generally accepted in the United States of America.

                                                       KPMG LLP


New York, New York
March 15, 2002

Additional Information (unaudited)
--------------------------------------------------------------------------------

Information about Directors and Officers

The business and affairs of the Smith Barney Allocation Series Inc. ("Investment Company") are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Investment Company is set forth below. The Statement of Additional Information includes additional information about fund directors and is available, without charge, upon request by calling one of the fund's transfer agents (PFS Shareholders Services at 1-800-544-5445 or PFPC Global Fund Services at 1-800-451-2010).

                                                                                         Number of
                                                                                        Investment
                                               Term of                                   Companies
                                               Office*                                    in Fund
                                Position(s)  and Length                                   Complex
                                 Held with    of Time    Principal Occupation(s)        Overseen by        Other Directorships
Name, Address, and Age             Fund        Served      During Past 5 Years           Director            Held by Director
----------------------          ----------   ----------  -----------------------        -----------        -------------------
NON-INTERESTED DIRECTORS:

H. John Ellis                    Director       Since    Retired                              2      Crystal Downs Country
858 East Crystal Downs Drive                    1996                                                 Club; Juno Ocean Club
Frankfort, MI 49635
Age74

Stephen E. Kaufman               Director       Since    Attorney                            13                 None
Stephen E. Kaufman PC Co.                       1995
277 Park Avenue, 47th Floor
New York, NY 10172
Age 70

Armon E. Kamesar                 Director       Since    Chairman, TEC International;         2      TEC International; Inter Ocean
7328 Country Club Drive                         1995     Trustee, US Bankruptcy Court                Systems Inc. California Highway
LaJolla, CA 92037                                                                                    Patrol Citizens Oversight
Age74                                                                                                Committee

John J. Murphy                   Director       Since    President, Murphy Capital            2      Barclays International Funds
123 Prospect Street                             2002     Management                                  Group Ltd.; Barclays Fund
Ridgewood, NJ 07450                                                                                  Managers Ltd.; Barclays Inter-
Age 58                                                                                               national Fund Managers Ltd.;
                                                                                                     Barclays European Investment
                                                                                                     Holdings SA; Barclays Fund
                                                                                                     Management Luxembourg SA;
                                                                                                     Barclays Asian Selection Funds
                                                                                                     Ltd.; Barclays Investment Funds
                                                                                                     (Channel Islands LTD.);
                                                                                                     Barclays Investment Funds
                                                                                                     (Luxembourg) funds SICAV;
                                                                                                     Barclays International funds
                                                                                                     SICAV; and Barclays Euro Funds
                                                                                                     SICAV

INTERESTED DIRECTORS:

Heath B. McLendon                Director/      Since    Managing Director of Salomon        74                 None
Salomon Smith Barney Inc.        Chairman       1995     Smith Barney Inc. ("SSB");
125 Broad Street, 9th Floor                              President and Director of Smith
New York, NY 10004                                       Barney Fund Management LLC
Age 68                                                   ("SBFM") and Travelers
                                                         Investment Adviser, Inc. ("TIA")

----------
* Directors are elected until the Investment Company's next annual meeting and until their successors are elected and qualified.

--------------------------------------------------------------------------------

                                                                                         Number of
                                                                                        Investment
                                               Term of                                   Companies
                                               Office*                                    in Fund
                                Position(s)  and Length                                   Complex
                                 Held with    of Time    Principal Occupation(s)        Overseen by        Other Directorships
Name, Address, and Age             Fund        Served      During Past 5 Years           Director            Held by Director
----------------------          ----------   ----------  -----------------------        -----------        -------------------
EXECUTIVE OFFICERS:

Lewis E. Daidone                 Senior Vice    Since    Managing Director of SSB; Chief     N/A                N/A
Salomon Smith Barney Inc.        President      1995     Financial Officer of the Smith
125 Broad Street, 11th Floor     and                     Barney Mutual Funds; Director
New York, NY 10004               Treasurer               and Senior Vice President of
Age 44                                                   SBFM and TIA

Irving P. David                  Controller     Since    Director of SSB                     N/A                N/A
Salomon Smith Barney Inc.                       1999
125 Broad Street, 10th Floor
New York, NY 10004
Age 40

Christina T. Sydor               Secretary      Since    Managing Director of SSB;           N/A                N/A
Salomon Smith Barney Inc.                       1995     General Counsel and Secretary
300 First Stamford Place                                 of SBFM and TIA
4th Floor
Stamford, CT 06902
Age 51

Tax Information (unaudited)
--------------------------------------------------------------------------------

For Federal tax purposes the Portfolios hereby designate for the fiscal year ended January 31, 2002:

      . Percentages of ordinary dividends paid as qualifying for the corporate dividends received deduction:

            Select High Growth Portfolio.....................              3.16%
            Select Balanced Portfolio........................              10.08

      .     Total long-term capital gain distributions paid:

            Select High Growth Portfolio.....................         $7,175,788
            Select Balanced Portfolio........................          8,600,987

The following percentages of ordinary dividends paid by the Fund from net investment income are derived from Federal obligations and may be exempt from taxation at the state level:

            Select Balanced Portfolio........................              8.67%

                      (This page intentionally left blank.)

Directors

H. John Ellis
Armon E. Kamesar
Stephen E. Kaufman
Heath B. McLendon, Chairman
John J. Murphy

Walter E. Auch, Emeritus
Martin Brody, Emeritus

Officers

Heath B. McLendon
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Irving P. David
Controller

Christina T. Sydor
Secretary

Investment Manager

Travelers Investment
  Adviser, Inc.

Custodian

State Street Bank and
  Trust Company

Smith Barney
Allocation Series Inc.
125 Broad Street
10th Floor, MF-2
New York, New York 10004

This report is submitted for the general information of the owners of the Smith Barney Allocation Series Inc.: Select High Growth, Select Growth and Select Balanced Portfolios. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies, fees and expenses, as well as other pertinent information.

                                                            SALOMON SMITH BARNEY
                                                     ---------------------------
                                                     A member of citigroup[LOGO]

                                                               Member NASD, SIPC

                                              (C) 2002 Salomon Smith Barney Inc.

                                                                    FD01436 3/02